UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 00058 )

Exact name of registrant as specified in charter: The George Putnam Fund of Boston

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: July 31, 2006

Date of reporting period: August 1, 2005—January 31, 2006

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

The George Putnam Fund of Boston

1|31|06

Semiannual Report

PUTNAM INVESTMENTS

4¢
U.S.POSTAGE
3¢

VALUE FUNDS
look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition
in money management
Since 1937, our values have been rooted
in a profound sense of responsibility for the
money entrusted to us.

A prudent approach to investing
We use a research-driven team approach to seek
consistent, dependable, superior investment
results over time, although there is no guarantee
a fund will meet its objectives.

Funds for every investment goal
We offer a broad range of mutual funds and other
financial products so investors and their financial
representatives can build diversified portfolios.

A commitment to doing
what’s right for investors
We have below-average expenses and stringent
investor protections, and provide a wealth of
information about the Putnam funds.

Industry-leading service
We help investors, along with their financial
representatives, make informed investment
decisions with confidence.

The George Putnam Fund of Boston

1| 31| 06 Semiannual Report

Message from the Trustees	2
About the fund	4
Report from the fund managers	7
Performance	13
Expenses	16
Portfolio turnover	18
Risk	19
Your fund’s management	20
Terms and definitions	23
Trustee approval of management contract	25
Other information for shareholders	30
Financial statements	31
Brokerage commissions	100

Cover photograph: Postage stamps, private collection © White-Packert Photography

Message from the Trustees

Dear Fellow Shareholder

The performance of U.S. financial markets in the early weeks of 2006 suggests that investors remain generally optimistic this year. Stocks have advanced briskly while bonds have remained subdued. We consider these results typical of an expanding economy capable of generating both profits and inflation. As is often the case, the fundamental data painted a more conflicted picture than the market’s movements. In the final months of 2005, the economic growth rate slipped to a low level of 1.1%, according to initial estimates. Nevertheless, labor market conditions have strengthened, and energy prices, though elevated, did not spike in the winter months, thanks in part to mild winter weather in many regions of the country. Inflationary pressures remain contained, to borrow the terminology of the U.S. Federal Reserve Board (the Fed). At its January 31 meeting, marking the end of former Chairman Alan Greenspan’s 18 years of service, the Fed again raised interest rates, but hinted that the end of this tightening cycle might not be far away. Whatever the course the economy and monetary policy take in coming months, in our view it is fortunate that the Fed’s new Chairman, Ben Bernanke, like his predecessor, regards the Fed’s role in pursuing both price stability and economic growth as essential to encouraging investment.

Although there is no guarantee a fund will achieve its objectives, we believe that the professional research, diversification, and active management that mutual funds provide continue to make them an intelligent choice for investors. We want you to know that Putnam Investments, under the leadership of Chief Executive Officer Ed Haldeman, continues to focus on delivering consistent, dependable, superior investment performance over time.

In the following pages, members of your fund’s management team discuss the fund’s performance and strategies, and their outlook for the months ahead. We thank you for your support of the Putnam funds.

Respectfully yours,

The George Putnam Fund of Boston: providing the benefits of balanced investing for nearly 70 years

Your fund launched in 1937 when George Putnam, a Boston investment manager, decided to start a fund with an innovative approach — a balance of stocks to seek capital appreciation and bonds to help provide current income. The original portfolio featured industrial stocks, such as U.S. Smelting, Refining, & Mining Co., and railroad bonds.

This balanced approach made sense then, and we believe it continues to make sense now. In the late 1930s, the stock market experienced dramatic swings as businesses struggled to recover from the Great Depression and as the shadow of war began to spread across Europe and Asia. Today, global political and economic uncertainties also challenge investors.

Although the fund has experienced volatility at times, its balanced approach has kept it on course. When stocks were weak, the fund’s bonds helped results. Similarly, stocks have often provided leadership when bonds were hurt by rising interest rates or inflation.

In a letter to shareholders dated July 12, 1938, George Putnam articulated the balanced strategy: “Successful investing calls not so much for some clairvoyant ability to read the future as for the courage to stick to tested, common sense policies in the face of the unreliable emotional stresses and strains that constantly sweep the market place." Putnam remains committed to this prudent approach to investing today.

Over seven eventful decades, the fund's balance of stocks and bonds has served shareholders by providing income and building wealth.

$4,265,096
9.29%
annualized return at POP
$1,000,000
$100,000
$10,000
1973 Oil embargo leads to record high oil prices and gas rationing
1981 First space shuttle launched
1989 Collapse of Berlin Wall
1993 First Web browser introduced
2000 Nasdaq peaks over 5000
2005 Low interest rates spark record home buying

ANNUALIZED TOTAL RETURN PERFORMANCE

Class A shares	POP
Life of fund (inception 11/5/37)	9.29%
10 years	6.98
5 years	2.90
3 years	7.82
1 year	-1.42

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A shares reflect a sales charge of 5.25%. Returns for other classes of shares may vary. A short-term trading fee of up to 2% may apply. The period illustrated is longer than the investment horizon of many investors.

5

The George Putnam Fund of Boston seeks to provide a balanced investment composed of a well-diversified portfolio of stocks and bonds that produce both capital growth and current income. The fund targets attractively priced stocks of large, established, dividend-paying companies that the management team believes are poised to experience positive change and improved financial performance. The bond portion is a diversified mix of mainly investment-grade securities. The fund may be appropriate for investors seeking current income and long-term growth from a balanced investment.

Highlights
* For the six months ended January 31, 2006, The George Putnam Fund of Boston’s class A shares returned 2.75% without sales charges.
* The fund’s equity benchmark changed after the end of the reporting period. The new bench-
mark, the S&P 500/Citigroup Value Index, returned 6.92% for the period, while the former benchmark, the S&P 500/Barra Value Index, returned 6.47%. The fund’s bond benchmark, the Lehman Aggregate Bond Index, returned 0.84% over the same period.
* The fund’s custom benchmark, intended to provide a suitable performance target for a balanced fund, is made up of 60% S&P 500/Citigroup Value Index and 40% Lehman Aggregate Bond
Index. It returned 4.52% for the period. Using the former equity benchmark, the S&P 500/Barra
Value Index, this custom benchmark returned 4.26%.
* The average return for the fund’s Lipper category, Balanced Funds, was 4.47%.
* Additional fund performance, comparative performance, and Lipper data can be found in the performance section beginning on page 13.

Performance

Total return for class A shares for periods ended 1/31/06

Since the fund’s inception (11/5/37), average annual return is 9.39% at NAV and 9.31% at POP.

	Average annual return		Cumulative return
	NAV	POP	NAV	POP

10 years	7.53%	6.95%	106.69%	95.79%

5 years	4.17	3.05	22.68	16.23

3 years	10.94	8.96	36.56	29.37

1 year	6.61	1.03	6.61	1.03

6 months	—	—	2.75	–2.65

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 5.25% . For the most recent month-end performance, visit www.putnam.com. A short-term trading fee of up to 2% may apply.

Report from the fund managers

The period in review

Given an environment that was generally favorable for equities but less so for bonds, your fund generated modest returns for the first six months of its 2006 fiscal year. The fund’s positioning within sectors and individual security selections were generally positive, with a few exceptions that detracted from the fund’s performance relative to its benchmarks and the average for its Lipper category. For example, we deliberately emphasized larger-capitalization stocks, which, in our opinion, offered more compelling valuations. However, smaller-cap stocks continued to outperform larger caps, and in January 2006 they led larger caps by a particularly wide margin. Nevertheless, for a number of reasons, we believe that the fund’s larger-cap bias will prove rewarding in the coming months. The fund benefited from effective weightings and stock selection within the energy, utilities, and capital goods sectors. Meanwhile, certain technology, health-care, and conglomerates stocks detracted from returns. The fund’s bond portfolio outperformed its benchmark and helped stabilize fund returns in the midst of a volatile market.

Market overview

U.S. financial markets experienced a fair amount of volatility in the first six months of the fund’s fiscal year. The economy weathered a number of stress factors, including an ongoing war, major hurricane damage, sustained high energy prices, and rising interest rates. The Federal Reserve Board (the Fed) raised the federal funds rate (the interest banks charge each other for overnight loans needed to maintain reserve levels) five times during the period, continuing its efforts to slow economic growth and curb inflation. Consequently, the federal funds rate increased from 3.25% to 4.50% . The yield curve, a graphical representation of interest rates across all bond maturities, flattened as short-term borrowing rates increased more than long-term rates. Despite this, U.S. gross domestic product (GDP) grew at a healthy rate of

3.6% in 2005. Inflation remained low. Stock market returns, while positive, were generally modest, with most major stock market indexes posting single-digit returns. Stocks outperformed bonds by a wide margin. Within equities, value stocks outpaced growth stocks rather significantly. Small-capitalization stocks outpaced larger-cap stocks — a trend that has continued for several years. Lower-yielding stocks outpaced those offering higher yields.

The market’s strongest-performing sectors were energy, transportation, and basic materials. The weakest sectors included consumer cyclicals, conglomerates, and communications services.

Because the Fed raised the federal funds rate consistently during the year while the central banks of most other nations did not, U.S. interest rates became more attractive in a global context. This helped explain the surprising strength of the U.S. dollar versus other currencies.

Strategy overview

After many months of interest-rate increases, we believe that the Fed is nearing the end of its restrictive monetary policy. In our view, bond market futures suggest a high probability of another rate increase in March 2006, but perhaps no further increases after that. Historically, bond prices have risen at the end of a tightening cycle. Accordingly, we adjusted the portfolio’s allocation during the period from 60% stocks, 35% bonds,

Market sector performance
These indexes provide an overview of performance in different market sectors for the six months ended 1/31/06.

Equities
S&P 500/Citigroup Value Index (large-company value stocks)	6.92%

Russell 2000 Growth Index (small-company growth stocks)	10.71%

Russell 2000 Value Index (small-company value stocks)	6.31%

Russell 1000 Index (large-company stocks)	5.04%

Bonds
Lehman Aggregate Bond Index (broad bond market)	0.84%

JP Morgan Global High Yield Index (global high-yield corporate bonds)	1.83%

Lehman Government Bond Index (U.S. Treasury and agency securities)	0.77%

and 5% cash to approximately 60% stocks and 40% bonds. The portfolio remained positioned to benefit from an increase in corporate capital spending, because we believe that businesses have sufficient cash flow to invest in upgrades and improvements. In addition, weaker-than-expected holiday sales suggest that consumers had begun to rein in their spending.

Relative to the fund’s equity benchmark, the portfolio had greater weightings in the technology, energy, health-care, and consumer staples sectors. It had underweight positions in communications services, financials, and utilities. With regard to other sectors, the portfolio is neutrally weighted, comparable to the benchmark.

With regard to the bond benchmark, the fund’s portfolio was overweighted in collateralized mortgage obligations, asset-backed securities, and mortgage-backed securities. It had underweight positions in investment-grade corporate bonds and mortgage pass-through securities. The

Portfolio composition comparison

This chart shows how the fund’s weightings have changed over the last six months.
Weightings are shown as a percentage of net assets. Holdings will vary over time.

fund’s bond portfolio also had a shorter duration (i.e., a lower level of sensitivity to changes in interest rates) than its benchmark. Combined, these strategies helped the bond portfolio outperform its benchmark, the Lehman Aggregate Bond Index, during the period.

Your fund’s holdings

As might be expected in a well-diversi-fied fund with numerous holdings, some holdings were standout performers for the period, while others disappointed. In a period of consistently high energy prices and strong demand, it should be no surprise that Marathon Oil and Amerada Hess were among the best-performing stocks in the portfolio. Both are diversified energy companies that explore for, extract, refine, transport, and market petroleum products. Both significantly increased their revenues and earnings during the period. In addition to these favorable statistics, we believe both companies have demonstrated fundamental improvements in production growth, and their management teams are focused on providing shareholders with higher returns. The portfolio is overweighted in both names relative to the benchmark, although we took some profits on the Amerada Hess position during the period.

In the utilities sector, fund holding Exelon was a strong performer. Exelon produces electricity and distributes it in Illinois and Pennsylvania. The company operates nuclear power plants, which are the most cost-efficient method of

Top equity holdings

This table shows the fund's top equity holdings, and the percentage of the fund's net assets that each comprised, as of 1/31/06. The fund's holdings will change over time.

Holding (percent of fund's net assets)	Industry
Bank of America Corp. (2.7%)	Banking

Citigroup, Inc. (2.6%)	Financial

Exxon Mobil Corp. (2.5%)	Oil and gas

Chevron Corp. (1.9%)	Oil and gas

Pfizer, Inc. (1.8%)	Pharmaceuticals

U.S. Bancorp (1.5%)	Banking

Freddie Mac (1.3%)	Financial

Hewlett-Packard Co. (1.3%)	Computers

ACE, Ltd. (Bermuda) (1.2%)	Insurance

Tyco International, Ltd. (Bermuda) (1.1%)	Conglomerates

generating electricity. Thus, the company has the advantage of lower production costs to improve its cash flow and bottom line. We have held this stock for a few years, in anticipation of the time when its fixed, below-market pricing structure, set when the industry was deregulated three years ago, would expire and the company could begin to charge market rates. Recent legislation opened the doors for market rates and the rising stock price reflected this positive news. In the financial sector, fund holding Ace Limited, a property and casualty insurer, benefited from higher pricing, which it was able to secure because of the severity of the damage in hurricane-struck regions in 2005. In the wake of the hurricanes, the need for transporting both coal and building materials jumped sharply higher. The Norfolk Southern Railway Company addressed that urgent need and, consequently, its parent company, Norfolk Southern, was able to raise prices. The company’s stock appreciated as a result and contributed to the fund’s returns.

A handful of stocks disappointed during the period. Tyco International had been performing well in recent years following a very successful turnaround. The market viewed Tyco’s decision to split the conglomerate into three distinct units as a positive. These units will consist of health care; electronics; and fire- and security-engineered products and services. However, Tyco’s stock price fell following news of a product recall in the health-care segment and slimmer-than-expected margins in the fire and safety segment. We believe these are short-term difficul-ties and that the stock price will recover, so we continue to hold the position. Intel, which manufactures semiconductors and is known for its Pentium processor, faced stiff competition from Advanced Micro Devices, which gained market share. This hurt Intel during the period. Masco manufactures plumbing, cabinetry, and paints for home use. As the market for new housing softened, so did Masco’s stock price. Yet Masco’s product line is more focused on rebuilding and renovation projects, and we believe it remains an attractive holding for the long term. Cendant owns an array of travel-related businesses, including car rental agencies, hotel chains, and travel agencies. In addition, it operates real estate brokerages and tax-preparation services. All of these businesses are closely aligned with the consumer spending cycle. As consumer spending began to slow, this stock underperformed. We continue to hold the position and believe the stock may recover in time.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team’s plans for responding to them.

For some time, the fund has been positioned to benefit from an increase in corporate capital spending, and from an anticipated softening in consumer spending. We believe the Fed may be near the end of its tightening cycle. Yet, we anticipate that interest rates will rise further in 2006. We believe that energy prices will remain high, driven by increasing worldwide demand, especially from China and other emerging markets. Consumers are feeling the pinch of higher fuel costs, both at the gasoline pump and in their heating bills. In addition, anecdotal evidence suggests that the housing market is slowing. Thus far in the economic recovery, inflation has not been a major issue, but we continue to monitor the economy for signs of increasing inflationary pressure. We believe these trends support our expectation of a less robust consumer sector.

The major rebuilding effort following last year’s devastating hurricanes boosted demand for building supplies, transport, and labor, and has spurred businesses in many sectors. In addition, in the highly competitive retail market, some suppliers are finding that manufacturing in the United States can be more profitable than outsourcing to foreign countries, as it enables them to respond more quickly to current trends. These and other factors have given businesses more pricing power that should enhance their profitability. Also, after years of solid earnings and higher profits, corporate coffers are well padded. Many companies are paying higher dividends or are repurchasing shares to enhance shareholder value. Mergers and acquisitions are on the rise, and these are signs that businesses are increasingly willing to spend capital. We anticipate greater capital expenditures on technology, in particular. Your fund is well positioned to take advantage of an increase in corporate capital spending.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of fluctuations in the value of your investment. The use of derivatives involves special risks and may result in losses.

This fund may have a significant portion of its holdings in bonds. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

Your fund’s performance

This section shows your fund’s performance during the first half of its fiscal year, which ended January 31, 2006. In accordance with regulatory requirements for mutual funds, we also include performance for the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance
Total return for periods ended 1/31/06

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(11/5/37)		(4/27/92)		(7/26/99)		(12/1/94)		(1/21/03)	(3/31/94)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	9.39%	9.31%	8.36%	8.36%	8.57%	8.57%	8.63%	8.58%	9.12%	9.44%

10 years	106.69	95.79	91.78	91.78	91.65	91.65	96.82	90.41	101.76	111.98
Annual average	7.53	6.95	6.73	6.73	6.72	6.72	7.01	6.65	7.27	7.80

5 years	22.68	16.23	18.21	16.21	18.15	18.15	19.75	15.84	21.27	24.31
Annual average	4.17	3.05	3.40	3.05	3.39	3.39	3.67	2.98	3.93	4.45

3 years	36.56	29.37	33.54	30.54	33.52	33.52	34.60	30.27	35.63	37.57
Annual average	10.94	8.96	10.12	9.29	10.12	10.12	10.41	9.21	10.69	11.22

1 year	6.61	1.03	5.85	0.85	5.86	4.86	6.15	2.67	6.40	6.92

6 months	2.75	–2.65	2.31	–2.63	2.33	1.34	2.52	–0.80	2.63	2.82

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.25% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase.

Comparative index returns

For periods ended 1/31/06

		Lehman	George	Lipper
S&P 500/	S&P 500/	Aggregate	Putnam	Balanced
Citigroup	Barra Value	Bond	Blended	Funds category
Value Index*	Index*	Index	Index	average§

Annual average
(life of fund)	—†	—†	—†	—‡	—†	—†

10 years	146.29%	147.30%	80.70%	125.29%	127.09%	102.29%
Annual average	9.43	9.48	6.10	8.46	8.55	7.13

5 years	27.47	12.39	30.89	31.39	22.27	14.56
Annual average	4.97	2.36	5.53	5.61	4.10	2.65

3 years	72.57	72.34	11.17	45.68	45.63	39.91
Annual average	19.95	19.89	3.59	13.36	13.35	11.80

1 year	14.10	12.66	1.80	9.17	8.34	8.60

6 months	6.92	6.47	0.84	4.52	4.26	4.47

Index and Lipper results should be compared to fund performance at net asset value.

* Putnam Management has recently undertaken a review of the fund’s benchmarks. The S&P 500/Citigroup Value Index re-
placed the S&P 500/Barra Value Index as the fund’s equity benchmark because, in Putnam Management’s opinion, the securities tracked by this index more accurately reflect the types of equity securities that generally will be held by the fund.

† The indexes and Lipper category were not in existence at the time of the fund’s inception. The S&P 500/Citigroup Value
Index commenced 6/30/95. The S&P 500/Barra Value Index commenced 12/31/74. The Lehman Aggregate Bond Index commenced 12/31/75. The George Putnam Blended Index, with the S&P 500/Barra Value Index as its equity component, commenced 12/31/86. The Lipper average commenced 12/31/59.

‡ The George Putnam Blended Index has been revised to reflect the fund's new benchmark, the S&P 500/Citigroup Value
Index, as its equity component. Commencement date for the revised Blended Index is 6/30/95.

§ Over the 6-month and 1-, 3-, 5-, and 10-year periods ended 1/31/06, there were 698, 660, 482, 387, and 182 funds, respectively, in this Lipper category.

Fund price and distribution information
For the six-month period ended 1/31/06

Distributions*	Class A		Class B	Class C	Class M		Class R	Class Y

Number	2		2	2	2		2	2

Income	$0.301		$0.229	$0.233	$0.255		$0.279	$0.325

Capital gains

Long-term	$0.358		$0.358	$0.358	$0.358		$0.358	$0.358

Short-term	$0.023		$0.023	$0.023	$0.023		$0.023	$0.023

Total	$0.682		$0.610	$0.614	$0.636		$0.660	$0.706

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

7/31/05	$18.40	$19.42	$18.22	$18.30	$18.22	$18.83	$18.36	$18.46

1/31/06	18.21	19.22	18.02	18.10	18.03	18.64	18.17	18.26

Current yield
(end of period)

Current
dividend rate[1]	2.20%	2.08%	1.42%	1.48%	1.71%	1.65%	1.96%	2.45%

Current 30-day
SEC yield[2]	2.32	2.20	1.57	1.57	1.82	1.76	2.08	2.57

* Dividend sources are estimated and may vary based on final tax calculations after the fund’s fiscal year-end.

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 Based only on investment income, calculated using SEC guidelines.

Fund performance for most recent calendar quarter

Total return for periods ended 12/31/05

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(11/5/37)		(4/27/92)		(7/26/99)		(12/1/94)		(1/21/03)	(3/31/94)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	9.38%	9.29%	8.35%	8.35%	8.56%	8.56%	8.62%	8.57%	9.11%	9.43%

10 years	107.33	96.44	92.45	92.45	92.27	92.27	97.42	90.97	102.32	112.64
Annual average	7.56	6.98	6.77	6.77	6.76	6.76	7.04	6.68	7.30	7.84

5 years	21.78	15.39	17.32	15.32	17.27	17.27	18.86	15.01	20.30	23.33
Annual average	4.02	2.90	3.25	2.89	3.24	3.24	3.52	2.84	3.77	4.28

3 years	32.30	25.35	29.38	26.38	29.40	29.40	30.43	26.21	31.40	33.38
Annual average	9.78	7.82	8.97	8.12	8.97	8.97	9.26	8.07	9.53	10.08

1 year	4.04	–1.42	3.27	–1.69	3.24	2.24	3.56	0.20	3.77	4.29

6 months	2.73	–2.64	2.35	–2.60	2.31	1.32	2.50	–0.82	2.56	2.86

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial advisor.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in The George Putnam Fund of Boston from August 1, 2005, to January 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 4.85	$ 8.67	$ 8.67	$ 7.40	$ 6.13	$ 3.58

Ending value (after expenses)	$1,027.50	$1,023.10	$1,023.30	$1,025.20	$1,026.30	$1,028.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 1/31/06. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended January 31, 2006, use the calculation method below. To find the value of your investment on August 1, 2005, go to www.putnam.com and log on to your account. Click on the “Transaction History” tab in your Daily Statement and enter 08/01/2005 in both the “from” and “to” fields. Alternatively, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$ 4.84	$ 8.64	$ 8.64	$ 7.37	$ 6.11	$ 3.57

Ending value (after expenses)	$1,020.42	$1,016.64	$1,016.64	$1,017.90	$1,019.16	$1,021.68

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 1/31/06. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y
Your fund's annualized
expense ratio	0.95%	1.70%	1.70%	1.45%	1.20%	0.70%

Average annualized expense ratio
for Lipper peer group*	1.27%	2.02%	2.02%	1.77%	1.52%	1.02%

* Simple average of the expenses of all front-end load funds in the fund’s Lipper peer group, calculated in accordance with Lipper’s standard method for comparing fund expenses (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). This average reflects each fund’s expenses for its most recent fiscal year available to Lipper as of 12/31/05. To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares other than class Y shares, which do not incur 12b-1 fees. The peer group may include funds that are significantly smaller or larger than the fund, which may limit the comparability of the fund’s expenses to the simple average, which typically is higher than the asset-weighted average.

Your fund’s portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds or other fixed-income instruments may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons
Percentage of holdings that change every year

	2005	2004	2003	2002	2001
The George Putnam
Fund of Boston	169%*	166%	121%†‡	132%†	333%

Lipper Balanced Funds
category average	61%	69%	75%	77%	78%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on July 31. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2005 is based on information available as of 12/31/05.

* Portfolio turnover excludes dollar roll transactions.

† Portfolio turnover excludes certain Treasury note transactions executed in connection with a short-term trading strategy.

‡ Portfolio turnover excludes the impact of assets received from the acquisition of Putnam Balanced Fund and Putnam Balanced Retirement Fund.

Your fund’s risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Overall Morningstar Risk.

Your fund’s Overall Morningstar® Risk

Your fund’s Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund’s Overall Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of December 31, 2005. A higher Overall Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Overall Morningstar Risk by assessing variations in the fund’s monthly returns - with an emphasis on downside variations - over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund’s Overall Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2006 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam Large-Cap Value, Core Fixed-Income, and Global Asset Allocation teams. Jeanne Mockard is the Portfolio Leader of the fund. Geoffrey Kelley, Jeffrey Knight, and Raman Srivastava are Portfolio Members. The Portfolio Leader and Portfolio Members coordinate the teams’ management of the fund.

For a complete listing of the members of the Putnam Large-Cap Value, Core Fixed-Income, and Global Asset Allocation teams, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam’s Individual Investor Web site at www.putnam.com.

Fund ownership by the Portfolio Leader and Portfolio Members

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund (in dollar ranges). Information shown is as of January 31, 2006, and January 31, 2005.

			$1 –	$10,001 –	$50,001 –	$100,001 –	$500,001 –	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

Jeanne Mockard	2006				*

Portfolio Leader	2005			*

Geoffrey Kelley	N/A

Portfolio Member	N/A

Jeffrey Knight	2006	*

Portfolio Member	2005	*

Raman Srivastava	2006				*

Portfolio Member	2005			*

N/A indicates the individual became a Portfolio Leader or Portfolio Member after the reporting date.

Fund manager compensation

The total 2005 fund manager compensation that is attributable to your fund is approximately $2,300,000. This amount includes a portion of 2005 compensation paid by Putnam Management to the fund managers assigned to the fund as of January 31, 2006, for their portfolio management responsibilities, calculated based on the fund assets they manage taken as a percentage of the total assets they manage. The compensation amount also includes a portion of the 2005 compensation paid to the Chief Investment Officers of the teams and the Group Chief Investment Officers of the fund’s broader investment categories for their oversight responsibilities, calculated based on the fund assets they oversee taken as a percentage of the total assets they oversee. This amount does not include compensation of other personnel involved in research, trading, administration, systems, compliance, or fund operations; nor does it include non-compensation costs. These percentages are determined as of the fund’s fiscal period-end. For personnel who joined Putnam Management during or after 2005, the calculation reflects annualized 2005 compensation or an estimate of 2006 compensation, as applicable.

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

Jeanne Mockard is also a Portfolio Member of Putnam Equity Income Fund.

Jeffrey Knight is also a Portfolio Leader of the three Putnam Asset Allocation Funds, Putnam Income Strategies Fund, and the ten Putnam RetirementReady Funds.

Raman Srivastava is also a Portfolio Member of Putnam Income Fund.

Jeanne Mockard, Geoffrey Kelley, Jeffrey Knight, and Raman Srivastava may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Changes in your fund’s Portfolio Leader and Portfolio Members

During the year ended January 31, 2006, Michael Abata joined your fund’s management team as a Portfolio Member. However, shortly after the fiscal period-end, he, as well as Portfolio Member Kevin Cronin, left the team in order to focus on their other responsibilities at Putnam. At the same time, Geoffrey Kelley joined the team as a Portfolio Member.

Geoffrey Kelley joined Putnam in 1994. Currently, he is a Portfolio Manager, and in the past five years, his previous position at Putnam was Quantitative Portfolio Specialist.

Fund ownership by Putnam’s Executive Board

The table below shows how much the members of Putnam’s Executive Board have invested in the fund (in dollar ranges). Information shown is as of January 31, 2006, and January 31, 2005.

			$1 –	$10,001 –	$50,001–	$100,001
	Year	$0	$10,000	$50,000	$100,000	and over

Philippe Bibi	2006	*

Chief Technology Officer	2005	*

Joshua Brooks	2006			*

Deputy Head of Investments	N/A

William Connolly	2006	*

Head of Retail Management	N/A

Kevin Cronin	2006				*

Head of Investments	2005				*

Charles Haldeman, Jr.	2006			*

President and CEO	2005			*

Amrit Kanwal	2006	*

Chief Financial Officer	2005	*

Steven Krichmar	2006	*

Chief of Operations	2005	*

Francis McNamara, III	2006		*

General Counsel	2005		*

Richard Robie, III	2006	*

Chief Administrative Officer	2005	*

Edward Shadek	2006	*

Deputy Head of Investments	N/A

Sandra Whiston	2006	*

Head of Institutional Management	N/A

N/A indicates the individual was not a member of Putnam’s Executive Board as of 1/31/05.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.25% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to eligible purchasers, including eligible defined contribution plans or corporate IRAs.

Comparative indexes

George Putnam Blended Index is an unmanaged index administered by Putnam Management, 60% of which is the S&P 500/Citigroup Value Index and 40% of which is the Lehman Aggregate Bond Index. (The S&P 500/Citigroup Value Index has replaced the fund's former equity benchmark, the S&P 500/Barra Value Index.)

JP Morgan Global High Yield Index is an unmanaged index of global high-yield fixed-income securities.

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Russell 1000 Index is an unmanaged index of the 1,000 largest companies in the Russell 3000 Index.

Russell 2000 Growth Index is an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their growth orientation.

Russell 2000 Value Index is an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their value orientation.

S&P 500/Citigroup Value Index is a market-capitalization weighted index. All stocks in the underlying parent index are allocated into value or growth. Stocks that do not have pure value or pure growth characteristics have their market caps distributed between the value and growth indices.

S&P 500/Barra Value Index is an unmanaged capitalization-weighted index of large-cap stocks chosen for their value orientation.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Lipper rankings are based on total return at net asset value and do not reflect sales charges. Funds are ranked among other funds with similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management. In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months beginning in March and ending in June 2005, the Contract Committee met five times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. Upon completion of this review, the Contract Committee recommended and the Independent Trustees approved the continuance of your fund’s management contract, effective July 1, 2005.

This approval was based on the following conclusions:

* That the fee schedule currently in effect for your fund represents reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

* That such fee schedule represents an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Model fee schedules and categories; total expenses

The Trustees’ review of the management fees and total expenses of the Putnam funds focused on three major themes:

* Consistency. The Trustees, working in cooperation with Putnam Management, have developed and implemented a series of model fee schedules for the Putnam funds designed to ensure that each fund’s management fee is consistent with the fees for similar funds in the Putnam family of funds and compares favorably with fees paid by competitive funds sponsored by other investment advisors. Under this approach, each Putnam fund is assigned to one of several fee categories based on a combination of factors, including competitive fees and perceived difficulty of management, and a common fee schedule is implemented for all funds in a given fee category. The Trustees reviewed the model fee schedule then in effect for your fund, including fee levels and breakpoints, and the assignment of the fund to a particular fee category under this structure. (“Breakpoints” refer to reductions in fee rates that apply to additional assets once specified asset levels are reached.) The Trustees concluded that no changes should be made in the fund’s current fee schedule at this time.

* Competitiveness. The Trustees also reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 21st percentile in management fees and in the 17th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2004 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense comparison may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. They noted that such expense ratio increases were currently being controlled by expense limitations implemented in January 2004 and which Putnam Management, in consultation with the Contract Committee, has committed to maintain at least through 2006. The Trustees expressed their intention to monitor this information closely to ensure that fees and expenses of the Putnam funds continue to meet evolving competitive standards.

* Economies of scale. The Trustees concluded that the fee schedule currently in effect for your fund represents an appropriate sharing of economies of scale at current asset levels. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. The Trustees examined the existing breakpoint structure of the Putnam funds’ management fees in light of competitive industry practices. The Trustees considered various possible modifications to the Putnam funds’ current breakpoint structure, but ultimately concluded that the current breakpoint structure continues to serve the interests of fund shareholders. Accordingly, the Trustees continue to believe that the fee schedules currently in effect for the funds represent an appropriate sharing of economies of scale at current asset levels. The Trustees noted that significant redemptions in many Putnam funds, together with significant changes in the cost structure of Putnam Management, have altered the economics of Putnam Management’s business in significant ways. In view of these changes, the Trustees intend to consider whether a greater sharing of the economies of scale by fund shareholders would be appropriate if and when aggregate assets in the Putnam funds begin to experience meaningful growth.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the funds’ investment process and performance by the work of the Investment Oversight Committees of the Trustees, which meet on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognize that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing the fund’s performance with various benchmarks and with the performance of competitive funds. The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and continued to discuss with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional remedial changes are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Balanced Funds) for the one-, three- and five-year periods ended December 31, 2004 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

46th	34th	15th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three-, and five-year periods ended December 31, 2004, there were 576, 446, and 368 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future performance.)

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees believe that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees believe that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment advisor for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include principally benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage is earmarked to pay for research services that may be utilized by a fund’s investment advisor, subject to the obligation to seek best execution.

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Balanced Funds category for the one-, five-, and ten-year periods ended December 31, 2005, were 66th, 25th, and 39th, respectively. Over the one-, five-, and ten-year periods ended December 31, 2005, the fund ranked 426th out of 650 funds, 92nd out of 382 funds, and 68th out of 177 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

The Trustees believe that soft-dollar credits and other potential benefits associated with the allocation of fund brokerage, which pertains mainly to funds investing in equity securities, represent assets of the funds that should be used for the benefit of fund shareholders. This area has been marked by significant change in recent years. In July 2003, acting upon the Contract Committee’s recommendation, the Trustees directed that allocations of brokerage to reward firms that sell fund shares be discontinued no later than December 31, 2003. In addition, commencing in 2004, the allocation of brokerage commissions by Putnam Management to acquire research services from third-party service providers has been significantly reduced, and continues at a modest level only to acquire research that is customarily not available for cash. The Trustees will continue to monitor the allocation of the funds’ brokerage to ensure that the principle of “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company, all of which provide benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but have not relied on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005, are available on the Putnam Individual Investor Web site, www.putnam.com/individual, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the public reference room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.

The fund’s portfolio 1/31/06 (Unaudited)

COMMON STOCKS (60.8%)*

	Shares	Value

Banking (4.7%)
Bank of America Corp.	2,936,345	$129,874,539
U.S. Bancorp	2,401,660	71,833,651
Wachovia Corp.	468,500	25,687,855
		227,396,045

Basic Materials (1.3%)
Alcoa, Inc.	435,700	13,724,550
Crown Holdings, Inc. †	385,800	7,218,318
Dow Chemical Co. (The)	116,900	4,944,870
Huntsman Corp. † (S)	158,000	3,415,960
PPG Industries, Inc.	280,700	16,701,650
Rohm & Haas Co.	181,200	9,223,080
United States Steel Corp. (S)	132,700	7,928,825
		63,157,253

Capital Goods (2.8%)
Autoliv, Inc. (Sweden)	139,100	6,814,509
Boeing Co. (The)	188,500	12,876,435
Ingersoll-Rand Co., Ltd. Class A (Bermuda)	461,600	18,127,032
Lockheed Martin Corp.	784,100	53,044,365
Owens-Illinois, Inc. †	120,900	2,658,591
Parker-Hannifin Corp.	402,200	30,474,694
Waste Management, Inc.	487,200	15,385,776
		139,381,402

Communication Services (1.8%)
Sprint Nextel Corp.	1,996,000	45,688,440
Verizon Communications, Inc.	1,276,800	40,423,488
		86,111,928

Conglomerates (2.0%)
General Electric Co.	439,100	14,380,525
Honeywell International, Inc.	425,600	16,351,552
Textron, Inc.	107,400	9,071,004
Tyco International, Ltd. (Bermuda)	2,138,450	55,706,623
		95,509,704

Consumer Cyclicals (5.8%)
Brunswick Corp.	479,600	18,028,164
Cendant Corp.	1,599,500	26,775,630
Foot Locker, Inc.	159,400	3,621,568
Lennar Corp. (S)	286,600	17,929,696
Masco Corp.	1,549,100	45,930,815
Michaels Stores, Inc.	253,500	8,525,205
NVR, Inc. †	11,046	8,773,286
Office Depot, Inc. †	763,400	25,306,710

COMMON STOCKS (60.8%)* continued

	Shares	Value

Consumer Cyclicals continued
R. R. Donnelley & Sons Co.	525,700	$17,137,820
Royal Caribbean Cruises, Ltd.	349,500	14,294,550
Sears Holdings Corp. † (S)	48,500	5,889,840
Sherwin Williams Co.	578,600	30,607,940
TJX Cos., Inc. (The)	371,200	9,476,736
Vulcan Materials Co.	156,100	11,220,468
Walt Disney Co. (The)	813,400	20,587,154
Whirlpool Corp. (S)	259,100	20,904,188
		285,009,770

Consumer Finance (1.3%)
Capital One Financial Corp.	484,400	40,350,520
Countrywide Financial Corp.	639,100	21,371,504
		61,722,024

Consumer Staples (4.9%)
Altria Group, Inc.	728,900	52,728,626
Coca-Cola Co. (The)	432,500	17,896,850
Coca-Cola Enterprises, Inc.	584,300	11,534,082
Comcast Corp. Class A † (S)	1,110,000	30,880,200
Estee Lauder Cos., Inc. (The) Class A (S)	298,700	10,893,589
General Mills, Inc.	432,200	21,009,242
Loews Corp. - Carolina Group	283,600	13,079,632
McDonald’s Corp.	859,600	30,094,596
Procter & Gamble Co. (The)	233,700	13,842,051
Rite Aid Corp. † (S)	3,776,100	13,556,199
Supervalu, Inc. (S)	780,100	24,908,593
		240,423,660

Energy (7.9%)
Amerada Hess Corp. (S)	213,900	33,111,720
Chevron Corp.	1,536,900	91,261,122
Devon Energy Corp.	114,300	7,796,403
EOG Resources, Inc.	19,700	1,665,438
Exxon Mobil Corp.	1,967,400	123,454,350
Marathon Oil Corp.	576,000	44,277,120
Occidental Petroleum Corp. (S)	379,300	37,061,403
Pride International, Inc. †	441,100	15,575,241
Sunoco, Inc.	132,600	12,623,520
Valero Energy Corp.	198,500	12,392,355
Weatherford International, Ltd. †	177,000	7,926,060
		387,144,732

Financial (5.4%)
Citigroup, Inc. #	2,766,400	128,858,912
Fannie Mae	316,300	18,326,422
Freddie Mac	943,140	64,001,480
Lehman Brothers Holdings, Inc.	75,300	10,575,885
MetLife, Inc. (S)	271,800	13,633,488

COMMON STOCKS (60.8%)* continued

	Shares	Value

Financial continued
PMI Group, Inc. (The) (S)	467,700	$20,218,671
Washington Mutual, Inc. (S)	144,100	6,098,312
		261,713,170

Health Care (7.9%)
Abbott Laboratories	139,200	6,006,480
AmerisourceBergen Corp.	374,600	16,347,544
Amgen, Inc. †	105,900	7,719,051
Barr Pharmaceuticals, Inc. †	83,400	5,469,372
Baxter International, Inc.	352,000	12,971,200
Becton, Dickinson and Co.	408,200	26,451,360
Boston Scientific Corp. † (S)	728,700	15,936,669
Cardinal Health, Inc.	478,100	34,442,324
CIGNA Corp.	267,300	32,503,680
HCA, Inc.	255,300	12,530,124
Johnson & Johnson	914,800	52,637,592
Lincare Holdings, Inc. †	41,800	1,766,468
PerkinElmer, Inc.	275,900	6,273,966
Pfizer, Inc.	3,336,100	85,671,048
Watson Pharmaceuticals, Inc. † (S)	344,000	11,382,960
WellPoint, Inc. †	238,100	18,286,080
Wyeth	886,800	41,014,500
		387,410,418

Insurance (4.3%)
ACE, Ltd. (Bermuda)	1,056,600	57,848,850
American International Group, Inc.	452,950	29,650,107
Axis Capital Holdings, Ltd. (Bermuda)	401,674	12,010,053
Chubb Corp. (The)	362,800	34,230,180
Endurance Specialty Holdings, Ltd. (Bermuda)	209,300	6,892,249
Everest Re Group, Ltd. (Barbados)	404,200	39,065,930
Hartford Financial Services Group, Inc.(The) (S)	154,800	12,729,204
Prudential Financial, Inc.	202,200	15,233,748
St. Paul Travelers Cos., Inc. (The)	65,800	2,986,004
		210,646,325

Investment Banking/Brokerage (1.0%)
Bear Stearns Cos., Inc. (The)	88,500	11,191,710
Goldman Sachs Group, Inc. (The) (S)	58,200	8,220,750
Morgan Stanley	451,600	27,750,820
		47,163,280

Technology (6.8%)
Accenture, Ltd. Class A (Bermuda)	473,500	14,929,455
Arrow Electronics, Inc. †	187,500	6,442,500
Avnet, Inc. †	279,200	6,826,440
Cisco Systems, Inc. †	1,440,230	26,745,071
Dell, Inc. †	637,000	18,670,470
EMC Corp. †	744,200	9,972,280

COMMON STOCKS (60.8%)* continued

	Shares	Value

Technology continued
Hewlett-Packard Co.	2,017,900	$62,918,686
IBM Corp.	137,900	11,211,270
Intel Corp.	2,429,400	51,673,338
McAfee, Inc. †	395,400	9,169,326
Micron Technology, Inc. †	196,100	2,878,748
Microsoft Corp.	1,788,800	50,354,720
Motorola, Inc.	523,400	11,886,414
Oracle Corp. †	2,493,500	31,343,295
Symantec Corp. †	507,300	9,324,174
Xerox Corp. † (S)	708,500	10,138,635
		334,484,822

Transportation (0.6%)
Norfolk Southern Corp.	370,200	18,450,768
YRC Worldwide, Inc. †	235,800	11,752,272
		30,203,040

Utilities & Power (2.3%)
Dominion Resources, Inc. (S)	177,550	13,410,352
DPL, Inc. (S)	208,000	5,333,120
Entergy Corp.	231,300	16,077,663
Exelon Corp.	519,200	29,812,464
PG&E Corp. (S)	752,550	28,077,641
Public Service Enterprise Group, Inc.	108,500	7,553,770
Wisconsin Energy Corp.	271,800	11,282,418
		111,547,428

Total common stocks (cost $2,363,753,280)		$2,969,025,001

COLLATERALIZED MORTGAGE OBLIGATIONS (13.4%)*

	Principal amount	Value

Amresco Commercial Mortgage Funding I 144A
Ser. 97-C1, Class H, 7s, 2029	$ 664,000	$669,546
Asset Securitization Corp. Ser. 96-MD6,
Class A7, 8.292s, 2029	1,858,000	1,966,845
Banc of America Commercial Mortgage, Inc.
Ser. 01-1, Class G, 7.324s, 2036	950,000	1,020,635
Banc of America Commercial Mortgage, Inc. 144A
Ser. 01-PB1, Class K, 6.15s, 2035	715,000	722,206
Ser. 05-1, Class XW, Interest Only (IO), 0.105s, 2042	279,077,498	1,449,389
Ser. 05-4, Class XC, IO, 0.039s, 2045	83,504,317	613,882
Banc of America Large Loan
FRB Ser. 04-BBA4, Class H, 5.42s, 2018	142,000	142,465
FRB Ser. 04-BBA4, Class G, 5.17s, 2018	227,000	227,900
Banc of America Large Loan 144A
FRB Ser. 02-FL2A, Class L1, 7.419s, 2014	427,000	426,681
FRB Ser. 02-FL2A, Class K1, 6.919s, 2014	148,000	147,972
FRB Ser. 05-BOCA, Class M, 6.57s, 2016	956,000	958,834

COLLATERALIZED MORTGAGE OBLIGATIONS (13.4%)* continued

	Principal amount	Value

Banc of America Large Loan 144A
FRB Ser. 05-MIB1, Class K, 6.47s, 2022	$ 823,000	$800,153
FRB Ser. 05-ESHA, Class K, 6.27s, 2020	1,660,000	1,660,840
FRB Ser. 05-BOCA, Class L, 6.17s, 2016	456,000	456,966
FRB Ser. 05-BOCA, Class K, 5.82s, 2016	470,000	470,998
FRB Ser. 05-BOCA, Class J, 5.57s, 2016	200,000	200,340
FRB Ser. 05-MIB1, Class J, 5.52s, 2022	1,400,000	1,397,971
FRB Ser. 05-BOCA, Class H, 5.42s, 2016	200,000	200,374
FRB Ser. 05-ESHA, Class G, 5.35s, 2020	1,024,000	1,023,497
Ser. 03-BBA2, Class X1A, IO, 0.488s, 2015	33,919,156	86,358
Banc of America Structured Security Trust 144A
Ser. 02-X1, Class A3, 5.436s, 2033	1,930,000	1,932,724
Bayview Commercial Asset Trust 144A
FRB Ser. 05-1A, Class A1, 4.83s, 2035	1,995,371	1,992,977
Ser. 05-3A, IO, 0.775s, 2035	22,040,417	1,812,551
Ser. 05-1A, IO, 0.775s, 2035	8,337,390	629,538
Ser. 04-3, IO, 0.775s, 2035	6,822,635	513,830
Ser. 04-2, IO, 0.72s, 2034	10,538,326	785,023
Bear Stearns Commercial Mortgage Securities, Inc.
Ser. 05-PWR9, Class X1, IO, 0.045s, 2042	41,760,148	411,087
Bear Stearns Commercial Mortgage
Securities, Inc. 144A
FRB Ser. 05-LXR1, Class J, 6.12s, 2018	1,795,000	1,795,000
FRB Ser. 05-LXR1, Class H, 5.67s, 2018	997,000	997,000
FRB Ser. 05-LXR1, Class G, 5.42s, 2018	997,000	997,000
Ser. 05-LXR1, Class X1, IO, 0.792s, 2018	96,649,000	897,483
Ser. 05-PW10, Class X1, IO, 0.032s, 2040	64,674,000	295,560
Bear Stearns Commercial Mortgage Securitization Corp.
Ser. 00-WF2, Class F, 8.199s, 2032	456,000	518,709
Chase Commercial Mortgage Securities Corp.
Ser. 00-3, Class A2, 7.319s, 2032	553,000	596,835
Chase Commercial Mortgage Securities Corp. 144A
Ser. 98-1, Class F, 6.56s, 2030	4,600,000	4,775,688
Ser. 98-1, Class G, 6.56s, 2030	1,171,000	1,222,587
Ser. 98-1, Class H, 6.34s, 2030	1,761,000	1,500,595
Citigroup Commercial Mortgage Trust 144A
Ser. 05-C3, Class XC, IO, 0.056s, 2043	119,005,512	1,250,488
Commercial Mortgage Acceptance Corp.
Ser. 97-ML1, Class A3, 6.57s, 2030	4,937,500	4,999,609
Commercial Mortgage Acceptance Corp. 144A
Ser. 98-C1, Class F, 6.23s, 2031	2,013,000	2,074,914
Commercial Mortgage Pass-Through
Certificates 144A
FRB Ser. 01-J2A, Class A2F, 4.97s, 2034	1,590,000	1,608,824
Ser. 05-LP5, Class XC, IO, 0.041s, 2043	73,937,924	780,045
Ser. 05-C6, Class XC, IO, 0.04s, 2044	67,592,769	459,631
Criimi Mae Commercial Mortgage Trust 144A
Ser. 98-C1, Class B, 7s, 2033	3,385,000	3,539,695

COLLATERALIZED MORTGAGE OBLIGATIONS (13.4%)* continued

	Principal amount	Value

Crown Castle Towers, LLC 144A Ser. 05-1A,
Class D, 5.612s, 2035	$ 2,903,000	$2,824,642
CS First Boston Mortgage Securities Corp.
Ser. 97-C2, Class F, 7.46s, 2035	1,239,000	1,307,399
CS First Boston Mortgage Securities Corp. 144A
FRB Ser. 03-TF2A, Class L, 8.47s, 2014	1,124,000	1,103,920
FRB Ser. 05-TFLA, Class J, 5.42s, 2020	518,000	517,997
FRB Ser. 04-TF2A, Class J, 5.42s, 2016	313,000	312,998
FRB Ser. 05-TF2A, Class J, 5.37s, 2020	1,237,000	1,236,994
FRB Ser. 05-TFLA, Class H, 5.22s, 2020	319,000	318,998
FRB Ser. 04-TF2A, Class H, 5.17s, 2019	627,000	626,997
Ser. 01-CK1, Class AY, IO, 0.785s, 2035	67,907,000	2,156,948
Ser. 03-C3, Class AX, IO, 0.345s, 2038	29,480,967	1,243,041
Ser. 05-C2, Class AX, IO, 0.065s, 2037	77,028,589	1,159,280
DLJ Commercial Mortgage Corp.
Ser. 00-CF1, Class A1B, 7.62s, 2033	2,212,000	2,402,846
Ser. 99-CG2, Class B3, 6.1s, 2032	1,752,000	1,768,257
Ser. 99-CG2, Class B4, 6.1s, 2032	2,785,000	2,802,961
Ser. 98-CF2, Class B3, 6.04s, 2031	814,188	822,126
DLJ Mortgage Acceptance Corp. 144A Ser. 97-CF1,
Class A3, 7.76s, 2030	1,000,000	1,021,577
Fannie Mae
IFB Ser. 05-37, Class SU, 11.08s, 2035	3,488,076	3,888,064
IFB Ser. 04-10, Class QC, 10.48s, 2031	2,172,474	2,325,905
Ser. 92-15, Class L, IO, 10.38s, 2022	314	3,304
Ser. 04-T3, Class PT1, 9.805s, 2044	854,226	919,404
Ser. 03-W6, Class PT1, 9.627s, 2042	361,117	387,018
Ser. 02-T12, Class A4, 9 1/2s, 2042	306,675	326,550
Ser. 02-T4, Class A4, 9 1/2s, 2041	1,784,728	1,897,364
Ser. 02-T6, Class A3, 9 1/2s, 2041	625,204	662,929
IFB Ser. 05-106, Class US, 7.957s, 2035	4,499,989	4,717,723
IFB Ser. 05-99, Class SA,7.957s, 2035	2,184,947	2,242,771
IFB Ser. 05-74, Class CP, 8.14s, 2035	1,859,721	1,944,398
IFB Ser. 05-76, Class SA, 8.14s, 2034	2,630,013	2,706,816
IFB Ser. 05-57, Class CD, 8.138s, 2035	1,649,492	1,713,333
Ser. 00-42, Class B2, 8s, 2030	107,143	115,254
Ser. 00-17, Class PA, 8s, 2030	510,456	548,566
Ser. 00-18, Class PA, 8s, 2030	469,248	504,114
Ser. 00-19, Class PA, 8s, 2030	485,237	521,304
Ser. 00-20, Class PA, 8s, 2030	262,046	281,737
Ser. 00-21, Class PA, 8s, 2030	815,586	876,877
Ser. 00-22, Class PA, 8s, 2030	608,076	653,330
Ser. 97-37, Class PB, 8s, 2027	1,420,203	1,530,343
Ser. 97-13, Class TA, 8s, 2027	208,764	225,050
Ser. 97-21, Class PA, 8s, 2027	829,221	892,964
Ser. 97-22, Class PA, 8s, 2027	1,605,916	1,729,989
Ser. 97-16, Class PE, 8s, 2027	546,576	588,675
Ser. 97-25, Class PB, 8s, 2027	527,920	568,351
Ser. 95-12, Class PD, 8s, 2025	328,680	353,607
Ser. 95-5, Class A, 8s, 2025	397,055	427,956

COLLATERALIZED MORTGAGE OBLIGATIONS (13.4%)* continued

	Principal amount	Value

Fannie Mae
Ser. 95-5, Class TA, 8s, 2025	$104,215	$112,599
Ser. 95-6, Class A, 8s, 2025	253,681	273,453
Ser. 95-7, Class A, 8s, 2025	350,628	378,079
Ser. 94-106, Class PA, 8s, 2024	522,436	563,485
Ser. 94-95, Class A, 8s, 2024	772,399	833,624
IFB Ser. 05-45, Class DA, 7.81s, 2035	3,471,132	3,588,527
IFB Ser. 05-74, Class DM, 7.773s, 2035	4,220,444	4,339,032
IFB Ser. 05-45, Class DC, 7.7s, 2035	2,707,445	2,787,644
IFB Ser. 05-114, Class PS, 7.682s, 2035	1,028,147	1,023,151
IFB Ser. 05-74, Class SK, 7.673s, 2035	3,427,759	3,538,252
IFB Ser. 05-74, Class CS, 7.563s, 2035	2,120,902	2,180,181
Ser. 02-26, Class A2, 7 1/2s, 2048	2,816,511	2,950,648
Ser. 05-W3, Class 1A, 7 1/2s, 2045	3,726,430	3,928,281
Ser. 05-W1, Class 1A4, 7 1/2s, 2044	3,646,045	3,833,496
Ser. 04-W12, Class 1A4, 7 1/2s, 2044	866,688	911,358
Ser. 04-W14, Class 2A, 7 1/2s, 2044	407,876	428,678
Ser. 04-W8, Class 3A, 7 1/2s, 2044	4,114,622	4,329,568
Ser. 04-W11, Class 1A4, 7 1/2s, 2044	2,351,646	2,473,257
Ser. 04-W2, Class 5A, 7 1/2s, 2044	5,702,458	5,999,135
Ser. 04-T3, Class 1A4, 7 1/2s, 2044	89,939	94,558
Ser. 04-W9, Class 2A3, 7 1/2s, 2044	2,954,344	3,104,082
Ser. 04-T2, Class 1A4, 7 1/2s, 2043	1,273,911	1,339,221
Ser. 03-W1, Class 2A, 7 1/2s, 2042	664,061	694,401
Ser. 03-W4, Class 4A, 7 1/2s, 2042	400,738	419,268
Ser. 02-T18, Class A4, 7 1/2s, 2042	314,136	329,480
Ser. 03-W3, Class 1A3, 7 1/2s, 2042	1,537,905	1,613,094
Ser. 02-T16, Class A3, 7 1/2s, 2042	2,946,712	3,089,965
Ser. 02-T19, Class A3, 7 1/2s, 2042	1,762,897	1,848,758
Ser. 03-W2, Class 1A3, 7 1/2s, 2042	3,381,717	3,548,266
Ser. 02-W6, Class 2A, 7 1/2s, 2042	2,894,787	3,030,827
Ser. 02-T12, Class A3, 7 1/2s, 2042	507,387	530,991
Ser. 02-W4, Class A5, 7 1/2s, 2042	6,395,124	6,698,969
Ser. 02-W1, Class 2A, 7 1/2s, 2042	3,178,223	3,314,082
Ser. 02-14, Class A2, 7 1/2s, 2042	1,017,182	1,064,905
Ser. 01-T10, Class A2, 7 1/2s, 2041	3,019,093	3,155,045
Ser. 02-T4, Class A3, 7 1/2s, 2041	567,006	592,694
Ser. 02-T6, Class A2, 7 1/2s, 2041	7,429,278	7,755,680
Ser. 01-T12, Class A2, 7 1/2s, 2041	2,824,443	2,951,817
Ser. 01-T8, Class A1, 7 1/2s, 2041	2,622,850	2,736,695
Ser. 01-T7, Class A1, 7 1/2s, 2041	7,443,303	7,760,478
Ser. 01-T3, Class A1, 7 1/2s, 2040	442,467	461,535
Ser. 01-T1, Class A1, 7 1/2s, 2040	969,105	1,012,809
Ser. 99-T2, Class A1, 7 1/2s, 2039	280,691	294,667
Ser. 03-W10, Class 1A1, 7 1/2s, 2032	1,251,731	1,310,086
Ser. 02-T1, Class A3, 7 1/2s, 2031	777,908	813,774
Ser. 00-T6, Class A1, 7 1/2s, 2030	2,438,328	2,542,230
Ser. 01-T5, Class A3, 7 1/2s, 2030	53,945	56,280
Ser. 02-W7, Class A5, 7 1/2s, 2029	1,795,342	1,881,911
Ser. 01-T4, Class A1, 7 1/2s, 2028	5,672,118	5,973,301

COLLATERALIZED MORTGAGE OBLIGATIONS (13.4%)* continued

	Principal amount	Value

Fannie Mae
Ser. 02-W3, Class A5, 7 1/2s, 2028	$1,694,491	$1,773,993
IFB Ser. 04-79, Class SA, 7.37s, 2032	4,644,552	4,609,229
IFB Ser. 05-114, Class SP, 7.123s, 2036	1,229,300	1,207,787
IFB Ser. 05-57, Class DC, 7.053s, 2034	3,003,596	3,082,752
Ser. 02-26, Class A1, 7s, 2048	1,730,892	1,790,415
Ser. 04-T3, Class 1A3, 7s, 2044	822,001	853,668
Ser. 03-W3, Class 1A2, 7s, 2042	840,907	871,461
Ser. 02-T16, Class A2, 7s, 2042	1,749,105	1,812,175
Ser. 02-14, Class A1, 7s, 2042	166,615	172,238
Ser. 02-T4, Class A2, 7s, 2041	1,055,487	1,091,165
Ser. 01-W3, Class A, 7s, 2041	657,926	679,288
Ser. 04-W1, Class 2A2, 7s, 2033	8,784,992	9,120,557
IFB Ser. 05-45, Class PC, 6.66s, 2034	1,636,635	1,660,869
IFB Ser. 02-97, Class TW, IO, 6 1/2s, 2031	1,437,653	238,527
IFB Ser. 05-95, Class CP, 6.43s, 2035	357,612	368,204
IFB Ser. 05-95, Class OP, 6.363s, 2035	1,046,000	1,005,204
IFB Ser. 04-46, Class QB, 5.88s, 2034	1,091,507	1,011,862
Ser. 03-31, Class IM, IO, 5.8s, 2032	4,697,564	631,963
IFB Ser. 05-73, Class SA, 5.772s, 2035	1,858,688	1,799,733
IFB Ser. 05-83, Class QP, 5.616s, 2034	690,994	658,382
IFB Ser. 05-93, Class AS, 5.55s, 2034	935,090	869,780
Ser. 350, Class 2, IO, 5 1/2s, 2034	14,908,072	3,293,263
Ser. 329, Class 2, IO, 5 1/2s, 2033	16,382,619	3,635,300
Ser. 03-45, Class PI, IO, 5 1/2s, 2029	2,944,162	296,256
Ser. 03-8, Class IP, IO, 5 1/2s, 2028	2,601,759	169,184
Ser. 05-29, Class SX, IO, 5s, 2036	3,107,000	3,194,384
Ser. 06-08, Class HP, 5s, 2036	2,795,000	2,871,825
Ser. 06-8, Class WK, 5s, 2036	2,319,000	2,383,498
Ser. 03-24, Class UI, IO, 5s, 2031	2,694,061	412,923
IFB Ser. 05-56, Class TP, 4.56s, 2033	793,588	731,341
IFB Ser. 02-89, Class S, IO, 3.67s, 2033	4,275,882	391,510
IFB Ser. 97-44, Class SN, IO, 3.54s, 2023	1,537,653	142,387
IFB Ser. 02-36, Class QH, IO, 3.52s, 2029	1,077,651	20,751
IFB Ser. 03-66, Class SA, IO, 3.12s, 2033	4,564,909	333,832
IFB Ser. 03-48, Class S, IO, 3.02s, 2033	2,033,101	149,616
IFB Ser. 02-92, Class SB, IO, 2.82s, 2030	1,557,444	103,456
IFB Ser. 05-113, Class DI, IO, 2.7s, 2036	36,918,644	2,380,171
IFB Ser. 05-52, Class DC, IO, 2.67s, 2035	3,166,851	248,400
IFB Ser. 04-24, Class CS, IO, 2.62s, 2034	5,594,993	465,958
IFB Ser. 03-122, Class SA, IO, 2.57s, 2028	7,936,794	447,754
IFB Ser. 03-122, Class SJ, IO, 2.57s, 2028	8,428,139	482,848
IFB Ser. 04-64, Class SW, IO, 2.52s, 2034	12,783,982	751,059
IFB Ser. 04-65, Class ST, IO, 2.52s, 2034	6,408,980	376,528
IFB Ser. 04-51, Class S0, IO, 2.52s, 2034	1,133,863	62,717
IFB Ser. 04-60, Class SW, IO, 2.52s, 2034	10,520,121	797,215
IFB Ser. 05-65, Class KI, IO, 2.47s, 2035	23,863,710	1,444,737
IFB Ser. 05-42, Class PQ, IO, 2.27s, 2035	2,085,863	139,701
IFB Ser. 05-42, Class SA, IO, 2.27s, 2035	8,947,649	530,514
Ser. 03-W12, Class 2, IO, 2.231s, 2043	11,877,849	590,470

COLLATERALIZED MORTGAGE OBLIGATIONS (13.4%)* continued

	Principal amount	Value

Fannie Mae
IFB Ser. 05-73, Class SI, IO, 2.22s, 2035	$2,142,719	$125,885
IFB Ser. 05-17, Class ES, IO, 2.22s, 2035	4,265,214	319,186
IFB Ser. 05-17, Class SY, IO, 2.22s, 2035	1,979,194	145,538
IFB Ser. 05-62, Class FS, IO, 2.22s, 2034	5,400,869	328,392
IFB Ser. 05-82, Class SW, IO, 2.2s, 2035	8,503,563	410,563
IFB Ser. 05-82, Class SY, IO, 2.2s, 2035	10,820,517	522,428
IFB Ser. 05-45, Class EW, IO, 2.19s, 2035	18,645,197	994,014
IFB Ser. 05-45, Class SR, IO, 2.19s, 2035	14,783,390	780,393
IFB Ser. 05-105, Class S, IO, 2.17s, 2035	3,232,598	158,599
IFB Ser. 05-95, Class CI, IO, 2.17s, 2035	4,712,481	344,210
IFB Ser. 05-84, Class SG, IO, 2.17s, 2035	8,370,621	568,460
IFB Ser. 05-87, Class SG, IO, 2.17s, 2035	10,737,810	563,735
IFB Ser. 05-89, Class S, IO, 2.17s, 2035	15,579,197	744,880
IFB Ser. 05-69, Class AS, IO, 2.17s, 2035	2,236,427	122,654
IFB Ser. 05-54, Class SA, IO, 2.17s, 2035	10,368,099	515,165
IFB Ser. 05-23, Class SG, IO, 2.17s, 2035	6,662,353	467,406
IFB Ser. 05-29, Class SX, IO, 2.17s, 2035	8,125,578	510,658
IFB Ser. 05-57, Class CI, IO, 2.17s, 2035	6,000,496	376,261
IFB Ser. 05-104, Class NI, IO, 2.17s, 2035	3,921,810	295,455
IFB Ser. 05-17, Class SA, IO, 2.17s, 2035	6,107,910	413,471
IFB Ser. 05-17, Class SE, IO, 2.17s, 2035	6,510,224	431,693
IFB Ser. 05-57, Class DI, IO, 2.17s, 2035	14,164,622	880,387
IFB Ser. 04-92, Class S, IO, 2.17s, 2034	6,740,487	394,925
IFB Ser. 05-104, Class SI, IO, 2.17s, 2033	10,347,773	683,331
IFB Ser. 05-83, Class QI, IO, 2.16s, 2035	1,161,677	86,769
IFB Ser. 05-92, Class SC, IO, 2.15s, 2035	11,176,342	686,339
IFB Ser. 05-73, Class SD, IO, 2.15s, 2035	5,327,733	335,481
IFB Ser. 05-83, Class SL, IO, 2.14s, 2035	22,437,645	1,221,465
IFB Ser. 05-95, Class OI, IO, 2.06s, 2035	647,256	48,451
IFB Ser. 04-38, Class SI, IO, 2.04s, 2033	10,197,762	430,346
IFB Ser. 04-72, Class SB, IO, 1.97s, 2034	4,778,636	207,572
IFB Ser. 03-112, Class SA, IO, 1.97s, 2028	4,319,579	157,333
Ser. 03-W10, Class 1, IO, 1.965s, 2043	36,822,944	1,676,502
Ser. 03-W10, Class 3, IO, 1.932s, 2043	9,378,221	442,505
Ser. 03-W8, Class 12, IO, 1.638s, 2042	37,557,019	1,425,661
IFB Ser. 05-67, Class BS, IO, 1.62s, 2035	5,769,807	255,134
IFB Ser. 05-74, Class SE, IO, 1.57s, 2035	19,826,091	706,767
IFB Ser. 05-82, Class SI, IO, 1.57s, 2035	18,483,326	632,476
IFB Ser. 05-87, Class SE, IO, 1.52s, 2035	43,008,820	1,579,230
IFB Ser. 05-58, Class IK, IO, 1.47s, 2035	4,424,786	192,202
IFB Ser. 04-54, Class SW, IO, 1.47s, 2033	2,605,641	79,900
Ser. 03-W3, Class 2IO2, IO, 1.456s, 2042	1,329,888	4,479
Ser. 03-W6, Class 11, IO, 1.286s, 2035	7,856,767	4,714
Ser. 03-W17, Class 12, IO, 1.153s, 2033	11,298,550	334,754
Ser. 03-T2, Class 2, IO, 0.872s, 2042	55,242,467	1,015,959
Ser. 03-W6, Class 51, IO, 0.682s, 2042	15,672,340	172,396
Ser. 03-W3, Class 2IO1, IO, 0.682s, 2042	4,775,914	76,033
Ser. 01-T12, Class IO, 0.569s, 2041	33,917,413	399,760
Ser. 03-W2, Class 1, IO, 0.471s, 2042	30,470,525	293,115

COLLATERALIZED MORTGAGE OBLIGATIONS (13.4%)* continued

	Principal amount	Value

Fannie Mae
Ser. 02-T4, IO, 0.455s, 2041	$ 11,978,719	$108,612
Ser. 03-W3, Class 1, IO, 0.437s, 2042	39,141,962	371,733
Ser. 02-T1, Class IO, IO, 0.424s, 2031	29,550,348	268,894
Ser. 03-W6, Class 3, IO, 0.365s, 2042	21,626,767	101,646
Ser. 03-W6, Class 23, IO, 0.351s, 2042	23,278,266	104,752
Ser. 01-79, Class BI, IO, 0.338s, 2045	6,147,775	43,360
Ser. 03-W4, Class 3A, IO, 0.297s, 2042	20,613,667	180,812
Ser. 03-W8, Class 11, IO, 0.03s, 2042	13,004,985	1,621
Ser. 03-W6, Class 21, IO, 0.004s, 2042	8,589,489	9
Ser. 05-113, Class DO, Principal Only (PO), zero %, 2036	5,674,098	4,594,069
Ser. 363, Class 1, PO, zero %, 2035	1,169,209	870,177
Ser. 361, Class 1, PO, zero %, 2035	10,563,013	8,416,592
Ser. 05-65, Class KO, PO, zero %, 2035	854,684	705,657
Ser. 353, Class 1, PO, zero %, 2034	21,669,902	15,877,564
Ser. 04-38, Class A0, PO, zero %, 2034	5,153,938	3,778,481
Ser. 342, Class 1, PO, zero %, 2033	2,342,016	1,856,253
Ser. 02-82, Class TO, PO, zero %, 2032	1,402,745	1,092,607
Ser. 04-61, Class C0, PO, zero %, 2031	3,065,000	2,386,869
Ser. 05-38, PO, zero %, 2031	431,000	320,018
FRB Ser. 05-65, Class ER, zero %, 2035	3,349,822	3,528,421
FRB Ser. 05-57, Class UL, zero %, 2035	3,571,007	3,726,053
FRB Ser. 05-36, Class QA, zero %, 2035	667,198	693,310
FRB Ser. 05-65, Class CU, zero %, 2034	483,389	639,316
FRB Ser. 05-81, Class DF, zero %, 2033	515,637	531,023
Federal Home Loan Mortgage Corp. Structured
Pass-Through Securities
Ser. T-42, Class A6, 9 1/2s, 2042	327,850	348,988
Ser. T-60, Class 1A3, 7 1/2s, 2044	6,214,439	6,531,785
Ser. T-59, Class 1A3, 7 1/2s, 2043	4,480,007	4,718,054
Ser. T-58, Class 4A, 7 1/2s, 2043	833,331	872,860
Ser. T-57, Class 1A3, 7 1/2s, 2043	4,708,798	4,950,388
Ser. T-51, Class 2A, 7 1/2s, 2042	928,491	970,111
Ser. T-42, Class A5, 7 1/2s, 2042	1,374,864	1,438,917
Ser. T-41, Class 3A, 7 1/2s, 2032	3,990,707	4,170,265
Ser. T-60, Class 1A2, 7s, 2044	6,030,786	6,258,776
Ser. T-41, Class 2A, 7s, 2032	160,763	166,005
Ser. T-56, Class A, IO, 0.66s, 2043	14,164,606	156,152
Ser. T-56, Class 3, IO, 0.352s, 2043	17,394,613	177,165
Ser. T-56, Class 1, IO, 0.279s, 2043	21,116,605	145,886
Ser. T-56, Class 2, IO, 0.04s, 2043	19,684,274	51,926
FFCA Secured Lending Corp. 144A Ser. 00-1,
Class A2, 7.77s, 2027	10,756,269	11,731,483
First Union National Bank-Bank of America
Commercial Mortgage 144A Ser. 01-C1, Class 3,
IO, 1.696s, 2033	32,417,066	2,231,335
First Union-Lehman Brothers Commercial
Mortgage Trust II
Ser. 97-C2, Class F, 7 1/2s, 2029	2,726,000	3,072,410
Ser. 97-C1, Class A3, 7.38s, 2029	2,673,193	2,710,442

	COLLATERALIZED MORTGAGE OBLIGATIONS (13.4%)* continued

		Principal amount	Value

	First Union-Lehman Brothers-Bank of America 144A
	Ser. 98-C2, Class G, 7s, 2035	$ 3,410,000	$3,717,585
	Freddie Mac
	IFB Ser. 2963, Class SV, 10.72s, 2034	904,000	996,943
	IFB Ser. 2763, Class SC, 10.72s, 2032	4,543,036	4,882,533
	IFB Ser. 2990, Class LB, 9.048s, 2034	3,228,903	3,028,130
	IFB Ser. 3081, Class DC, 9.045s, 2035	1,708,763	1,754,472
	IFB Ser. 3102, Class SD, 8.177s, 2036	1,273,000	1,308,475
	IFB Ser. 2990, Class SL, 8.103s, 2034	2,723,441	2,792,219
	IFB Ser. 2976, Class LC, 8.03s, 2035	1,291,556	1,316,702
	IFB Ser. 2976, Class KL, 7.993s, 2035	3,044,751	3,106,655
	IFB Ser. 2990, Class DP, 7.883s, 2034	2,687,876	2,711,960
	IFB Ser. 2979, Class AS, 7.883s, 2034	779,077	779,077
	IFB Ser. 3051, Class PS, 7.773s, 2035	946,342	956,545
	IFB Ser. 3072, Class SA, 7.737s, 2035	670,123	656,093
	Ser. 2229, Class PD, 7 1/2s, 2030	573,161	607,193
	Ser. 2224, Class PD, 7 1/2s, 2030	570,145	603,998
	Ser. 2217, Class PD, 7 1/2s, 2030	590,174	625,215
	Ser. 2187, Class PH, 7 1/2s, 2029	1,338,198	1,417,653
	Ser. 1989, Class C, 7 1/2s, 2027	200,841	212,766
	Ser. 1990, Class D, 7 1/2s, 2027	544,307	576,625
	Ser. 1969, Class PF, 7 1/2s, 2027	463,709	491,241
	Ser. 1975, Class E, 7 1/2s, 2027	126,271	133,768
	Ser. 1943, Class M, 7 1/2s, 2027	300,791	318,651
	Ser. 1932, Class E, 7 1/2s, 2027	412,246	436,723
	Ser. 1938, Class E, 7 1/2s, 2027	165,391	175,211
	Ser. 1941, Class E, 7 1/2s, 2027	137,234	145,382
	Ser. 1924, Class H, 7 1/2s, 2027	450,309	477,046
	Ser. 1928, Class D, 7 1/2s, 2027	178,340	188,929
	Ser. 1915, Class C, 7 1/2s, 2026	396,867	420,431
	Ser. 1923, Class D, 7 1/2s, 2026	483,278	511,973
	Ser. 1904, Class D, 7 1/2s, 2026	519,864	550,731
	Ser. 1905, Class H, 7 1/2s, 2026	464,890	492,493
	Ser. 1890, Class H, 7 1/2s, 2026	437,103	463,056
	Ser. 1895, Class C, 7 1/2s, 2026	218,154	231,107
	IFB Ser. 3072, Class SM, 7.407s, 2035	1,064,933	1,029,158
	IFB Ser. 3072, Class SB, 7.26s, 2035	1,005,273	966,004
	IFB Ser. 3065, Class DC, 6.45s, 2035	2,619,229	2,495,690
	IFB Ser. 3050, Class SA, 5.7s, 2034	1,824,445	1,696,494
	Ser. 2581, Class IH, IO, 5 1/2s, 2031	2,111,245	564,587
	Ser. 2600, Class CI, IO, 5 1/2s, 2029	666,122	154,484
	Ser. 2664, Class UD, IO, 5 1/2s, 2028	1,061,555	203,558
	IFB Ser. 2990, Class WP, 5.495s, 2035	2,131,634	2,061,525
	Ser. 3114, Class TS, IO, 5s, 2036	20,092,655	941,843
	IFB Ser. 2927, Class SI, IO, 4.03s, 2035	5,135,437	609,925
	Ser. 2437, Class SB, IO, 3.53s, 2032	3,432,669	318,595
	IFB Ser. 2538, Class SH, IO, 3.08s, 2032	819,297	56,345
	IFB Ser. 2828, Class GI, IO, 3.03s, 2034	5,596,810	576,311
	Ser. 2469, Class SH, IO, 3s, 2032	3,090,980	244,381
	IFB Ser. 2802, Class SM, IO, 2.88s, 2032	1,753,861	118,575
	IFB Ser. 2869, Class SH, IO, 2.83s, 2034	2,955,981	195,526
42

COLLATERALIZED MORTGAGE OBLIGATIONS (13.4%)* continued

	Principal amount	Value

Freddie Mac
IFB Ser. 2869, Class JS, IO, 2.78s, 2034	$ 14,093,602	$966,714
IFB Ser. 2882, Class SL, IO, 2.73s, 2034	2,947,189	231,760
IFB Ser. 2682, Class TQ, IO, 2.58s, 2033	2,429,804	140,473
IFB Ser. 2815, Class PT, IO, 2.58s, 2032	5,437,469	396,276
IFB Ser. 2828, Class TI, IO, 2.58s, 2030	2,616,276	183,139
IFB Ser. 3033, Class SF, IO, 2.33s, 2035	3,943,244	199,627
IFB Ser. 3028, Class ES, IO, 2.28s, 2035	13,083,134	1,032,719
IFB Ser. 2922, Class SE, IO, 2.28s, 2035	8,124,848	413,859
IFB Ser. 3045, Class DI, IO, 2.26s, 2035	27,558,731	1,357,288
IFB Ser. 2981, Class AS, IO, 2 1/4s, 2035	7,210,820	349,274
IFB Ser. 2981, Class BS, IO, 2 1/4s, 2035	3,823,853	188,803
IFB Ser. 3054, Class CS, IO, 2.23s, 2035	2,930,047	161,153
IFB Ser. 3066, Class SI, IO, 2.23s, 2035	8,429,000	657,511
IFB Ser. 2924, Class SA, IO, 2.23s, 2035	11,602,539	558,372
IFB Ser. 2927, Class ES, IO, 2.23s, 2035	4,158,075	234,460
IFB Ser. 2950, Class SM, IO, 2.23s, 2016	5,700,503	360,735
IFB Ser. 3031, Class BI, IO, 2.22s, 2035	2,503,910	205,696
IFB Ser. 3067, Class SI, IO, 2.18s, 2035	9,723,853	762,398
IFB Ser. 2986, Class WS, IO, 2.18s, 2035	3,279,891	114,058
IFB Ser. 2962, Class BS, IO, 2.18s, 2035	16,689,385	938,609
IFB Ser. 2990, Class LI, IO, 2.16s, 2034	4,872,751	316,015
IFB Ser. 3065, Class DI, IO, 2.15s, 2035	1,901,043	150,470
IFB Ser. 2988, Class AS, IO, 1.73s, 2035	1,622,924	63,000
IFB Ser. 3016, Class SP, IO, 1.64s, 2035	2,540,635	98,450
IFB Ser. 3016, Class SQ, IO, 1.64s, 2035	5,792,413	223,529
IFB Ser. 2937, Class SY, IO, 1.63s, 2035	2,652,982	90,865
IFB Ser. 2957, Class SW, IO, 1.53s, 2035	14,705,270	494,005
IFB Ser. 2815, Class S, IO, 1.53s, 2032	6,096,733	205,801
Ser. 3045, Class DO, PO, zero %, 2035	2,173,873	1,711,454
Ser. 231, PO, zero %, 2035	66,159,838	49,888,192
Ser. 228, PO, zero %, 2035	28,391,690	22,397,013
Ser. 227, PO, zero %, 2034	28,306,389	20,657,985
FRB Ser. 3022, Class TC, zero %, 2035	569,712	634,160
FRB Ser. 3003, Class XF, zero %, 2035	3,069,763	3,155,624
FRB Ser. 2986, Class XT, zero %, 2035	329,584	350,955
FRB Ser. 2958, Class FL, zero %, 2035	1,505,720	1,454,349
FRB Ser. 3046, Class WF, zero %, 2035	829,413	812,638
FRB Ser. 3054, Class XF, zero %, 2034	336,670	341,457
GE Capital Commercial Mortgage Corp. 144A
Ser. 05-C2, Class XC, IO, 0.05s, 2043	88,771,983	754,047
Ser. 05-C3, Class XC, IO, 0.038s, 2045	232,914,000	1,236,773
General Growth Properties-Mall Properties Trust
144A FRB Ser. 01-C1A, Class D3, 6.72s, 2014	1,574,422	1,575,898
GMAC Commercial Mortgage Securities, Inc.
Ser. 99-C3, Class F, 7.806s, 2036	592,000	622,115
Ser. 04-C2, Class A4, 5.301s, 2038	1,483,000	1,481,383
Ser. 03-C2, Class A2, 5.28s, 2040	6,249,000	6,322,776
Ser. 97-C1, Class X, IO, 1.579s, 2029	16,042,540	572,719
Ser. 05-C1, Class X1, IO, 0.097s, 2043	99,281,000	1,806,914

COLLATERALIZED MORTGAGE OBLIGATIONS (13.4%)* continued

	Principal amount	Value

GMAC Commercial Mortgage Securities, Inc. 144A
Ser. 99-C3, Class G, 6.974s, 2036	$ 1,614,303	$1,564,860
Ser. 06-C1, Class XC, IO, 0.039s, 2045	128,777,000	875,684
Government National Mortgage Association
IFB Ser. 05-7, Class JM, 6.864s, 2034	3,495,123	3,509,045
IFB Ser. 05-66, Class SP, 5.933s, 2035	1,543,522	1,443,173
Ser. 05-13, Class PI, IO, 5 1/2s, 2033	4,001,458	651,137
IFB Ser. 04-86, Class SW, IO, 2.26s, 2034	6,778,130	371,848
IFB Ser. 05-65, Class SI, IO, 1.86s, 2035	6,727,573	301,281
IFB Ser. 05-68, Class SI, IO, 1.81s, 2035	21,654,724	1,096,678
IFB Ser. 05-51, Class SJ, IO, 1.71s, 2035	6,513,879	305,371
IFB Ser. 05-68, Class S, IO, 1.71s, 2035	12,920,497	596,146
IFB Ser. 05-28, Class SA, IO, 1.71s, 2035	16,820,114	597,585
Ser. 98-2, Class EA, PO, zero %, 2028	161,856	129,030
Greenwich Capital Commercial Funding Corp.
Ser. 05-GG5, Class XC, IO, 0.038s, 2037	185,307,804	815,549
GS Mortgage Securities Corp. II 144A
FRB Ser. 03-FL6A, Class L, 7.72s, 2015	565,000	565,706
Ser. 98-C1, Class F, 6s, 2030	1,286,000	1,291,455
Ser. 05-GG4, Class XC, IO, 0.105s, 2039	108,557,740	2,135,388
Ser. 04-C1, Class X1, IO, 0.086s, 2028	36,576,015	311,468
JPMorgan Chase Commercial Mortgage
Securities Corp. 144A
Ser. 04-FL1A, Class X1A, IO, 0.954s, 2019	6,825,235	22,547
Ser. 02-CIB5, Class X1, IO, 0.385s, 2037	22,733,189	1,004,345
Ser. 05-CB12, Class X1, IO, 0.053s, 2037	56,365,585	612,095
Ser. 05-LDP2, Class X1, IO, 0.048s, 2042	170,163,282	2,678,743
Ser. 05-LDP4, Class X1, IO, 0.041s, 2042	111,954,681	1,045,202
Ser. 05-LDP3, Class X1, IO, 0.036s, 2042	82,910,822	628,309
Ser. 05-LDP1, Class X1, IO, 0.034s, 2046	38,020,688	357,929
Ser. 05-LDP5, Class X1, IO, 0.033s, 2044	347,976,000	1,658,325
JP Morgan Commercial Mortgage Finance Corp.
Ser. 97-C5, Class F, 7.561s, 2029	911,000	1,000,490
LB Commercial Conduit Mortgage Trust 144A
Ser. 99-C1, Class F, 6.41s, 2031	715,303	730,196
Ser. 99-C1, Class G, 6.41s, 2031	765,731	721,030
Ser. 98-C4, Class G, 5.6s, 2035	634,000	613,200
Ser. 98-C4, Class H, 5.6s, 2035	1,074,000	1,003,812
LB-UBS Commercial Mortgage Trust 144A
Ser. 05-C3, Class XCL, IO, 0.139s, 2040	68,863,779	1,487,474
Ser. 05-C2, Class XCL, IO, 0.1s, 2040	135,296,522	1,481,685
Ser. 05-C5, Class XCL, IO, 0.084s, 2020	70,449,384	1,025,414
Ser. 05-C7, Class XCL, IO, 0.074s, 2040	84,280,739	806,651
Ser. 06-C1, Class XCL, IO, 0.062s, 2041	67,262,000	766,787
Lehman Brothers Floating Rate Commercial
Mortgage Trust 144A
FRB Ser. 03-LLFA, Class L, 8.22s, 2014	1,704,000	1,702,353
FRB Ser. 04-LLFA, Class H, 5.42s, 2017	733,000	735,785
FRB Ser. 05-LLFA, 5.27s, 2018	423,000	423,000

COLLATERALIZED MORTGAGE OBLIGATIONS (13.4%)* continued

	Principal amount	Value

Merrill Lynch Mortgage Investors, Inc.
Ser. 98-C3, Class E, 7.138s, 2030	$644,000	$696,967
Ser. 96-C2, Class A3, 6.96s, 2028	34,798	34,838
Merrill Lynch Mortgage Trust Ser. 05-MCP1,
Class XC, IO, 0.048s, 2043	72,100,455	957,584
Merrill Lynch Mortgage Trust 144A Ser. 05-LC1,
Class X, IO, 0.108s, 2044	37,997,000	390,229
Mezz Cap Commercial Mortgage Trust 144A
Ser. 04-C1, Class X, IO, 8.052s, 2037	3,205,803	1,249,262
Ser. 04-C2, Class X, IO, 6.406s, 2040	2,522,174	902,465
Ser. 05-C3, Class X, IO, 5.538s, 2044	2,890,000	986,213
Morgan Stanley Capital 144A
Ser. 05-RR6, Class X, IO, 1.683s, 2043	10,669,000	777,258
Ser. 05-HQ6, Class X1, IO, 0.047s, 2042	77,217,676	781,211
Morgan Stanley Capital I 144A
Ser. 98-HF1, Class F, 7.18s, 2030	482,000	498,055
Ser. 04-RR, Class F5, 6s, 2039	1,000,000	855,910
Ser. 04-RR, Class F6, 6s, 2039	1,700,000	1,399,871
Ser. 05-HQ5, Class X1, IO, 0.038s, 2042	52,641,903	435,928
Morgan Stanley Dean Witter Capital I
Ser. 00-LIF2, Class A1, 6.96s, 2033	575,840	589,290
Mortgage Capital Funding, Inc. FRB Ser. 98-MC2,
Class E, 7.098s, 2030	1,020,000	1,060,623
Permanent Financing PLC FRB Ser. 8, Class 2C,
4.88s, 2042 (United Kingdom)	2,054,000	2,053,530
PNC Mortgage Acceptance Corp. 144A
Ser. 99-CM1, Class B3, 7.1s, 2032	3,870,000	4,030,240
Ser. 00-C1, Class J, 6 5/8s, 2010	456,000	431,303
Ser. 00-C2, Class J, 6.22s, 2033	998,000	1,003,747
Pure Mortgages 144A
FRB Ser. 04-1A, Class F, 7.9s, 2034 (Ireland)	2,645,000	2,649,959
Ser. 04-1A, Class E, 5.65s, 2034 (Ireland)	1,041,000	1,042,952
QFA Royalties, LLC 144A Ser. 05-1, 7.3s, 2025	1,841,070	1,821,963
Salomon Brothers Mortgage Securities VII 144A
Ser. 03-CDCA, Class X3CD, IO, 1.43s, 2015	3,824,595	37,810
SBA CMBS Trust 144A Ser. 05-1A, Class D, 6.219s, 2035	600,000	602,029
STRIPS 144A
Ser. 03-1A, Class L, 5s, 2018 (Cayman Islands)	757,000	651,641
Ser. 03-1A, Class M, 5s, 2018 (Cayman Islands)	513,000	424,908
Ser. 04-1A, Class L, 5s, 2018 (Cayman Islands)	337,000	290,096
Wachovia Bank Commercial Mortgage Trust
Ser. 05-C17, Class A4, 5.083s, 2042	7,065,000	6,973,296
Wachovia Bank Commercial Mortgage Trust 144A
FRB Ser. 05-WL5A, Class L, 7.77s, 2018	771,000	766,775
Ser. 03-C3, Class IOI, IO, 0.271s, 2035	18,123,386	581,728
Washington Mutual Asset Securities Corp. 144A
Ser. 05-C1A, Class G, 5.72s, 2036	222,000	215,592
Washington Mutual Multi-Fam., Mtge. 144A
Ser. 01-1, Class B5, 7.21s, 2031	1,305,000	1,377,311

Total collateralized mortgage obligations (cost $672,252,455)		$657,154,371

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (10.8%)*

	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (—%)
Government National Mortgage Association
Pass-Through Certificates 7s, with due dates from
August 15, 2029 to October 15, 2031	$ 348,103	$367,608

U.S. Government Agency Mortgage Obligations (10.8%)
Federal Home Loan Mortgage Corporation
Pass-Through Certificates
8 3/4s, with due dates from May 1, 2009 to June 1, 2009	202,667	209,538
6s, with due dates from October 1, 2031 to March 1, 2035	64,548	65,292
5 1/2s, June 1, 2035	2,847,120	2,822,616
5 1/2s, July 1, 2016	532,707	536,786
Federal National Mortgage Association
Pass-Through Certificates
11s, with due dates from October 1, 2015 to March 1, 2016	11,204	12,370
9s, with due dates from January 1, 2027 to July 1, 2032	292,247	318,555
8 3/4s, July 1, 2009	4,861	5,045
8s, with due dates from August 1, 2026 to July 1, 2033	1,301,254	1,376,495
7 1/2s, with due dates from October 1, 2025 to July 1, 2033	973,826	1,020,568
7s, with due dates from February 1, 2033 to January 1, 2036	7,885,805	8,203,943
7s, with due dates from November 1, 2007 to February 1, 2017	1,489,981	1,522,768
6 1/2s, with due dates from February 1, 2033
to December 1, 2034	7,275,325	7,465,162
6 1/2s, with due dates from July 1, 2010 to May 1, 2011	315,090	323,571
6s, May 1, 2035	219,253	221,711
6s, with due dates from December 1, 2013 to May 1, 2017	223,950	228,862
6s, TBA, February 1, 2036	49,600,000	50,068,874
5 1/2s, with due dates from February 1, 2035
to January 1, 2036	74,887,145	74,109,320
5 1/2s, with due dates from January 1, 2009
to April 1, 2020	902,852	909,760
5 1/2s, TBA, February 1, 2036	113,400,000	112,141,963
5 1/2s, TBA, February 1, 2021	67,700,000	68,091,387
5s, with due dates from July 1, 2035 to August 1, 2035	117,419	113,613
5s, with due dates from December 1, 2018 to June 1, 2020	2,403,119	2,378,053
5s, TBA, February 1, 2036	191,400,000	184,910,353
4 1/2s, April 1, 2020	1,969	1,911
4 1/2s, TBA, February 1, 2021	1,700,000	1,649,531
4s, with due dates from May 1, 2019 to October 1, 2020	9,720,322	9,256,524
		527,964,571

Total U.S. government and agency mortgage obligations (cost $529,997,876)		$528,332,179

U.S. TREASURY OBLIGATIONS (2.1%)*

	Principal amount	Value

U.S. Treasury Notes
4 1/4s, November 15, 2013	$ 1,450,000	$1,421,680
3 7/8s, May 15, 2010	100,000,000	97,546,880
3 1/4s, August 15, 2008	3,005,000	2,916,024

Total U.S. treasury obligations (cost $101,885,827)		$101,884,584

ASSET-BACKED SECURITIES (8.2%)*

	Principal amount	Value

Aames Mortgage Investment Trust FRN Ser. 04-1,
Class 2A1, 4.87s, 2034	$ 1,389,095	$1,390,656
ABSC NIMS Trust 144A Ser. 05-HE2, Class A1,
4 1/2s, 2035 (Cayman Islands)	1,525,732	1,495,637
Advanta Business Card Master Trust FRN
Ser. 04-C1, Class C, 5.54s, 2013	210,000	212,791
Advanta Mortgage Loan Trust Ser. 00-1, Class A4, 8.61s, 2028	381,701	382,477
Aegis Asset Backed Securities Trust 144A
Ser. 04-2N, Class N1, 4 1/2s, 2034	94,875	94,579
Ser. 04-5N, Class Note, 5s, 2034	228,670	227,669
Ser. 04-6N, Class Note, 4 3/4s, 2035	344,007	342,072
AFC Home Equity Loan Trust Ser. 99-2, Class 1A,
4.94s, 2029	3,599,819	3,616,044
American Express Credit Account Master Trust
144A Ser. 04-C, Class C, 4.97s, 2012	7,865,460	7,866,687
American Home Mortgage Investment Trust
FRB Ser. 04-3, Class 2A, 3.59s, 2034	2,081,373	2,043,612
FRB Ser. 04-3, Class 3A, 3.71s, 2034	1,837,391	1,807,254
Americredit Automobile Receivables Trust 144A
Ser. 05-1, Class E, 5.82s, 2012	1,520,000	1,516,185
Ameriquest Finance NIM Trust 144A
Ser. 04-IAN, Class 1A, 5.437s, 2034
(Cayman Islands)	56,551	56,551
Ser. 04-RN9, Class N1, 4.8s, 2034
(Cayman Islands)	292,657	292,657
Ameriquest Mortgage Securities, Inc.
Ser. 03-6, Class S, IO, 5s, 2033	3,379,094	1,014
Ser. 03-8, Class S, IO, 5s, 2006	2,442,646	10,406
Arcap REIT, Inc. 144A
Ser. 03-1A, Class E, 7.11s, 2038	1,283,000	1,312,669
Ser. 04-1A, Class E, 6.42s, 2039	1,112,000	1,108,360
Argent NIM Trust 144A Ser. 04-WN9, Class A,
5.19s, 2034 (Cayman Islands)	96,149	96,104
Asset Backed Funding Corp. NIM Trust 144A
Ser. 04-0PT5, Class N1, 4.45s, 2034
(Cayman Islands)	96,356	96,109
Ser. 04-FF1, Class N1, 5s, 2034 (Cayman Islands)	174,535	174,285

ASSET-BACKED SECURITIES (8.2%)* continued

	Principal amount	Value

Asset Backed Securities Corp. Home Equity Loan Trust
Ser. 03-HE5, Class A, IO, 4s, 2033	$ 4,811,919	$34
FRB Ser. 04-HE9, Class A2, 4.9s, 2034	624,409	625,097
FRB Ser. 05-HE1, Class A3, 4.82s, 2035	868,530	869,347
FRB Ser. 04-HE1, Class A3, 4.87s, 2034	36,946	36,956
Aviation Capital Group Trust 144A FRB
Ser. 03-2A, Class G1, 5.19s, 2033	966,152	967,585
Banc of America Funding Corp. 144A Ser. 04-NIM1,
Class Note, 6s, 2034	31,857	31,857
Banc of America Mortgage Securities
Ser. 04-D, Class 2A, IO, 0.576s, 2034	15,730,916	54,075
Ser. 05-E, Class 2, IO, 0.306s, 2035	34,569,000	243,065
Bank One Issuance Trust FRB Ser. 03-C4,
Class C4, 5 1/2s, 2011	210,000	213,962
Bay View Auto Trust Ser. 05-LJ2, Class D, 5.27s, 2014	420,000	415,189
Bayview Financial Acquisition Trust
Ser. 03-E, Class A, IO, 4s, 2006	2,907,535	16,416
Ser. 04-B, Class A1, 5.06s, 2039	4,211,489	4,211,481
Ser. 04-D, Class A, IO, 3.938s, 2007	15,690,481	549,684
Ser. 05-B, Class A, IO, 2.481s, 2039	13,011,549	462,209
FRB Ser. 04-D, Class A, 4.95s, 2044	3,019,740	3,022,594
FRB Ser. 03-F, Class A, 5.06s, 2043	2,372,000	2,377,861
FRB Ser. 03-G, Class A1, 5.16s, 2039	4,813,000	4,819,556
Bayview Financial Acquisition Trust 144A FRN
Ser. 04-B, Class M2, 6.46s, 2039	200,000	202,793
Bayview Financial Asset Trust 144A
Ser. 03-X, Class A, IO, 0.61s, 2006	19,249,950	276,718
FRB Ser. 03-SSRA, Class A, 5.23s, 2038	1,124,627	1,131,262
FRB Ser. 03-SSRA, Class M, 5.88s, 2038	1,333,399	1,347,933
FRB Ser. 04-SSRA, Class A1, 5.13s, 2039	1,458,515	1,464,787
Bear Stearns Adjustable Rate Mortgage Trust
Ser. 04-1, Class 11A1, 3.627s, 2034	4,777,987	4,723,645
Bear Stearns Alternate Trust
Ser. 04-11, Class 2A2, 4.955s, 2034	3,223,625	3,212,751
Ser. 04-12, Class 2A2, 5.02s, 2035	2,200,766	2,192,893
Ser. 04-9, Class 1A1, 4.976s, 2034	828,673	826,242
Ser. 05-2, Class 2A2A, 4.833s, 2035	1,370,731	1,363,361
Ser. 05-5, Class 21A1, 4.688s, 2035	4,593,327	4,551,480
Bear Stearns Asset Backed Securities NIM Trust 144A
Ser. 04-FR1, Class A1, 5s, 2034 (Cayman Islands)	210,019	209,625
Ser. 04-HE10, Class A1, 4 1/4s, 2034
(Cayman Islands)	196,731	195,501
Ser. 04-HE10, Class A2, 5s, 2034
(Cayman Islands)	245,000	243,009
Ser. 04-HE5N, Class A1, 5s, 2034
(Cayman Islands)	5,342	5,337
Ser. 04-HE6, Class A1, 5 1/4s, 2034
(Cayman Islands)	136,678	136,507
Ser. 04-HE7N, Class A1, 5 1/4s, 2034	158,587	158,388
Ser. 04-HE8N, Class A1, 5s, 2034	77,144	76,975

ASSET-BACKED SECURITIES (8.2%)* continued

	Principal amount	Value

Bear Stearns Asset Backed Securities, Inc.
Ser. 03-AC4, Class A, IO, 5s, 2006	$ 6,744,600	$790
FRB Ser. 05-3, Class A1, 4.98s, 2035	1,495,287	1,494,353
FRB Ser. 03-1, Class A1, 5.03s, 2042	581,577	581,574
FRB Ser. 03-3, Class A2, 5.12s, 2043	2,229,000	2,234,224
Capital Auto Receivables Asset Trust 144A
Ser. 05-1, Class D, 6 1/2s, 2011	1,442,000	1,407,753
Capital One Multi-Asset Execution Trust FRB
Ser. 02-C1, Class C1, 7.22s, 2010	570,000	591,197
CARMAX Auto Owner Trust Ser. 04-2, Class D,
3.67s, 2011	361,768	353,885
CARSSX Finance, Ltd. 144A
FRB Ser. 04-AA, Class B3, 7.82s, 2011
(Cayman Islands)	150,843	153,700
FRB Ser. 04-AA, Class B4, 9.97s, 2011
(Cayman Islands)	694,723	733,106
CDO Repackaging Trust Series 144A FRN Ser. 03-2,
Class A, 8.617s, 2008	3,105,000	3,330,113
Centex Home Equity Ser. 04-C, Class A, IO,
3 1/2s, 2006	7,830,000	82,691
Chase Credit Card Master Trust FRB Ser. 03-3,
Class C, 5.55s, 2010	1,730,000	1,760,241
Chase Funding Net Interest Margin 144A
Ser. 04-OPT1, Class Note, 4.458s, 2034	376,548	374,666
CHEC NIM Ltd., 144A
Ser. 04-2, Class N1, 4.45s, 2034 (Cayman Islands)	106,696	106,449
Ser. 04-2, Class N2, 8s, 2034 (Cayman Islands)	421,000	415,738
Ser. 04-2, Class N3, 8s, 2034 (Cayman Islands)	169,000	146,254
Citibank Credit Card Issuance Trust FRN
Ser. 01-C1, Class C1, 5.68s, 2010	1,060,000	1,076,645
Conseco Finance Securitizations Corp.
Ser. 00-4, Class A6, 8.31s, 2032	8,597,000	7,270,483
Ser. 00-5, Class A4, 7.47s, 2032	1,432,531	1,439,025
Ser. 00-5, Class A6, 7.96s, 2032	3,727,000	3,161,379
Ser. 01-1, Class A4, 6.21s, 2032	3,471,336	3,487,634
Ser. 01-1, Class A5, 6.99s, 2032	2,692,000	2,485,395
Ser. 01-3, Class A4, 6.91s, 2033	8,065,000	7,748,255
Ser. 01-4, Class A4, 7.36s, 2033	6,025,000	5,949,308
Ser. 01-4, Class B1, 9.4s, 2033	838,805	113,239
Ser. 02-1, Class A, 6.681s, 2033	9,126,424	9,286,083
Ser. 02-1, Class M2, 9.546s, 2033	4,582,000	2,291,000
Ser. 02-2, Class A, IO, 8 1/2s, 2033	7,637,732	1,822,874
Consumer Credit Reference IDX Securities 144A
FRB Ser. 02-1A, Class A, 6.501s, 2007	3,061,000	3,097,426
Countrywide Alternative Loan Trust
Ser. 04-15, Class 1A1, 4.934s, 2034	808,920	805,507
Ser. 05-24, Class 1AX, IO, 1.223s, 2035	26,081,320	684,635
Ser. 05-24, Class IIAX, IO, 1.039s, 2035	22,452,138	841,955

ASSET-BACKED SECURITIES (8.2%)* continued

	Principal amount	Value

Countrywide Asset Backed Certificates 144A
Ser. 04-11N, Class N, 5 1/4s, 2036	$ 132,771	$131,672
Ser. 04-14N, 5s, 2036	337,104	331,823
Ser. 04-6N, Class N1, 6 1/4s, 2035	943,422	934,626
Ser. 04-BC1N, Class Note, 5 1/2s, 2035	172,801	170,796
Countrywide Home Loans
Ser. 05-2, Class 2X, IO, 1.196s, 2035	25,584,707	603,640
Ser. 05-9, Class 1X, IO, 1.27s, 2035	24,996,885	578,053
Countrywide Home Loans 144A Ser. 05-R2,
Class 2A3, 8s, 2035	1,688,156	1,787,335
Countrywide Partnership Trust 144A Ser. 04-EC1N,
Class N, 5s, 2035	94,369	93,384
Crest, Ltd. 144A Ser. 03-2A, Class D2, 6.723s,
2038 (Cayman Islands)	1,617,000	1,628,497
CS First Boston Mortgage Securities Corp. 144A
Ser. 04-FR1N, Class A, 5s, 2034	786,468	778,603
Fieldstone Mortgage Investment Corp. FRB
Ser. 05-1, Class M3, 5.07s, 2035	700,000	700,000
Finance America NIM Trust 144A Ser. 04-1,
Class A, 5 1/4s, 2034	192,388	148,796
First Chicago Lennar Trust 144A Ser. 97-CHL1,
Class D, 7.674s, 2039	4,880,001	4,898,839
First Consumers Master Trust FRB Ser. 01-A,
Class A, 4.78s, 2008	166,430	165,598
First Franklin Mortgage Loan NIM Trust 144A
Ser. 04-FF10, Class N1, 4.45s, 2034
(Cayman Islands)	150,397	149,972
Ser. 04-FF7A, Class A, 5s, 2034 (Cayman Islands)	177,192	176,631
First Horizon Mortgage Pass-Through Trust
Ser. 05-AR2, Class 1A1, 4.83s, 2035	2,984,820	2,958,900
First Plus Home Loan Trust Ser. 97-3, Class B1,
7.79s, 2023	683,981	684,408
Ford Credit Auto Owner Trust Ser. 04-A, Class C,
4.19s, 2009	650,000	639,844
Fort Point CDO, Ltd. FRB Ser. 03-2A, Class A2,
5.47s, 2038 (Cayman Islands)	616,000	622,591
Foxe Basin, Ltd. 144A FRB Ser. 03-1A, Class A1,
4.991s, 2015 (Cayman Islands)	2,000,000	2,004,800
Fremont NIM Trust 144A
Ser. 04-3, Class A, 4 1/2s, 2034	412,838	409,385
Ser. 04-3, Class B, 7 1/2s, 2034	229,083	223,330
Ser. 04-D, Class N1, 4 1/2s, 2034
(Cayman Islands)	308,957	306,998
Ser. 04-D, Class N2, 7 1/2s, 2034
(Cayman Islands)	66,793	66,340
G-Force CDO, Ltd. 144A Ser. 03-1A, Class E,
6.58s, 2038 (Cayman Islands)	939,000	943,695
G-Star, Ltd. 144A FRB Ser. 02-2A, Class BFL,
6.53s, 2037 (Cayman Islands)	308,000	320,801

ASSET-BACKED SECURITIES (8.2%)* continued

	Principal amount	Value

GE Capital Credit Card Master Note Trust FRB
Ser. 04-2, Class C, 4.95s, 2010	$ 1,903,750	$1,906,439
GE Corporate Aircraft Financing, LLC 144A
Ser. 04-1A, Class B, 5.38s, 2018	263,304	263,146
FRB Ser. 05-1A, Class C, 5.83s, 2019	1,680,000	1,680,000
Gears Auto Owner Trust Ser. 05-AA, Class E1,
8.22s, 2012	1,962,000	1,956,224
GEBL 144A
Ser. 04-2, Class C, 5.32s, 2032	282,919	282,918
Ser. 04-2, Class D, 7.22s, 2032	755,064	740,270
GMAC Mortgage Corp. Loan Trust Ser. 04-HE5,
Class A, IO, 6s, 2007	7,540,350	424,145
Goldentree Loan Opportunities II, Ltd. 144A FRN
Ser. 2A, Class 4, 7.93s, 2015 (Cayman Islands)	470,000	473,760
Granite Mortgages PLC
FRB Ser. 02-1, Class 1C, 5.901s, 2042
(United Kingdom)	1,300,000	1,309,807
FRB Ser. 02-2, Class 1C, 5.851s, 2043
(United Kingdom)	650,000	657,158
FRB Ser. 01-1, Class 1C, 6.001s, 2041
(United Kingdom)	2,376,001	2,403,845
FRB Ser. 04-1, Class 1C, 5.4s, 2044
(United Kingdom)	1,619,000	1,622,036
Green Tree Financial Corp.
Ser. 95-8, Class B1, 7.3s, 2026	362,579	286,365
Ser. 97-4, Class A7, 7.36s, 2029	754,726	784,274
Ser. 97-7, Class A8, 6.86s, 2029	570,491	584,097
Ser. 99-3, Class A5, 6.16s, 2031	177,518	178,627
Ser. 99-3, Class A6, 6 1/2s, 2031	1,137,000	1,139,963
Ser. 99-5, Class A5, 7.86s, 2030	16,750,000	14,756,970
Greenpoint Manufactured Housing Ser. 00-3,
Class IA, 8.45s, 2031	3,999,335	3,768,857
Greenpoint Mortgage Funding Trust Ser. 05-AR1,
Class X1, IO, 1.769s, 2045	17,070,994	482,790
GS Auto Loan Trust 144A Ser. 04-1, Class D, 5s, 2011	1,632,979	1,619,572
GSAMP Trust 144A
Ser. 04-NIM1, Class N1, 5 1/2s, 2034	655,521	655,390
Ser. 04-NIM1, Class N2, zero %, 2034	1,553,000	1,143,785
Ser. 04-NIM2, Class N, 4 7/8s, 2034	1,120,382	1,115,564
Ser. 04-SE2N, Class Note, 5 1/2s, 2034	745	744
Ser. 05-NC1, Class N, 5s, 2035	475,735	474,688
GSMPS Mortgage Loan Trust
Ser. 05-RP3, Class 1A2, 7 1/2s, 2035	1,180,462	1,238,701
Ser. 05-RP3, Class 1A3, 8s, 2035	1,252,277	1,328,098
Ser. 05-RP3, Class 1A4, 8 1/2s, 2035	441,998	473,335
GSMPS Mortgage Loan Trust 144A
Ser. 05-RP1, Class 1A3, 8s, 2035	192,951	204,596
Ser. 05-RP2, Class 1A2, 7 1/2s, 2035	1,843,382	1,931,211
Ser. 05-RP2, Class 1A3, 8s, 2035	1,550,883	1,645,180

ASSET-BACKED SECURITIES (8.2%)* continued

	Principal amount	Value

Guggenheim Structured Real Estate Funding, Ltd. 144A
FRB Ser. 05-1A, Class D, 6.06s, 2030
(Cayman Islands)	$ 2,225,000	$2,218,548
FRB Ser. 05-2A, Class D, 6.08s, 2030
(Cayman Islands)	1,141,000	1,141,342
HASCO NIM Trust 144A Ser. 05-OP1A, Class A,
6 1/4s, 2035	1,216,536	1,175,123
High Income Trust Securities 144A FRB
Ser. 03-1A, Class A, 4.81s, 2036
(Cayman Islands)	2,410,716	2,362,502
Holmes Financing PLC
FRB Ser. 4, Class 3C, 5.9s, 2040
(United Kingdom)	870,000	872,948
FRB Ser. 8, Class 2C, 5.32s, 2040
(United Kingdom)	746,000	747,119
Home Equity Asset Trust 144A
Ser. 04-3N, Class A, 5s, 2034	55,528	55,113
Ser. 04-4N, Class A, 5s, 2034	122,348	120,818
Hyundai Auto Receivables Trust Ser. 04-A,
Class D, 4.1s, 2011	429,000	418,388
Lehman Manufactured Housing Ser. 98-1, Class 1,
IO, 0.809s, 2028	24,066,637	475,161
LNR CDO, Ltd. 144A
FRB Ser. 02-1A, Class FFL, 7.269s, 2037
(Cayman Islands)	5,220,000	5,260,194
FRB Ser. 03-1A, Class EFL, 7.51s, 2036
(Cayman Islands)	2,585,000	2,777,272
Long Beach Asset Holdings Corp. NIM Trust 144A
Ser. 04-5, Class Note, 5s, 2034	235,966	235,386
Ser. 05-1, Class N1, 4.115s, 2035	1,026,133	1,024,286
Long Beach Mortgage Loan Trust
Ser. 04-3, Class S1, IO, 4 1/2s, 2006	15,806,811	508,979
Ser. 04-3, Class S2, IO, 4 1/2s, 2006	7,903,408	254,095
Madison Avenue Manufactured Housing Contract
Ser. 02-A IO, 0.3s, 2032	176,752,785	1,877,998
FRB Ser. 02-A, Class B1, 7.78s, 2032	4,059,503	2,029,752
Marriott Vacation Club Owner Trust 144A
Ser. 04-2A, Class C, 4.741s, 2026	137,556	133,040
Ser. 04-2A, Class D, 5.389s, 2026	149,518	145,070
Ser. 05-2, Class D, 6.205s, 2027	178,971	178,580
FRB Ser. 02-1A, Class A1, 5.19s, 2024	1,597,624	1,605,612
Master Reperforming Loan Trust 144A Ser. 05-2,
Class 1A3, 7 1/2s, 2035	1,065,409	1,115,017
MASTR Adjustable Rate Mortgages Trust
Ser. 04-03, Class 4AX, IO, 1.417s, 2034	3,386,884	76,205
Ser. 04-7, Class 2A1, 4.694s, 2034	955,743	951,382
Ser. 05-2, Class 7AX, IO, 0.168s, 2035	9,475,645	28,131

ASSET-BACKED SECURITIES (8.2%)* continued

	Principal amount	Value

MASTR Asset Backed Securities NIM Trust 144A
Ser. 04-CI5, Class N1, 4.946s, 2034
(Cayman Islands)	$30,325	$30,288
Ser. 04-CI5, Class N2, 9s, 2034 (Cayman Islands)	317,309	317,436
Ser. 04-HE1A, Class Note, 5.191s, 2034
(Cayman Islands)	118,182	118,064
MASTR Reperforming Loan Trust 144A Ser. 05-1,
Class 1A4, 7 1/2s, 2034	2,512,015	2,625,841
MBNA Credit Card Master Note Trust FRB
Ser. 03-C5, Class C5, 5.65s, 2010	1,730,000	1,766,388
Merit Securities Corp. 144A FRB Ser. 11PA,
Class 3A1, 5.18s, 2027	6,152,992	5,906,872
Merrill Lynch Mortgage Investors, Inc.
Ser. 03-WM3N, Class N1, 8s, 2034	9,495	9,463
Merrill Lynch Mortgage Investors, Inc. 144A
Ser. 04-FM1N, Class N1, 5s, 2035
(Cayman Islands)	44,804	44,818
Ser. 04-HE1N, Class N1, 5s, 2006	77,765	77,498
Ser. 04-HE2N, Class N1, 5s, 2035
(Cayman Islands)	288,939	287,765
Ser. 04-OP1N, Class N1, 4 3/4s, 2035
(Cayman Islands)	96,955	96,622
Ser. 04-WM1N, Class N1, 4 1/2s, 2034	3,095	3,098
Ser. 04-WM2N, Class N1, 4 1/2s, 2034	38,006	37,863
Ser. 04-WM3N, Class N1, 4 1/2s, 2035	88,600	88,295
Ser. 05-WM1N, Class N1, 5s, 2035	682,606	682,820
Metris Master Trust FRN Ser. 04-2, Class C,
5.84s, 2010	1,050,000	1,056,287
Metris Master Trust 144A
FRB Ser. 01-2, Class C, 6.39s, 2009	1,670,000	1,672,181
FRB Ser. 04-2, Class D, 7.74s, 2010	668,000	674,680
Mid-State Trust
Ser. 10, Class B, 7.54s, 2036	821,519	716,950
Ser. 11, Class B, 8.221s, 2038	429,528	426,096
MMCA Automobile Trust Ser. 02-1, Class B, 5.37s, 2010	2,884,648	2,873,686
Morgan Stanley ABS Capital I FRB Ser. 04-WMC3,
Class A2PT, 4.82s, 2035	1,528,202	1,528,542
Morgan Stanley Auto Loan Trust Ser. 04-HB2,
Class D, 3.82s, 2012	51,887	51,787
Morgan Stanley Auto Loan Trust 144A
Ser. 04-HB1, Class D, 5 1/2s, 2011	900,934	895,676
Ser. 04-HB2, Class E, 5s, 2012	513,000	501,557
Morgan Stanley Dean Witter Capital I
FRB Ser. 01-NC3, Class B1, 6.98s, 2031	248,180	248,180
FRB Ser. 01-NC4, Class B1, 7.03s, 2032	274,184	274,328
Morgan Stanley Mortgage Loan Trust
Ser. 05-3AR, Class 2A2, 5.27s, 2035	4,044,197	4,034,875
Ser. 05-5AR, Class 2A1, 5.433s, 2035	7,367,988	7,359,640
Navigator CDO, Ltd. 144A FRB Ser. 03-1A,
Class A1, 4.83s, 2015 (Cayman Islands)	1,168,000	1,170,453

ASSET-BACKED SECURITIES (8.2%)* continued

	Principal amount	Value

Navistar Financial Corp. Owner Trust
Ser. 04-B, Class C, 3.93s, 2012	$ 340,702	$331,737
Ser. 05-A, Class C, 4.84s, 2014	873,000	861,586
New Century Home Equity Loan Trust Ser. 03-5,
Class AI7, 5.15s, 2033	1,734,000	1,677,519
Newcastle CDO, Ltd. 144A FRB Ser. 3A, Class 4FL,
7.719s, 2038 (Cayman Islands)	624,000	634,140
Nomura Asset Acceptance Corp. Ser. 04-R3,
Class PT, 9.068s, 2035	636,252	678,404
Nomura Asset Acceptance Corp. 144A Ser. 04-R2,
Class PT, 8.989s, 2034	631,997	675,150
Novastar NIM Trust 144A Ser. 04-N2, Class Note,
4.458s, 2034	33,920	33,665
Oakwood Mortgage Investors, Inc. Ser. 02-C,
Class A1, 5.41s, 2032	5,049,026	4,360,339
Oakwood Mortgage Investors, Inc. 144A Ser. 01-B,
Class A4, 7.21s, 2030	751,196	680,297
Ocean Star PLC 144A
FRB Ser. 04, Class D, 6.632s, 2018 (Ireland)	623,000	640,911
FRB Ser. 05-A, Class D, 5.796s, 2012 (Ireland)	696,000	695,930
Option One Mortgage Securities Corp. NIM Trust
144A Ser. 04-2A, Class N1, 4.213s, 2034
(Cayman Islands)	194,760	194,759
Origen Manufactured Housing Ser. 04-B, Class A2,
3.79s, 2017	431,000	419,821
Park Place Securities NIM Trust 144A
Ser. 04-MCWN1, Class A, 4.458s, 2034	59,695	59,769
Ser. 04-WHQ2, Class A, 4s, 2035	333,297	329,965
Park Place Securities, Inc. FRB Ser. 04-WHQ2,
Class A3A, 4.88s, 2035	1,354,498	1,355,714
People’s Choice Net Interest Margin Note 144A
Ser. 04-2, Class A, 5s, 2034	518,521	513,670
Ser. 04-2, Class B, 5s, 2034	313,000	301,464
Permanent Financing PLC
FRB Ser. 1, Class 3C, 5.68s, 2042
(United Kingdom)	870,000	870,427
FRB Ser. 3, Class 3C, 5.63s, 2042
(United Kingdom)	1,300,000	1,319,209
Pillar Funding PLC 144A
FRB Ser. 04-1A, Class C1, 5.491s, 2011
(United Kingdom)	657,000	664,098
FRB Ser. 04-2A, Class C, 5.371s, 2011
(United Kingdom)	912,000	917,199
Providian Gateway Master Trust 144A
Ser. 04-DA, Class D, 4.4s, 2011	944,000	918,925
Ser. 04-FA, Class E, 5s, 2011	500,000	500,000
FRB Ser. 04-AA, Class D, 6.32s, 2011	1,204,000	1,221,073
FRB Ser. 04-BA, Class D, 5.87s, 2010	1,900,000	1,908,962
FRB Ser. 04-EA, Class D, 5.4s, 2011	701,000	706,888

ASSET-BACKED SECURITIES (8.2%)* continued

	Principal amount	Value

Renaissance Home Equity Loan Trust Ser. 03-4,
Class S, IO, 3s, 2006	$ 753,211	$75
Renaissance NIM Trust 144A
Ser. 04-A, Class Note, 4.45s, 2034	11,039	11,026
Ser. 05-1, Class N, 4.7s, 2035	387,949	387,949
Residential Accredit Loans, Inc.
Ser. 04-QA5, Class A2, 4.984s, 2034	691,232	688,890
Ser. 04-QA6, Class NB1, 4.974s, 2034	3,802,192	3,786,661
Residential Asset Mortgage Products, Inc.
Ser. 04-RZ2, Class A, IO, 3 1/2s, 2006	2,933,333	30,064
Residential Asset Securities Corp. 144A
Ser. 04-N10B, Class A1, 5s, 2034	560,750	558,647
Ser. 04-NT, Class Note, 5s, 2034	445,038	427,237
Ser. 04-NT12, Class Note, 4.7s, 2035	214,529	213,612
Residential Funding Mortgage Securities II
Ser. 03-HS3, Class AI, IO, 5s, 2006	2,035,814	29,662
Saco I Trust FRB Ser. 05-10, Class 1A1, 4.79s, 2033	2,397,658	2,397,658
SAIL Net Interest Margin Notes 144A
Ser. 03-3, Class A, 7 3/4s, 2033
(Cayman Islands)	24,040	20,939
Ser. 03-4, Class A, 7 1/2s, 2033
(Cayman Islands)	1,739	1,608
Ser. 03-5, Class A, 7.35s, 2033 (Cayman Islands)	11,937	10,010
Ser. 03-6A, Class A, 7s, 2033 (Cayman Islands)	13,602	10,057
Ser. 03-7A, Class A, 7s, 2033 (Cayman Islands)	22,668	19,080
Ser. 03-8A, Class A, 7s, 2033 (Cayman Islands)	52,532	16,530
Ser. 03-9A, Class A, 7s, 2033 (Cayman Islands)	90,849	24,944
Ser. 03-BC2A, Class A, 7 3/4s, 2033
(Cayman Islands)	133,867	56,692
Ser. 04-10A, Class A, 5s, 2034 (Cayman Islands)	821,311	815,809
Ser. 04-11A, Class A2, 4 3/4s, 2035
(Cayman Islands)	1,162,431	1,152,036
Ser. 04-4A, Class A, 5s, 2034 (Cayman Islands)	258,191	257,740
Ser. 04-4A, Class B, 7 1/2s, 2034
(Cayman Islands)	350,000	300,488
Ser. 04-5A, Class A, 4 1/2s, 2034
(Cayman Islands)	28,863	28,807
Ser. 04-7A, Class A, 4 3/4s, 2034
(Cayman Islands)	134,750	134,360
Ser. 04-8A, Class A, 5s, 2034 (Cayman Islands)	198,148	197,564
Ser. 04-AA, Class A, 4 1/2s, 2034
(Cayman Islands)	640,696	636,051
Ser. 04-BN2A, Class A, 5s, 2034 (Cayman Islands)	154,375	153,410
Ser. 04-BNCA, Class A, 5s, 2034 (Cayman Islands)	38,922	38,820
Ser. 05-1A, Class A, 4 1/4s, 2035	1,139,068	1,127,012
Ser. 05-2A, Class A, 4 3/4s, 2035
(Cayman Islands)	1,334,646	1,322,969
Sasco Net Interest Margin Trust 144A
Ser. 05-NC1A, Class A, 4 3/4s, 2035	1,374,254	1,364,335
Ser. 05-WF1A, Class A, 4 3/4s, 2035	1,136,751	1,126,250

ASSET-BACKED SECURITIES (8.2%)* continued

	Principal amount	Value

Sharps SP I, LLC Net Interest Margin Trust 144A
Ser. 03-HE1N, Class N, 6.9s, 2033	$16,550	$16,550
Ser. 04-4N, Class Note, 6.65s, 2034	63,918	63,918
Ser. 04-HE1N, Class Note, 4.94s, 2034	145,147	145,147
Ser. 04-HE2N, Class NA, 5.43s, 2034	80,864	79,651
Ser. 04-HE4N, Class NA, 3 3/4s, 2034	946,697	937,230
Ser. 04-HS1N, Class Note, 5.92s, 2034	54,755	54,755
Ser. 04-RM2N, Class NA, 4s, 2035	494,991	490,041
South Coast Funding 144A FRB Ser. 3A, Class A2,
5.51s, 2038 (Cayman Islands)	470,000	472,350
Structured Adjustable Rate Mortgage Loan Trust
Ser. 04-10, Class 1A1, 4.916s, 2034	1,492,962	1,491,167
Ser. 04-12, Class 1A2, 4.972s, 2034	2,094,371	2,092,726
Ser. 04-14, Class 1A, 5.086s, 2034	4,375,246	4,363,611
Ser. 04-16, Class 1A2, 4.999s, 2034	7,701,811	7,685,460
Ser. 04-18, Class 1A1, 5.017s, 2034	1,857,774	1,853,284
Ser. 04-20, Class 1A2, 5.066s, 2035	5,109,292	5,096,330
Ser. 04-6, Class 1A, 4.371s, 2034	6,500,698	6,465,660
Ser. 04-8, Class 1A3, 4.691s, 2034	62,530	62,338
Ser. 05-1, Class 1A1, 5.14s, 2035	8,100,167	8,082,721
Ser. 05-9, Class AX, IO, 0.937s, 2035	49,640,332	1,479,282
Structured Adjustable Rate Mortgage Loan Trust
144A Ser. 04-NP2, Class A, 4.88s, 2034	1,554,566	1,554,721
Structured Asset Investment Loan Trust
Ser. 03-BC1A, Class A, 7 3/4s, 2033
(Cayman Islands)	2,975	2,975
Structured Asset Receivables Trust 144A FRB
Ser. 05-1, 5.114s, 2015	5,318,553	5,242,099
Structured Asset Securities Corp.
Ser. 03-26A, Class 2A, 4.504s, 2033	1,619,187	1,622,502
Ser. 03-40A, Class 1A, 4.893s, 2034	1,048,961	1,053,123
Ser. 04-8, Class 1A1, 4.691s, 2034	1,205,120	1,201,429
IFB Ser. 05-10, Class 3A3, 7.343s, 2034	3,214,971	2,984,608
IFB Ser. 05-6, Class 5A8, 4.84s, 2035	4,467,680	3,766,721
Structured Asset Securities Corp. 144A
Ser. 98-RF3, Class A, IO, 6.1s, 2028	4,502,155	551,514
FRB Ser. 03-NP2, Class A2, 5.08s, 2032	368,090	368,090
FRB Ser. 03-NP3, Class A1, 5.03s, 2033	61,709	61,715
Terwin Mortgage Trust FRB Ser. 04-5HE,
Class A1B, 4.95s, 2035	1,902,491	1,905,575
TIAA Real Estate CDO, Ltd. Ser. 03-1A, Class E,
8s, 2038 (Cayman Islands)	1,698,000	1,646,221
Wells Fargo Home Equity Trust 144A
Ser. 04-1N, Class A, 5s, 2034	164,338	164,066
Ser. 04-2, Class N1, 4.45s, 2034
(Cayman Islands)	394,617	389,888
Ser. 04-2, Class N2, 8s, 2034 (Cayman Islands)	862,000	844,775

ASSET-BACKED SECURITIES (8.2%)* continued

	Principal amount	Value

Wells Fargo Mortgage Backed Securities Trust
Ser. 05-AR10, Class 2A18, IO, 0.61s, 2035	$ 44,983,000	$667,719
Ser. 05-AR12, Class 2A5, 4.321s, 2035	21,411,000	20,758,112
Ser. 05-AR9, Class 1A2, 4.352s, 2035	2,606,470	2,545,377
WFS Financial Owner Trust
Ser. 04-1, Class D, 3.17s, 2011	271,377	267,360
Ser. 04-3, Class D, 4.07s, 2012	637,953	628,792
Ser. 04-4, Class D, 3.58s, 2012	277,451	272,900
Ser. 05-1, Class D, 4 1/4s, 2012	677,739	666,719
Whinstone Capital Management, Ltd. 144A FRB
Ser. 1A, Class B3, 5.523s, 2044 (United Kingdom)	1,687,000	1,686,736
Whole Auto Loan Trust Ser. 03-1, Class C, 3.13s, 2010	195,689	194,330
Whole Auto Loan Trust 144A
Ser. 03-1, Class D, 6s, 2010	364,835	364,539
Ser. 04-1, Class D, 5.6s, 2011	937,732	930,606

Total asset-backed securities (cost $410,521,686)		$398,159,638

CORPORATE BONDS AND NOTES (4.5%)*

	Principal amount	Value

Basic Materials (0.2%)
Dow Chemical Co. (The) Pass Through Trust 144A
company guaranty 4.027s, 2009	$ 1,510,000	$1,445,111
Georgia-Pacific Corp. notes 8 1/8s, 2011	635,000	646,113
ICI Wilmington, Inc. company guaranty 5 5/8s, 2013	1,235,000	1,219,156
Lubrizol Corp. (The) sr. notes 5 1/2s, 2014	470,000	467,725
Newmont Mining Corp. notes 5 7/8s, 2035	675,000	657,353
Potash Corp. of Saskatchewan notes 7 3/4s, 2011
(Canada)	510,000	566,410
Teck Cominco Ltd. notes 6 1/8s, 2035 (Canada)	650,000	634,234
Teck Cominco Ltd. notes 5 3/8s, 2015 (Canada)	120,000	117,655
Weyerhaeuser Co. debs. 7.95s, 2025	975,000	1,102,902
Weyerhaeuser Co. debs. 7 3/8s, 2032	880,000	971,195
Weyerhaeuser Co. notes 6 3/4s, 2012	380,000	401,248
		8,229,102

Capital Goods (0.1%)
Bunge Ltd. Finance Corp. notes 5.35s, 2014	925,000	904,527
L-3 Communications Corp. sr. sub. notes Class B,
6 3/8s, 2015	595,000	592,025
Lockheed Martin Corp. bonds 8 1/2s, 2029	1,145,000	1,535,882
Raytheon Co. debs. 6 3/4s, 2018	185,000	204,795
Sealed Air Corp. 144A notes 5 5/8s, 2013	800,000	790,174
		4,027,403

Communication Services (0.5%)
Ameritech Capital Funding company guaranty 6 1/4s, 2009	200,000	204,739
AT&T Corp. sr. notes 9 3/4s, 2031	670,000	828,400
AT&T Wireless Services, Inc. sr. notes 8 3/4s, 2031	2,010,000	2,633,938

CORPORATE BONDS AND NOTES (4.5%)* continued

	Principal amount	Value

Communication Services continued
Citizens Communications Co. sr. notes 6 1/4s, 2013	$ 685,000	$664,450
Deutsche Telekom International Finance BV
company guaranty 8 1/4s, 2030 (Germany)	560,000	698,636
Deutsche Telekom International Finance BV
notes 5 1/4s, 2013 (Germany)	1,540,000	1,517,662
France Telecom notes 8 1/2s, 2031 (France)	180,000	235,224
France Telecom notes 7 3/4s, 2011 (France)	1,430,000	1,586,516
SBC Communications, Inc. notes 5 7/8s, 2012	440,000	449,690
Southwestern Bell Telephone debs. 7s, 2027	1,075,000	1,095,156
Sprint Capital Corp. company guaranty 7 5/8s, 2011	1,045,000	1,149,667
Sprint Capital Corp. company guaranty 6.9s, 2019	1,315,000	1,442,289
Sprint Capital Corp. company guaranty 6 7/8s, 2028	3,040,000	3,293,703
Telecom Italia Capital SA company
guaranty 6 3/8s, 2033 (Luxembourg)	290,000	286,579
Telecom Italia Capital SA company
guaranty 5 1/4s, 2013 (Luxembourg)	1,335,000	1,296,802
Telecom Italia Capital SA company guaranty 4s,
2010 (Luxembourg)	1,270,000	1,208,697
Telecom Italia Capital SA notes 5 1/4s, 2015
(Luxembourg)	965,000	940,875
Telefonica Europe BV company guaranty 8 1/4s,
2030 (Netherlands)	595,000	723,975
Verizon Global Funding Corp. notes 7 3/4s, 2030	235,000	272,992
Verizon New England, Inc. sr. notes 6 1/2s, 2011	2,285,000	2,348,013
Verizon New Jersey, Inc. debs. 8s, 2022	770,000	869,506
Verizon Virginia Inc. debs. Ser. A, 4 5/8s, 2013	1,585,000	1,475,017
		25,222,526

Conglomerates (—%)
Tyco International Group SA company
guaranty 6 3/4s, 2011 (Luxembourg)	1,185,000	1,257,246

Consumer Cyclicals (0.5%)
Cendant Corp. notes 6 1/4s, 2010	1,785,000	1,843,528
D.R. Horton, Inc. company guaranty 8s, 2009	545,000	579,614
D.R. Horton, Inc. sr. notes 5 7/8s, 2013	840,000	815,730
DaimlerChrysler NA Holding Corp. company
guaranty 7.2s, 2009	3,720,000	3,919,764
DaimlerChrysler NA Holding Corp. company
guaranty 6 1/2s, 2013	1,130,000	1,172,262
Ford Motor Credit Corp. FRN 7.68s, 2007	950,000	930,977
Ford Motor Credit Corp. notes 7 3/4s, 2007	190,000	185,755
Ford Motor Credit Corp. notes 7 3/8s, 2009	4,870,000	4,556,348
General Motors Acceptance Corp. FRN 5.55s, 2007	1,870,000	1,802,418
General Motors Acceptance Corp. FRN Ser. MTN,
5 1/2s, 2007	1,170,000	1,142,142
General Motors Acceptance Corp. FRN Ser. MTN,
5.243s, 2006	846,000	842,685
General Motors Acceptance Corp. FRN Ser. MTN,
5.22s, 2007	1,815,000	1,759,399

CORPORATE BONDS AND NOTES (4.5%)* continued

	Principal amount	Value

Consumer Cyclicals continued
GTECH Holdings Corp. notes 4 3/4s, 2010	$ 640,000	$618,765
Harrah’s Operating Co., Inc. company
guaranty 5 3/4s, 2017	770,000	744,554
Hilton Hotels Corp. notes 8 1/4s, 2011	1,355,000	1,481,881
JC Penney Co., Inc. debs. 7 1/8s, 2023	805,000	909,163
Johnson Controls, Inc. sr. notes 5 1/2s, 2016	840,000	830,487
May Department Stores Co. (The) notes 5 3/4s, 2014	360,000	364,792
Park Place Entertainment Corp. sr. notes 7s, 2013	1,020,000	1,084,312
		25,584,576

Consumer Staples (0.5%)
Chancellor Media Corp. company guaranty 8s, 2008	1,355,000	1,438,007
Comcast Corp. company guaranty 4.95s, 2016	165,000	153,336
Cox Communications, Inc. notes 7 3/4s, 2010	730,000	786,644
Cox Communications, Inc. notes 6 3/4s, 2011	745,000	774,395
Cox Enterprises, Inc. 144A notes 7 7/8s, 2010	1,045,000	1,127,249
CVS Corp. 144A pass-through certificates 6.117s, 2013	1,652,641	1,707,476
Delhaize America, Inc. company guaranty 8 1/8s, 2011	1,585,000	1,722,370
Diageo PLC company guaranty 8s, 2022	760,000	946,677
Fortune Brands, Inc. notes 5 3/8s, 2016	1,170,000	1,149,200
Jones Intercable, Inc. sr. notes 7 5/8s, 2008	3,585,000	3,758,034
Kroger Co. company guaranty 6 3/4s, 2012	275,000	288,177
Miller Brewing Co. 144A notes 5 1/2s, 2013	760,000	767,016
News America Holdings, Inc. debs. 7 3/4s, 2045	1,065,000	1,199,223
News America, Inc. 144A notes 6.4s, 2035	1,645,000	1,638,094
TCI Communications, Inc. debs. 8 3/4s, 2015	1,115,000	1,335,398
TCI Communications, Inc. debs. 7 7/8s, 2013	1,240,000	1,386,618
Time Warner Entertainment Co., LP debs. 8 3/8s, 2023	795,000	920,769
Time Warner, Inc. debs. 9.15s, 2023	340,000	417,189
Time Warner, Inc. debs. 9 1/8s, 2013	3,950,000	4,655,446
		26,171,318

Energy (0.1%)
Amerada Hess Corp. bonds 7 7/8s, 2029	1,160,000	1,409,265
Buckeye Partners LP notes 5.3s, 2014	570,000	560,993
Enbridge Energy Partners LP sr. notes 5.35s, 2014	555,000	542,377
Forest Oil Corp. sr. notes 8s, 2011	610,000	667,950
Motiva Enterprises, LLC 144A sr. notes 5.2s, 2012	1,070,000	1,071,174
Premcor Refining Group, Inc. sr. notes 7 1/2s, 2015	325,000	346,150
Sunoco, Inc. notes 4 7/8s, 2014	590,000	570,662
Valero Energy Corp. sr. unsecd. notes 7 1/2s, 2032	745,000	896,079
		6,064,650

Financial (1.7%)
Allfirst Financial Inc. sub. notes 7.2s, 2007	1,055,000	1,084,755
Archstone-Smith Operating Trust notes 5 1/4s,
2010 (R) (S)	550,000	548,067
AXA Financial, Inc. sr. notes 7 3/4s, 2010	1,250,000	1,376,825
Bank of New York Co., Inc. (The)
sr. sub. notes FRN 3.4s, 2013	405,000	391,303

CORPORATE BONDS AND NOTES (4.5%)* continued

	Principal amount	Value

Financial continued
Bank One Corp. sub. notes 5 1/4s, 2013	$ 100,000	$99,538
Barclays Bank PLC FRB 6.278s, 2049
(United Kingdom)	1,110,000	1,117,770
Block Financial Corp. notes 5 1/8s, 2014	760,000	707,501
Bosphorus Financial Services, Ltd. 144A sec. FRN
6.14s, 2012 (Cayman Islands)	2,378,000	2,390,232
Capital One Bank notes 6 1/2s, 2013	655,000	692,204
CIT Group, Inc. sr. notes 7 3/4s, 2012 (S)	1,015,000	1,141,985
CIT Group, Inc. sr. notes 5s, 2015	780,000	755,277
CIT Group, Inc. sr. notes 5s, 2014	2,575,000	2,500,886
Citigroup, Inc. sub. notes 5s, 2014	2,377,000	2,322,491
Colonial Properties Trust notes 6 1/4s, 2014 (R)	660,000	676,031
Countrywide Capital III company guaranty Ser. B,
8.05s, 2027	1,035,000	1,230,246
Deutsche Bank Capital Funding Trust VII 144A FRB
5.628s, 2049	1,145,000	1,136,426
Developers Diversified Realty Corp. unsecd.
notes 5 3/8s, 2012 (R)	385,000	379,177
Equity One, Inc. company guaranty 3 7/8s, 2009 (R)	840,000	798,092
ERP Operating LP notes 6.584s, 2015	600,000	645,532
Executive Risk Capital Trust company
guaranty Ser. B, 8.675s, 2027	1,545,000	1,653,164
Fleet Capital Trust V bank guaranty FRN 5.497s, 2028	935,000	932,388
Franchise Finance Corp. of America
sr. notes 8 3/4s, 2010 (R)	1,850,000	2,137,512
Fund American Cos. Inc. notes 5 7/8s, 2013	1,370,000	1,371,935
Greenpoint Capital Trust I company
guaranty 9.1s, 2027	600,000	651,674
Heritage Property Investment Trust company
guaranty 5 1/8s, 2014 (R)	795,000	760,390
Hospitality Properties Trust notes 6 3/4s, 2013 (R)	780,000	825,870
HRPT Properties Trust bonds 5 3/4s, 2014 (R)	530,000	529,679
HRPT Properties Trust notes 6 1/4s, 2016 (R)	525,000	540,176
HSBC Finance Capital Trust IX FRN 5.911s, 2035	3,300,000	3,307,475
ILFC E-Capital Trust I 144A FRB 5.9s, 2065	295,000	295,547
ILFC E-Capital Trust II 144A FRB 6 1/4s, 2065	1,710,000	1,723,766
International Lease Finance Corp. notes 4 3/4s, 2012	2,630,000	2,548,147
iStar Financial, Inc. sr. notes 8 3/4s, 2008 (R)	200,000	215,673
iStar Financial, Inc. sr. notes 6s, 2010 (R)	1,180,000	1,202,151
JPMorgan Chase Capital XV notes 5 7/8s, 2035	3,380,000	3,314,621
Lehman Brothers E-Capital Trust I 144A FRN
5.15s, 2065	2,420,000	2,426,512
Lehman Brothers Holdings, Inc. notes 6 5/8s, 2012	65,000	69,645
Liberty Mutual Insurance 144A notes 7.697s, 2097	2,095,000	2,211,453
Loews Corp. notes 5 1/4s, 2016	510,000	497,474
MetLife, Inc. notes 5.7s, 2035	725,000	716,683
MetLife, Inc. notes 5s, 2015	1,210,000	1,182,521
Nationwide Financial Services, Inc.
notes 5 5/8s, 2015	465,000	469,731

CORPORATE BONDS AND NOTES (4.5%)* continued

	Principal amount	Value

Financial continued
Nationwide Mutual Insurance Co. 144A
notes 8 1/4s, 2031	$ 375,000	$462,597
NB Capital Trust IV company guaranty 8 1/4s, 2027	5,540,000	5,912,897
Nuveen Investments, Inc. sr. notes 5 1/2s, 2015	505,000	494,642
Nuveen Investments, Inc. sr. notes 5s, 2010	505,000	494,844
OneAmerica Financial Partners, Inc. 144A
bonds 7s, 2033	710,000	785,650
PNC Bank NA notes 4 7/8s, 2017	1,030,000	981,106
Prudential Holdings LLC 144A bonds 8.695s, 2023	1,260,000	1,579,649
Prudential Insurance Co. 144A notes 8.3s, 2025	870,000	1,108,638
Rouse Co. (The) notes 7.2s, 2012 (R)	1,065,000	1,108,021
Royal Bank of Scotland Group PLC bonds Ser. 1,
9.118s, 2049 (United Kingdom)	1,900,000	2,163,984
Royal Bank of Scotland Group PLC FRB 7.648s,
2049 (United Kingdom)	400,000	474,719
Safeco Capital Trust I company guaranty 8.072s, 2037	1,365,000	1,453,662
Simon Property Group LP 144A
unsub. notes 5 3/4s, 2015 (R)	740,000	746,263
Sovereign Bancorp, Inc. 144A sr. notes 4.8s, 2010	730,000	712,586
Sun Life Canada Capital Trust 144A company
guaranty 8.526s, 2049	2,115,000	2,272,538
Transamerica Capital III company
guaranty 7 5/8s, 2037	1,095,000	1,270,116
UBS AG/Jersey Branch FRN 7 1/2s, 2008 (Jersey)	3,020,000	3,118,150
UBS Preferred Funding Trust I company
guaranty 8.622s, 2049	1,345,000	1,527,601
Washington Mutual, Inc. sub. notes 8 1/4s, 2010	1,580,000	1,748,012
Westpac Capital Trust III 144A sub. notes FRN
5.819s, 2049 (Australia)	1,010,000	1,022,282
Zurich Capital Trust I 144A company
guaranty 8.376s, 2037	1,110,000	1,196,728
		80,213,210

Health Care (0.1%)
Bayer Corp. 144A FRB 6.2s, 2008	845,000	861,089
Hospira, Inc. notes 5.9s, 2014	430,000	440,220
WellPoint, Inc. notes 5s, 2014	515,000	500,603
WellPoint, Inc. unsecd. notes 5 1/4s, 2016	590,000	582,335
Wyeth notes 5 1/2s, 2014	2,475,000	2,492,486
		4,876,733

Technology (0.1%)
Avnet, Inc. notes 6s, 2015	765,000	744,349
Computer Associates International, Inc. 144A
sr. notes 6 1/8s, 2014 (S)	980,000	959,995
		1,704,344

CORPORATE BONDS AND NOTES (4.5%)* continued

	Principal amount	Value

Transportation (0.1%)
Continental Airlines, Inc. pass-through
certificates Ser. 98-3, 6.32s, 2008	$ 4,215,000	$4,233,591
CSX Corp. notes 6 3/4s, 2011	955,000	1,017,831
Union Pacific Corp. 144A pass-through
certificates 5.214s, 2014	590,000	584,855
		5,836,277

Utilities & Power (0.6%)
AEP Texas North Co. sr. notes Ser. B, 5 1/2s, 2013	905,000	910,274
Appalachian Power Co. sr. notes 5.8s, 2035	510,000	491,388
Atmos Energy Corp. notes 4.95s, 2014	860,000	823,615
Beaver Valley II Funding debs. 9s, 2017	935,000	1,080,505
CenterPoint Energy Resources Corp. notes 7 3/4s, 2011	1,060,000	1,170,247
Cleveland Electric Illuminating Co. (The) 144A
sr. notes Ser. D, 7.88s, 2017	550,000	655,272
Consolidated Natural Gas Co. sr. notes 5s, 2014	530,000	510,941
Consumers Energy Co. 1st mtge. 5.65s, 2020	420,000	412,766
Consumers Energy Co. 1st mtge. 5s, 2012	1,210,000	1,176,004
Consumers Energy Co. 1st mtge. Ser. B, 5 3/8s, 2013	960,000	948,432
Dayton Power & Light Co. (The) 1st mtge. 5 1/8s, 2013	975,000	963,755
Duke Energy Field Services, LLC 144A
notes 5 3/8s, 2015	260,000	255,092
Entergy Gulf States, Inc. 1st mtge. 5 1/4s, 2015	375,000	354,375
Entergy Gulf States, Inc. 1st mtge. 3.6s, 2008	565,000	543,115
FirstEnergy Corp. notes Ser. B, 6.45s, 2011	55,000	57,819
Indianapolis Power & Light 144A 1st mtge. 6.3s, 2013	515,000	537,256
Ipalco Enterprises, Inc. sec. notes 8 3/8s, 2008	440,000	463,100
Kansas Gas & Electric bonds 5.647s, 2021	320,000	314,810
Kinder Morgan, Inc. sr. notes 6 1/2s, 2012	780,000	821,242
MidAmerican Energy Holdings Co.
sr. notes 5 7/8s, 2012	1,320,000	1,348,732
Monongahela Power Co. 1st mtge. 5s, 2006	2,185,000	2,182,352
National Fuel Gas Co. notes 5 1/4s, 2013	545,000	539,248
Nevada Power Co. 2nd mtge. 9s, 2013	463,000	512,512
Nevada Power Co. general ref. mtge. Ser. L,
5 7/8s, 2015	425,000	422,535
NiSource Finance Corp. company guaranty 5.45s, 2020	1,315,000	1,258,583
NiSource Finance Corp. company guaranty 5 1/4s, 2017	140,000	134,807
Oncor Electric Delivery Co. sec. notes 7 1/4s, 2033	820,000	946,828
Oncor Electric Delivery Co. sec. notes 6 3/8s, 2012	1,365,000	1,426,600
PacifiCorp Sinking Fund 1st mtge. 5.45s, 2013	1,020,000	1,032,671
Power Receivable Finance, LLC 144A
sr. notes 6.29s, 2012 (S)	1,209,584	1,226,143
PP&L Capital Funding, Inc. company
guaranty Ser. D, 8 3/8s, 2007	605,000	629,274
Public Service Co. of Colorado sr. notes Ser. A,
6 7/8s, 2009	375,000	395,353

CORPORATE BONDS AND NOTES (4.5%)* continued

		Principal amount	Value

Utilities & Power continued
Public Service Co. of New Mexico sr. notes 4.4s, 2008		$ 570,000	$558,441
Public Service Electric & Gas Co. 1st mtge.
6 3/8s, 2008		915,000	937,836
Southern California Edison Co. 1st mtge. 5s, 2014		230,000	226,017
Southern California Edison Co. notes 6.65s, 2029		1,205,000	1,317,243
Tampa Electric Co. notes 6 7/8s, 2012		660,000	715,906
Westar Energy, Inc. 1st mtge. 5.1s, 2020		800,000	750,972
York Power Funding 144A notes 12s, 2007
(Cayman Islands) (In default) (F) †		157,726	13,154
			29,065,215

Total corporate bonds and notes (cost $218,351,199)			$218,252,600

CONVERTIBLE PREFERRED STOCKS (0.8%)*

		Shares	Value

General Motors Corp. Ser. A, $1.13 cv. pfd.		75,722	$1,751,071
Hartford Financial Services Group, Inc. (The)
$3.50 cv. pfd.		46,274	3,389,571
Hartford Financial Services Group, Inc. (The)
$3.00 cv. pfd.		71,174	5,151,218
Huntsman Corp. $2.50 cv. pfd. (S)		110,100	5,078,363
Xerox Corp. $6.25 cv. pfd.		157,000	18,761,500
XL Capital, Ltd. $1.625 cv. pfd. (Bermuda)		247,500	5,499,450

Total convertible preferred stocks (cost $33,934,324)			$39,631,173

MUNICIPAL BONDS AND NOTES (—%)*

	Rating **	Principal amount	Value

NJ State Tpk. Auth. Rev. Bonds, Ser. B, AMBAC
4.252s, 1/1/16	Aaa	$ 1,065,000	$1,004,444
4.252s, 1/1/16 Prerefunded	Aaa	55,000	51,429

Total municipal bonds and notes (cost $1,084,008)			$1,055,873

PREFERRED STOCKS (—%)*

		Shares	Value

Paxson Communications Corp. 14.25% cum. pfd. ‡‡		1	$8,600
UBS Capital III $1.938 cum. pfd.		31,000	780,890

Total preferred stocks (cost $788,350)			$789,490

UNITS (—%)* (cost $745,798)

		Units	Value

Cendant Corp. 4.89s, 2006		10,100	$503,022

SHORT-TERM INVESTMENTS (12.1%)*

	Principal amount/shares	Value

Atlantic Asset Sec. Corp. for an effective yield
of 4.41%, February 9, 2006	$23,863,000	$23,839,667
Barton Capital Corp., LLC for an effective yield
off 4.48%, February 7, 2006	22,222,000	22,205,445
Barton Capital Corp., LLC for an effective yield
off 4.39%, February 13, 2006	29,018,000	28,975,634
CBA (Delaware) Finance for an effective yield
of 4.39%, February 9, 2006	50,000,000	49,951,333
Ranger Funding Co., LLC for an effective yield
of 4.41%, February 10, 2006	15,273,000	15,256,200
Westpac Banking Corp. for an effective yield
of 4.48%, February 7, 2006	28,000,000	27,979,140
Interest in $437,000,000 joint repurchase
agreement dated January 31, 2006 with Bank
of America Securities, LLC due February 1, 2006
with respect to various U.S. Government
obligations — maturity value of $49,635,135 for
an effective yield of 4.45% (collateralized by
Fannie Mae and Freddie Mac with yields ranging
from 3.50% to 12.00% and due dates ranging from
July 1, 2006 to February 1, 2036, valued at
$510,002,396)	49,629,000	49,629,000
Short-term investments held as collateral for
loaned securities with yields ranging from 4.33%
to 4.65% and due dates ranging from
February 1, 2006 to March 24, 2006 (d)	212,851,472	212,749,540
Putnam Prime Money Market Fund (e)	163,058,124	163,058,124

Total short-term investments (cost $593,644,083)		$593,644,083

TOTAL INVESTMENTS
Total investments (cost $4,926,958,886)	$ 5,508,432,014

* Percentages indicated are based on net assets of $4,886,843,608.

** The Moody’s or Standard & Poor’s ratings indicated are believed to be the most recent ratings available at January 31, 2006 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at January 31, 2006. Securities rated by Putnam are indicated by “/P”. Security ratings are defined in the Statement of Additional Information.

† Non-income-producing security.

(S) Securities on loan, in part or in entirety, at January 31, 2006.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at January 31, 2006.

(R) Real Estate Investment Trust.

(d) See Note 1 to the financial statements.

(e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

(F) Security is valued at fair value following procedures approved by the Trustees.

At January 31, 2006, liquid assets totaling $720,067,811 have been designated as collateral for open forward commitments, swap contracts and futures contracts.

144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

TBA after the name of a security represents to be announced securities (Note 1).

The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes (FRN) are the current interest rates at January 31, 2006.

AMBAC represents AMBAC Indemnity Corporation.

Inverse Floating Rate Bonds (IFB) are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at January 31, 2006.

FUTURES CONTRACTS OUTSTANDING at 1/31/06 (Unaudited)

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Euro 90 day (Long)	2,535	$602,537,813	Jun-06	$ (689,564)
Euro 90 day (Long)	3	713,813	Mar-06	(5,223)
Euro 90 day (Short)	2,535	603,076,500	Mar-07	699,004
U.S. Treasury Bond 10 yr (Long)	1,252	141,280,375	Mar-06	(562,990)
U.S. Treasury Note 2 yr (Long)	608	124,545,000	Mar-06	(248,956)
U.S. Treasury Note 5 yr (Short)	3,067	324,287,328	Mar-06	1,530,883
U.S. Treasury Note 10 yr (Long)	1,457	157,993,438	Mar-06	(647,006)

Total				$ 76,148

WRITTEN OPTIONS OUTSTANDING at 1/31/06 (premiums received $5,942,027) (Unaudited)

		Contract	Expiration date/
		amount	strike price	Value

Option on an interest rate swap with JPMorgan Chase Bank,
N.A. for the obligation to pay a fixed rate of 4.55% versus
the three month LIBOR maturing on July 5, 2017.		$76,820,000	Jul 07/4.55	$4,224,585
Option on an interest rate swap with JPMorgan Chase Bank,
N.A. for the right to receive a fixed rate of 4.55%
versus the three month LIBOR maturing on July 5, 2017.		76,820,000	Jul 07/4.55	1,166,166

Total				$5,390,751

TBA SALE COMMITMENTS OUTSTANDING at 1/31/06 (proceeds receivable $102,932,875) (Unaudited)

	Principal	Settlement
Agency	amount	date	Value

FNMA, 6s, February 1, 2036	$49,600,000	2/13/06	$ 50,068,874
FNMA, 5 1/2s, February 1, 2036	44,000,000	2/13/06	43,511,873
FNMA, 5s, February 1, 2036	700,000	2/13/06	676,266
FNMA, 4s, February 1, 2021	8,700,000	2/16/06	8,271,796

Total			$102,528,809

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 1/31/06 (Unaudited)

			Unrealized
	Notional	Termination	appreciation/
	amount	date	(depreciation)

Agreement with JPMorgan Chase Bank, N.A. dated
January 12, 2006 to pay semi-annually the notional
amount multiplied by 4.946% and receive quarterly the
notional amount multiplied by the three month LIBOR.	$183,000,000	1/17/16	$ 1,239,500
Agreement with Bank of America, N.A. dated May 18,
2005 to pay semi-annually the notional amount multiplied
by 3.95% and receive quarterly the notional amount
multiplied by the three month USD-LIBOR.	248,000,000	5/21/07	3,303,222
Agreement with Bank of America, N.A. dated December 20,
2004 to pay semi-annually the notional amount multiplied by
3.965% and receive quarterly the notional amount multiplied
by the three month USD-LIBOR.	102,075,000	12/22/09	3,565,583
Agreement with Bank of America, N.A. dated March 31,
2005 to pay semi-annually the notional amount multiplied
by 4.6375% and receive quarterly the notional amount
multiplied by the three month USD-LIBOR.	84,900,000	4/6/10	(5,406)
Agreement with Bank of America, N.A. dated January 12,
2005 to receive semi-annually the notional amount multi-
plied by 4.106% and pay quarterly the notional amount
multiplied by the three month USD-LIBOR.	87,100,000	1/14/10	(2,618,216)
Agreement with Bank of America, N.A. dated January 26,
2004 to receive semi-annually the notional amount multi-
plied by 5.2125% and pay quarterly the notional amount
multiplied by the three month USD-LIBOR.	82,772,000	1/28/24	804,205
Agreement with Bank of America, N.A. dated October 19,
2005 to pay semi-annually the notional amount multiplied
by 4.943% and receive quarterly the notional amount
multiplied by the three month USD-LIBOR.	53,000,000	10/21/15	(317,847)
Agreement with Bank of America, N.A. dated June 15,
2005 to pay semi-annually the notional amount multiplied
by 4.555% and receive quarterly the notional amount
multiplied by the three month USD-LIBOR.	20,610,000	6/17/15	718,918
Agreement with Bank of America, N.A. dated June 21,
2005 to pay semi-annually the notional amount multiplied
by 4.466% and receive quarterly the notional amount
multiplied by the three month USD-LIBOR.	7,440,000	6/23/15	309,802
Agreement with Bank of America, N.A. dated June 22,
2005 to pay semi-annually the notional amount multiplied
by 4.39% and receive quarterly the notional amount
multiplied by the three month USD-LIBOR.	3,720,000	6/24/15	176,289
Agreement with Bank of America, N.A. dated June 21,
2005 to pay semi-annually the notional amount multiplied
by 4.45% and receive quarterly the notional amount
multiplied by the three month USD-LIBOR.	3,070,000	6/23/15	131,540

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 1/31/06 (Unaudited) continued

			Unrealized
	Notional	Termination	appreciation/
	amount	date	(depreciation)

Agreement with Bank of America, N.A. dated August 30,
2005 to pay semi-annually the notional amount multiplied
by 4.53125% and receive quarterly the notional amount
multiplied by the three month USD-LIBOR-BBA.	$700,000	9/1/15	$ (18,354)
Agreement with Credit Suisse First Boston International
dated July 7, 2004 to receive semi-annually the notional
amount multiplied by 2.931% and pay quarterly the
notional amount multiplied by the three month
USD-LIBOR.	25,631,800	7/9/06	(234,422)
Agreement with Credit Suisse First Boston International
dated November 15, 2004 to pay semi-annually the
notional amount multiplied by 3.947% and receive quar-
terly the notional amount multiplied by the three month
USD-LIBOR.	6,600,000	11/17/09	229,878
Agreement with JPMorgan Chase Bank, N.A. dated March 3,
2005 to receive semi-annually the notional amount multi-
plied by 4.798% and pay quarterly the notional amount
multiplied by the three month USD-LIBOR.	126,500,000	3/7/15	(461,753)
Agreement with JPMorgan Chase Bank, N.A. dated June 27,
2005 to receive semi-annually the notional amount
multiplied by 4.296% and pay quarterly the notional
amount multiplied by the three month USD-LIBOR.	63,370,000	6/29/15	(3,441,676)
Agreement with JPMorgan Chase Bank, N.A. dated
October 19, 2005 to pay semi-annually the notional
amount multiplied by 4.916% and receive quarterly the
notional amount multiplied by the three month LIBOR.	47,810,000	10/21/15	(204,234)
Agreement with JPMorgan Chase Bank, N.A. dated June 14,
2005 to pay semi-annually the notional amount multiplied
by 4.538% and receive quarterly the notional amount
multiplied by the three month USD-LIBOR.	17,930,000	6/16/15	648,189
Agreement with JPMorgan Chase Bank, N.A. dated July 29,
2005 to pay semi-annually the notional amount multiplied
by 4.6757% and receive quarterly the notional amount
multiplied by the three month USD-LIBOR.	10,430,000	8/2/15	(145,422)
Agreement with JPMorgan Chase Bank, N.A. dated June 22,
2005 to receive semi-annually the notional amount multi-
plied by 4.387% and pay quarterly the notional amount
multiplied by the three month USD-LIBOR.	4,470,000	6/24/15	218,460
Agreement with Lehman Brothers Special Financing, Inc.
dated July 13, 2005 to pay semi-annually the notional
amount multiplied by 4.38% and receive quarterly the
notional amount multiplied by the three month
USD-LIBOR-BBA.	63,000,000	7/15/10	1,430,310

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 1/31/06 (Unaudited) continued

			Unrealized
	Notional	Termination	appreciation/
	amount	date	(depreciation)

Agreement with Lehman Brothers Special Financing, Inc.
dated June 14, 2005 to pay semi-annually the notional
amount multiplied by 4.0525% and receive quarterly the
notional amount multiplied by the three month
USD-LIBOR-BBA.	$30,200,000	6/16/07	$ (375,022)
Agreement with Lehman Brothers Special Financing, Inc.
dated December 11, 2003 to pay semi-annually the
notional amount multiplied by 4.710% and receive quar-
terly the notional amount multiplied by the three month
USD-LIBOR-BBA.	10,708,000	12/15/13	200,668
Agreement with Lehman Brothers Special Financing, Inc.
dated December 12, 2003 to pay semi-annually the
notional amount multiplied by 4.579% and receive quar-
terly the notional amount multiplied by the three month
USD-LIBOR-BBA.	10,192,000	12/16/13	278,749
Agreement with Lehman Brothers Special Financing, Inc.
dated January 21, 2004 to pay semi-annually the notional
amount multiplied by 4.408% and receive quarterly the
notional amount multiplied by the three month
USD-LIBOR-BBA.	9,307,000	1/23/14	362,543
Agreement with Lehman Brothers Special Financing, Inc.
dated January 21, 2004 to pay semi-annually the notional
amount multiplied by 4.419% and receive quarterly the
notional amount multiplied by the three month
USD-LIBOR-BBA.	9,307,000	1/23/14	361,963
Agreement with Lehman Brothers Special Financing, Inc.
dated June 14, 2005 to pay semi-annually the notional
amount multiplied by 4.5475% and receive quarterly the
notional amount multiplied by the three month
USD-LIBOR-BBA.	8,300,000	6/16/15	(294,062)
Agreement with Lehman Brothers Special Financing, Inc.
dated December 9, 2003 to receive semi-annually the
notional amount multiplied by 4.641% and pay quarterly
the notional amount multiplied by the three month
USD-LIBOR-BBA.	3,658,000	12/15/13	(84,901)
Agreement with Lehman Brothers Special Financing, Inc.
dated December 15, 2005 to pay semi-annually the
notional amount multiplied by 5.0265% and receive quar-
terly the notional amount multiplied by the three month
USD-LIBOR-BBA.	87,235,000	12/19/15	(4,193)

Total			$5,774,311

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 1/31/06 (Unaudited)

			Unrealized
	Notional	Termination	appreciation/
	amount	date	(depreciation)

Agreement with Deutsche Bank AG dated September 8,
2005 to receive at maturity the notional amount multiplied
by the nominal spread appreciation of the Lehman
Brothers AAA 8.5+ Commercial Mortgage Backed
Securities Index adjusted by a modified duration factor and
an accrual of 25 basis points plus the beginning of the
period nominal spread of the Lehman Brothers AAA 8.5+
Commercial Mortgage Backed Securities Index and pay at
maturity the notional amount multiplied by the nominal
spread depreciation of the Lehman Brothers AAA 8.5+
Commercial Mortgage Backed Securities Index adjusted by
a modified duration factor.	$ 13,837,000	3/1/06	$ 20,105
Agreement with Goldman Sachs dated December 23,
2005 to receive/(pay) a premium based on the difference
between the market price of Ford Credit Auto Owner
Trust Series 2005-B Class D and par on day of execution
and receive monthly the notional amount multiplied by 678
basis points and pay monthly the one month USD-LIBOR.
At maturity/termination the fund receives the coupon and
price appreciation of Ford Credit Auto Owner Trust Series
2005-B Class D and pays the one month USD LIBOR and
the price depreciation of Ford Credit Auto Owner Trust
Series 2005-B Class D.	3,843,000	9/15/11	18,808
Agreement with Goldman Sachs Capital Markets, L.P.
dated September 8, 2005 to receive at maturity the
notional amount multiplied by the nominal spread appreci-
ation of the Lehman Brothers AAA 8.5+ Commercial
Mortgage Backed Securities Index adjusted by a modified
duration factor and an accrual of 30 basis points plus the
beginning of the period nominal spread of the Lehman
Brothers AAA 8.5+ Commercial Mortgage Backed
Securities Index and pay at maturity the notional amount
multiplied by the nominal spread depreciation of the
Lehman Brothers AAA 8.5+ Commercial Mortgage Backed
Securities Index adjusted by a modified duration factor.	59,488,000	4/1/06	62,105
Agreement with Lehman Brothers Finance, S.A. dated
August 31, 2005 to receive/(pay) semi-annually the
notional amount multiplied by the return of the Lehman
Brothers US ABS Floating Rate Index HEL Aggregate
Component and pay semi-annually the notional amount
multiplied by the six month USD-LIBOR-BBA adjusted by
a specified spread.	147,000,000	3/1/06	(123,809)

Total			$ (22,791)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 1/31/06 (Unaudited)

		Unrealized
	Notional	appreciation/
	amount	(depreciation)

Agreement with Morgan Stanley Capital Services, Inc. on September 7,
2005, maturing on June 20, 2015, to receive quarterly 70.5 basis points per annum times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX Series 4 Index 10-15% tranche, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value of the
reference entity within the DJ IG CDX Series 4 Index 10-15% tranche.	$3,363,000	$ 46,400
Agreement with Morgan Stanley Capital Services, Inc. on September 7,
2005, maturing on June 20, 2015, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and pay quarterly 65 basis points per annum times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX Series 4 Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference entity within the
DJ IG CDX Series 4 Index.	3,363,000	(8,598)
Agreement with Morgan Stanley Capital Services, Inc. on November 16,
2005, maturing on December 20, 2012, to receive quarterly 305 basis points per annum times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX Series 5 Index 3-7% tranche, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value of the
reference entity within the DJ IG CDX Series 5 Index 3-7% tranche.	2,396,000	108,746
Agreement with Morgan Stanley Capital Services, Inc. on November 30,
2005, maturing on December 20, 2012, to receive quarterly 30 basis points per annum times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX Series 5 Index 10-15% tranche, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value of the
reference entity within the DJ IG CDX Series 5 Index 10-15% tranche.	6,832,000	11,420
Agreement with Morgan Stanley Capital Services, Inc. on November 30,
2005, maturing on December 20, 2012, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and pay quarterly 55 basis points per annum times the notional amount. Upon a credit default event of a refer-
ence entity within the DJ IG CDX Series 5 Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference entity
within the DJ IG CDX Series 5 Index.	3,416,000	(11,054)
Agreement with Morgan Stanley Capital Services, Inc. on December 8,
2005, maturing on December 20, 2012, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and pay quarterly 55 basis points per annum times the notional amount. Upon a credit default event of a refer-
ence entity within the DJ IG CDX Series 5 Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference entity
within the DJ IG CDX Series 5 Index.	3,414,500	(11,055)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 1/31/06 (Unaudited) continued

		Unrealized
	Notional	appreciation/
	amount	(depreciation)

Agreement with Morgan Stanley Capital Services, Inc. on December 8,
2005, maturing on December 20, 2012, to receive quarterly 29 basis points per annum times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX Series 5 Index 10-15% tranche, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value of the
reference entity within the DJ IG CDX Series 5 Index 10-15% tranche.	$6,829,000	$ 18,209
Agreement with Morgan Stanley Capital Services, Inc. on December 19,
2005, maturing on June 20, 2010, to pays quarterly 110.5 basis points per annum times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX Series 4 Index 3-7% tranche, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market value of the
reference entity within the DJ IG CDX Series 4 Index 3-7% tranche.	1,567,000	1,126
Agreement with Morgan Stanley Capital Services, Inc. on September 13,
2005, maturing on June 20, 2012, to receive quarterly 275 basis points per annum times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX Series 4 Index 3-7% tranche, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value of the
reference entity within the DJ IG CDX Series 4 Index 3-7% tranche.	2,517,000	6,568
Agreement with Morgan Stanley Capital Services, Inc. on September 19,
2005, maturing on June 20, 2012, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and pay quarterly 55 basis points per annum times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX Series 4 Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference entity within the
DJ IG CDX Series 4 Index.	6,767,000	(5,987)
Agreement with Morgan Stanley Capital Services, Inc. on September 19,
2005, maturing on June 20, 2012, to receive quarterly 48 basis points per annum times the notional amount. Upon a credit default event of a refer-
ence entity within the DJ IG CDX Series 4 Index 7-10% tranche, the fund makes a payment of the proportional notional amount times the differ-
ence between the par value and the then-market value of the reference
entity within the DJ IG CDX Series 4 Index 7-10% tranche.	6,767,000	21,042
Agreement with Goldman Sachs Capital Markets, L.P. on November 17,
2005, maturing on December 20, 2010, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and pay quarterly 85 basis points per annum times the notional amount. Upon a credit default event of a refer-
ence entity within the CDX IG HVOL Series 5 Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference entity
within the CDX IG HVOL Series 5 Index.	2,396,000	(16,463)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 1/31/06 (Unaudited) continued

		Unrealized
	Notional	appreciation/
	amount	(depreciation)

Agreement with Goldman Sachs Capital Markets, L.P. on November 18,
2005, maturing on December 20, 2010, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and pay quarterly 45 basis points per annum times the notional amount. Upon a credit default event of a refer-
ence entity within the CDX IG Series 5 Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference entity
within the CDX IG Series 5 Index.	$26,770,000	$(90,615)
Agreement with Goldman Sachs Capital Markets, L.P. on December 2,
2005, maturing on December 20, 2012, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and pay quarterly 55 basis points per annum times the notional amount. Upon a credit default event of a refer-
ence entity within the CDX IG Series 5 Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference entity
within the CDX IG Series 5 Index.	1,708,000	(5,521)
Agreement with Goldman Sachs Capital Markets, L.P. on December 2,
2005, maturing on December 20, 2012, to receive quarterly 31.25 basis points per annum times the notional amount. Upon a credit default event of a reference entity within the CDX IG Series 5 Index, 10-15% tranche, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market value of the
reference entity within the CDX IG Series 5 Index,10-15% tranche.	3,416,000	13,305
Agreement with Goldman Sachs Capital Markets, L.P. on December 2,
2005, maturing on December 20, 2010, to pay quarterly 113 basis points per annum times the notional amount. Upon a credit default event of a reference entity within the CDX IG Series 5 Index, 3-7% tranche, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market value of the
reference entity within the CDX IG Series 5 Index, 3-7% tranche.	1,198,000	5,253
Agreement with Goldman Sachs Capital Markets, L.P. on December 2,
2005, maturing on December 20, 2010, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and pay quarterly 85 basis points per annum times the notional amount. Upon a credit default event of a refer-
ence entity within the CDX IG HVOL Series 5 Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference entity
within the CDX IG HVOL Series 5 Index.	2,396,000	(11,366)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 1/31/06 (Unaudited) continued

		Unrealized
	Notional	appreciation/
	amount	(depreciation)

Agreement with Goldman Sachs Capital Markets, L.P. on January 13,
2006, maturing on December 20, 2010, to pay quarterly 115 basis points per annum times the notional amount. Upon a credit default event of a reference entity within the CDX IG Series 5 Index, 3-7% tranche, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market value of the
reference entity within the CDX IG Series 5 Index, 3-7% tranche.	$1,030,000	$ (5,411)
Agreement with Morgan Stanley Capital Services, Inc. on October 14,
2005, maturing on December 20, 2010, to receive quarterly 127 basis points per annum times the notional amount. Upon a credit default event of a reference entity within the DJ HY CDX Series 5 Index 25-35% tranche, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value of the
reference entity within the DJ HY CDX Series 5 Index 25-35% tranche.	3,826,000	61,428
Agreement with Morgan Stanley Capital Services, Inc. on October 14,
2005, maturing on December 20, 2010, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and pays quarterly 395 basis points per annum times the notional amount. Upon a credit default event of a reference entity within the CDX HY Series 5 Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference entity
within the CDX HY Series 5 Index.	1,874,740	(78,835)
Agreement with Morgan Stanley Capital Services, Inc. on January 6, 2006,
maturing on December 20, 2012, to receive quarterly 28.5 basis points per annum times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX Series 5 Index 10-15% tranche, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value of the
reference entity within the DJ IG CDX Series 5 Index 10-15% tranche.	3,007,000	6,410
Agreement with Morgan Stanley Capital Services, Inc. on January 6, 2006
maturing on December 20, 2012, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and pays quarterly 55 basis points per annum times the notional amount. Upon a credit default event of a reference entity within the CDX IG Series 5 Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference entity within the
CDX IG Series 5 Index.	1,503,500	(1,165)
Agreement with Morgan Stanley Capital Services, Inc. on January 13,
2006, maturing on December 20, 2010, to pay quarterly 115 basis points per annum times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX Series 5 Index 3-7% tranche, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market value of the
reference entity within the DJ IG CDX Series 5 Index 3-7% tranche.	1,030,000	3,381

CREDIT DEFAULT CONTRACTS OUTSTANDING at 1/31/06 (Unaudited) continued

		Unrealized
	Notional	appreciation/
	amount	(depreciation)

Agreement with Morgan Stanley Capital Services, Inc. on January 13,
2006 maturing on December 20, 2010, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and pay quarterly 85 basis points per annum times the notional amount. Upon a credit default event of a refer-
ence entity within the CDX IG HVOL Series 5 Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference entity
within the CDX IG HVOLSeries 5 Index.	$1,030,000	$(3,674)
Agreement with Morgan Stanley Capital Services, Inc. on January 13,
2006, maturing on December 20, 2012, to receive quarterly 248 basis points per annum times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX Series 5 Index 3-7% tranche, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value of the
reference entity within the DJ IG CDX Series 5 Index 3-7% tranche.	1,030,000	7,106
Agreement with Merrill Lynch International on December 15, 2005, maturing on December 20, 2010, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and pays quarterly 45 basis points per annum times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX 5 Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference entity within the
DJ IG CDX 5 Index.	6,010,000	(9,087)
Agreement with Merrill Lynch International & Co. C.V. on January 13,
2006, maturing on December 20, 2012, to receive quarterly 246 basis points per annum times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX Series 5 Index 3-7% tranche, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value of the
reference entity within the DJ IG CDX Series 5 Index 3-7% tranche.	1,030,000	4,888
Agreement with JPMorgan Securities Inc. on December 12, 2005, maturing on June 20, 2012, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and pays quarterly 55 basis points per annum times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX 4 Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the
then-market value of the reference entity within the DJ IG CDX 4 Index.	3,437,500	(8,665)
Agreement with JPMorgan Securities Inc. on December 12, 2005, maturing on June 20, 2012, to receive quarterly 30.5 basis points per annum times the notional amount. Upon a credit default event of a refer-
ence entity within the DJ IG CDX 4 Index, 10-15% tranche, the fund makes a payment of the proportional notional amount times the differ-
ence between the par value and the then-market value of the reference
entity within the DJ IG CDX 4 Index10-15% tranche.	6,875,000	7,549

CREDIT DEFAULT CONTRACTS OUTSTANDING at 1/31/06 (Unaudited) continued

		Unrealized
	Notional	appreciation/
	amount	(depreciation)

Agreement with Lehman Brothers Special Financing, Inc. on November 29,
2005, maturing on December 20, 2010, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and pay quarterly 45 basis points per annum times the notional amount. Upon a credit default event of a reference entity within the CDX IG Series 5 Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference entity within the CDX IG
Series 5 Index.	$13,240,000	$(35,615)
Agreement with Lehman Brothers Special Financing, Inc. on December 1,
2005, maturing on June 20, 2010, to pay quarterly 124.5 basis points per annum times the notional amount. Upon a credit default event of any reference entity within the DJ IG CDX Series 4 Index, 3-7% tranche,the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market value of the
reference entity within the DJ IG CDX Series 4 Index, 3-7% tranche.	1,258,500	(11,376)
Agreement with Lehman Brothers Special Financing, Inc. on December 8,
2005, maturing on December 20, 2010, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and to pay quarterly 45 basis points per annum times the notional amount. Upon a credit default event of any reference entity within the DJ IG CDX Series 4 Index,the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference entity
within the DJ IG CDX Series 4 Index.	6,520,000	(14,388)
Agreement with Lehman Brothers Special Financing, Inc. on December 19,
2005, maturing on June 20, 2010, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and to pay quarterly 90 basis points per annum times the notional amount. Upon a credit default event of any reference entity within the DJ IG CDX HVOL Series 4 Index,the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference entity within the DJ IG CDX
HVOL Series 4 Index.	1,567,000	(5,539)
Agreement with Lehman Brothers Special Financing, Inc. on December 19,
2005, maturing on June 20, 2012, to receive quarterly 309 basis points per annum times the notional amount. Upon a credit default event of any reference entity within the DJ IG CDX Series 4 Index, 3-7% tranche,the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value of the
reference entity within the DJ IG CDX Series 4 Index, 3-7% tranche.	1,567,000	22,739

CREDIT DEFAULT CONTRACTS OUTSTANDING at 1/31/06 (Unaudited) continued

		Unrealized
	Notional	appreciation/
	amount	(depreciation)

Agreement with Lehman Brothers Special Financing, Inc. on January 13,
2006, maturing on December 20, 2010, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and pay quarterly 85 basis points per annum times the notional amount. Upon a credit default event of any reference entity within the DJ IG CDX HVOL Series 5 Index,the fund receives a payment of the proportional notional amount times the differ-
ence between the par value and the then-market value of the reference
entity within the DJ IG CDX HVOL Series 5 Index.	$1,030,000	$ (3,401)
Agreement with Bank of America, N.A. on September 13, 2005,
maturing on June 20, 2010, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and pay quarterly 90 basis points per annum times the notional amount. Upon a credit default event of a reference entity within the DJ CDX IG HVOL Series 4 Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference entity within the DJ CDX IG
HVOL Series 4 Index.	5,034,000	3,850
Agreement with Bank of America, N.A. on July 26, 2005, maturing on
September 20, 2012, to receive quarterly 64 basis points times the notional amount. Upon a credit default event of Waste Management,
7.375%, 8/1/2010, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market
value of Waste Management, 7.375%, 8/1/2010.	1,140,000	1,430
Agreement with Lehman Brothers Special Financing, Inc. on September 19,
2005, maturing on June 20, 2015, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and pay quarterly 65 basis points per annum times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX 4 Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the
then-market value of the reference entity within the DJ IG CDX 4 Index.	3,384,000	(3,719)
Agreement with Lehman Brothers Special Financing, Inc. on September 19,
2005, maturing on June 20, 2015, to receive quarterly 59 basis points per annum times the notional amount. Upon a credit default event of a refer-
ence entity within the DJ IG CDX 4 Index,10-15% tranche, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference
entity within the DJ IG CDX 4 Index,10-15% tranche.	3,384,000	(7)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 1/31/06 (Unaudited) continued

		Unrealized
	Notional	appreciation/
	amount	(depreciation)

Agreement with Lehman Brothers Special Financing, Inc. on September 21,
2005, maturing on December 20, 2015, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and pay quarterly 70 basis points per annum times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX 5 Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference entity within the
DJ IG CDX 5 Index.	$ 3,383,000	$ (12,404)
Agreement with Lehman Brothers Special Financing, Inc. on September 21,
2005, maturing on December 20, 2015, to receive quarterly 57.5 basis points per annum times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX 5 Index 10-15% tranche, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value of the
reference entity within the DJ IG CDX 5 Index 10-15% tranche.	3,383,000	6,971
Agreement with Lehman Brothers Special Financing, Inc. on October 5,
2005, maturing on December 20, 2010, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and receive quarterly 45 basis points per annum times the notional amount. Upon a credit default event of a reference entity within the DJ CDX IG Series 5 Index, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference entity
within the DJ CDX IG Series 5 Index.	12,095,000	(14,397)
Agreement with Deutsche Bank AG on July 22, 2005, maturing on
September 20, 2010, to receive quarterly 41 basis points times the notional amount. Upon a credit default event of France Telecomm, 7.25%,
1/28/2013, the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market
value of France Telecomm, 7.25%, 1/28/2013.	1,905,000	2,038
Agreement with Goldman Sachs Capital Markets, L.P. on August 4, 2005, maturing on September 20, 2010, to receive quarterly 49 basis points times the notional amount. Upon a credit default event of Goodrich
Corp. 7 5/8s, 12/15/12, the fund makes a payment of the proportional notional amount times the difference between the par value
and the then-market value of Goodrich Corp. 7 5/8s, 12/15/12.	930,000	544
Agreement with Goldman Sachs International on September 2, 2004, terminating on the date on which the notional amount is reduced to zero or the date on which the assets securing the reference obligation are liquidated, the fund receives a payment of the outstanding notional amount times 2.55625% and the fund pays in the event of a credit default
in one of the underlying securities in the basket of BB CMBS securities.	8,582,000	33,231

CREDIT DEFAULT CONTRACTS OUTSTANDING at 1/31/06 (Unaudited) continued

		Unrealized
	Notional	appreciation/
	amount	(depreciation)

Agreement with Citigroup Financial Products, Inc. on August 19, 2005, maturing on June 20, 2012, to receive/(pay) a premium based on the difference between the original spread on issue and the market spread on day of execution and pay quarterly 55 basis points per annum times the notional amount. Upon a credit default event of a reference entity within the DJ IG CDX Series 4 Index, the fund receives a payment of the proportional notional amount times the difference between the par value and the then-market value of the reference entity within the DJ IG CDX
Series 4 Index.	$6,695,000	$(13,036)
Agreement with Citigroup Financial Products, Inc. on August 19, 2005, maturing on June 20, 2012, to receive quarterly 62 basis points per annum times the notional amount. Upon a credit default event of a refer-
ence entity within the DJ IG CDX Series 4 Index,7-10% tranche, the fund makes a payment of the proportional notional amount times the differ-
ence between the par value and the then-market value of the reference
entity within the DJ IG CDX Series 4 Index, 7-10% tranche.	6,695,000	61,196

Total		$ 73,452

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 1/31/06 (Unaudited)

ASSETS
Investment in securities, at value, including $206,262,187 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $4,763,900,762)	$5,345,373,890
Affiliated issuers (identified cost $163,058,124) (Note 5)	163,058,124

Cash	6,482,299

Dividends, interest and other receivables	13,452,526

Receivable for shares of the fund sold	2,518,536

Receivable for securities sold	49,299,537

Receivable for sales of delayed delivery securities (Note 1)	103,128,408

Unrealized appreciation on swap contracts (Note 1)	14,535,667

Receivable for closed swap contracts (Note 1)	130,058

Receivable for variation margin (Note 1)	364,714

Premiums paid on swap contracts (Note 1)	340,645

Total assets	5,698,684,404

LIABILITIES
Payable for securities purchased	35,004,013

Payable for purchases of delayed delivery securities (Note 1)	419,091,906

Payable for shares of the fund repurchased	19,200,341

Payable for compensation of Manager (Notes 2 and 5)	6,092,729

Payable for investor servicing and custodian fees (Note 2)	665,278

Payable for Trustee compensation and expenses (Note 2)	390,508

Payable for administrative services (Note 2)	5,641

Payable for distribution fees (Note 2)	1,582,722

Written options outstanding, at value (premiums received $5,942,027) (Note 1)	5,390,751

Unrealized depreciation on swap contracts (Note 1)	8,710,695

TBA sales commitments, at value (proceeds receivable $102,932,875) (Note 1)	102,528,809

Collateral on securities loaned, at value (Note 1)	212,749,540

Other accrued expenses	427,863

Total liabilities	811,840,796

Net assets	$4,886,843,608

(Continued on next page)

Statement of assets and liabilities (Continued)

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$4,296,833,595

Undistributed net investment income (Note 1)	3,228,396

Accumulated net realized loss on investments
and foreign currency transactions (Note 1)	(1,520,077)

Net unrealized appreciation of investments
and assets and liabilities on in foreign currencies	588,301,694

Total — Representing net assets applicable to capital shares outstanding	$4,886,843,608

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($3,288,356,714 divided by 180,534,566 shares)	$18.21

Offering price per class A share
(100/94.75 of $18.21)*	$19.22

Net asset value and offering price per class B share
($786,165,059 divided by 43,617,056 shares)**	$18.02

Net asset value and offering price per class C share
($75,514,943 divided by 4,171,816 shares)**	$18.10

Net asset value and redemption price per class M share
($205,331,599 divided by 11,388,557 shares)	$18.03

Offering price per class M share
(100/96.75 of $18.03)*	$18.64

Net asset value, offering price and redemption price per class R share
($922,527 divided by 50,769 shares)	$18.17

Net asset value, offering price and redemption price per class Y share
($530,552,766 divided by 29,047,791 shares)	$18.26

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 1/31/06 (Unaudited)

INVESTMENT INCOME
Interest (including interest income of $3,496,496
from investments in affiliated issuers) (Note 5)	$ 52,833,359

Dividends	31,424,088

Securities lending	71,468

Total investment income	84,328,915

EXPENSES
Compensation of Manager (Note 2)	12,476,321

Investor servicing fees (Note 2)	4,716,566

Custodian fees (Note 2)	247,706

Trustee compensation and expenses (Note 2)	67,254

Administrative services (Note 2)	31,427

Distribution fees — Class A (Note 2)	4,220,111

Distribution fees — Class B (Note 2)	4,259,682

Distribution fees — Class C (Note 2)	380,516

Distribution fees — Class M (Note 2)	796,677

Distribution fees — Class R (Note 2)	2,039

Other	505,331

Non-recurring costs (Notes 2 and 6)	45,470

Costs assumed by Manager (Notes 2 and 6)	(45,470)

Fees waived and reimbursed by Manager (Note 5)	(120,569)

Total expenses	27,583,061

Expense reduction (Note 2)	(842,352)

Net expenses	26,740,709

Net investment income	57,588,206

Net realized gain on investments (Notes 1 and 3)	174,047,812

Net realized gain on swap contracts (Note 1)	2,885,698

Net realized loss on futures contracts (Note 1)	(4,504,577)

Net realized gain on foreign currency transactions (Note 1)	9,998

Net unrealized appreciation of assets and liabilities
in foreign currencies during the period	12,669

Net unrealized depreciation of investments, futures contracts, swap contracts,
written options, and TBA sale commitments during the period	(99,452,370)

Net gain on investments	72,999,230

Net increase in net assets resulting from operations	$130,587,436

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS

	Six months ended	Year ended
	1/31/06*	7/31/05

Operations:
Net investment income	$ 57,588,206	$ 100,672,170

Net realized gain on investments
and foreign currency transactions	172,438,931	388,377,420

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(99,439,701)	73,207,522

Net increase in net assets resulting from operations	130,587,436	562,257,112

Distributions to shareholders: (Note 1)

From net investment income

Class A	(55,171,726)	(63,734,158)

Class B	(10,638,291)	(11,829,280)

Class C	(966,846)	(879,740)

Class M	(2,961,141)	(3,086,878)

Class R	(11,763)	(7,354)

Class Y	(11,471,525)	(16,948,666)

From net realized short-term gain on investments

Class A	(4,167,381)	—

Class B	(1,042,091)	—

Class C	(95,268)	—

Class M	(264,982)	—

Class R	(993)	—

Class Y	(806,000)	—

From net realized long-term gain on investments

Class A	(64,866,185)	—

Class B	(16,220,380)	—

Class C	(1,482,867)	—

Class M	(4,124,504)	—

Class R	(15,451)	—

Class Y	(12,545,570)	—

Redemption fees (Note 1)	3,160	18,029

Decrease from capital share transactions (Note 4)	(387,347,140)	(694,050,829)

Total decrease in net assets	$(443,609,508)	$(228,261,764)

(Continued on next page)

Statement of changes in net assets (Continued)

NET ASSETS
Beginning of period	$5,330,453,116	$5,558,714,880

End of period (including undistributed net investment
income of $3,228,396 and $26,861,482, respectively)	$4,886,843,608	$5,330,453,116
* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS A

PER-SHARE OPERATING PERFORMANCE

	Six months ended**			Year ended
	1/31/06	7/31/05	7/31/04	7/31/03	7/31/02	7/31/01

Net asset value,
beginning of period	$18.40	$16.91	$15.72	$15.02	$17.24	$15.77

Investment operations:
Net investment income (a)	.22(d)	.35(d,e)	.32(d)	.37	.45	.52

Net realized and unrealized
gain (loss) on investments	.27	1.47	1.20	.81	(2.17)	1.49

Total from
investment operations	.49	1.82	1.52	1.18	(1.72)	2.01

Less distributions:
From net investment income	(.30)	(.33)	(.33)	(.48)	(.48)	(.53)

From net realized gain
on investments	(.38)	—	—	—	(.02)	(.01)

Total distributions	(.68)	(.33)	(.33)	(.48)	(.50)	(.54)

Redemption fees	—(f )	—(f )	—(f )	—	—	—

Net asset value,
end of period	$18.21	$18.40	$16.91	$15.72	$15.02	$17.24

Total return at
net asset value (%)(b)	2.75*	10.89	9.77	8.06	(10.20)	12.86

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$3,288,357	$3,458,405	$3,322,532	$3,784,601	$2,990,984	$3,176,287

Ratio of expenses to
average net assets (%)(c)	.48*(d)	.98(d)	1.00(d)	.99	.96	.92

Ratio of net investment income
to average net assets (%)	1.18*(d)	1.97(d,e)	1.90(d)	2.50	2.75	3.11

Portfolio turnover (%)	52.47*(g)	169.29(g)	165.66	121.38(h,i)	131.89(h)	333.46

* Not annualized.

** Unaudited.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended January 31, 2006, July 31, 2005 and July 31, 2004 reflect a reduction of less than 0.01%, 0.01% and less than 0.01%, respectively, of the average net assets of class A shares (Note 5).

(e) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.02% of average net assets for class A shares (Note 6).

(f) Amount represents less than $0.01 per share.

(g) Portfolio turnover excludes dollar roll transactions.

(h) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(i) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam Balanced Fund and Putnam Balanced Retirement Fund.

84 The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS B

PER-SHARE OPERATING PERFORMANCE

	Six months ended**			Year ended
	1/31/06	7/31/05	7/31/04	7/31/03	7/31/02	7/31/01

Net asset value,
beginning of period	$18.22	$16.73	$15.56	$14.87	$17.07	$15.62

Investment operations:
Net investment income (a)	.15(d)	.21(d,e)	.19(d)	.26	.33	.39

Net realized and unrealized
gain (loss) on investments	.26	1.48	1.19	.80	(2.15)	1.48

Total from
investment operations	.41	1.69	1.38	1.06	(1.82)	1.87

Less distributions:
From net investment income	(.23)	(.20)	(.21)	(.37)	(.36)	(.41)

From net realized gain
on investments	(.38)	—	—	—	(.02)	(.01)

Total distributions	(.61)	(.20)	(.21)	(.37)	(.38)	(.42)

Redemption fees	—(f )	—(f )	—(f )	—	—	—

Net asset value,
end of period	$18.02	$18.22	$16.73	$15.56	$14.87	$17.07

Total return at
net asset value (%)(b)	2.31*	10.17	8.88	7.25	(10.86)	12.02

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(in thousands)	$786,165	$917,951	$1,095,665	$1,308,605	$1,068,667	$1,199,676

Ratio of expenses to
average net assets (%)(c)	.85*(d)	1.73(d)	1.75(d)	1.74	1.71	1.67

Ratio of net investment income
to average net assets (%)	.81*(d)	1.22(d,e)	1.16(d)	1.75	2.00	2.36

Portfolio turnover (%)	52.47*(g)	169.29(g)	165.66	121.38(h,i)	131.89(h)	333.46

* Not annualized.

** Unaudited.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended January 31, 2006, July 31, 2005 and July 31, 2004 reflect a reduction of less than 0.01%, 0.01% and less than 0.01%, respectively, of the average net assets of class B shares (Note 5).

(e) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.02% of average net assets for class B shares (Note 6).

(f) Amount represents less than $0.01 per share.

(g) Portfolio turnover excludes dollar roll transactions.

(h) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(i) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam Balanced Fund and Putnam Balanced Retirement Fund.

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS C

PER-SHARE OPERATING PERFORMANCE

	Six months ended**			Year ended
	1/31/06	7/31/05	7/31/04	7/31/03	7/31/02	7/31/01

Net asset value,
beginning of period	$18.30	$16.81	$15.63	$14.94	$17.16	$15.71

Investment operations:
Net investment income (a)	.15(d)	.21(d,e)	.19(d)	.26	.33	.39

Net realized and unrealized
gain (loss) on investments	.26	1.48	1.20	.80	(2.16)	1.49

Total from
investment operations	.41	1.69	1.39	1.06	(1.83)	1.88

Less distributions:
From net investment income	(.23)	(.20)	(.21)	(.37)	(.37)	(.42)

From net realized gain
on investments	(.38)	—	—	—	(.02)	(.01)

Total distributions	(.61)	(.20)	(.21)	(.37)	(.39)	(.43)

Redemption fees	—(f )	—(f )	—(f )	—	—	—

Net asset value,
end of period	$18.10	$18.30	$16.81	$15.63	$14.94	$17.16

Total return at
net asset value (%)(b)	2.33*	10.14	8.92	7.25	(10.88)	12.02

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$75,515	$77,024	$75,185	$91,282	$53,186	$37,453

Ratio of expenses to
average net assets (%)(c)	.85*(d)	1.73(d)	1.75(d)	1.74	1.71	1.67

Ratio of net investment income
to average net assets (%)	.80*(d)	1.22(d,e)	1.16(d)	1.73	1.99	2.32

Portfolio turnover (%)	52.47*(g)	169.29(g)	165.66	121.38(h,i)	131.89(h)	333.46

* Not annualized.

** Unaudited.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended January 31, 2006, July 31, 2005 and July 31, 2004 reflect a reduction of less than 0.01%, 0.01% and less than 0.01%, respectively, of the average net assets of class C shares (Note 5).

(e) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.02% of average net assets for class C shares (Note 6).

(f) Amount represents less than $0.01 per share.

(g) Portfolio turnover excludes dollar roll transactions.

(h) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(i) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam Balanced Fund and Putnam Balanced Retirement Fund.

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS M

PER-SHARE OPERATING PERFORMANCE

	Six months ended**			Year ended
	1/31/06	7/31/05	7/31/04	7/31/03	7/31/02	7/31/01

Net asset value,
beginning of period	$18.22	$16.74	$15.57	$14.87	$17.08	$15.63

Investment operations:
Net investment income (a)	.17(d)	.26(d,e)	.23(d)	.30	.37	.43

Net realized and unrealized
gain (loss) on investments	.28	1.47	1.19	.80	(2.16)	1.48

Total from
investment operations	.45	1.73	1.42	1.10	(1.79)	1.91

Less distributions:
From net investment income (.26)		(.25)	(.25)	(.40)	(.40)	(.45)

From net realized gain
on investments	(.38)	—	—	—	(.02)	(.01)

Total distributions	(.64)	(.25)	(.25)	(.40)	(.42)	(.46)

Redemption fees	—(f )	—(f )	—(f )	—	—	—

Net asset value,
end of period	$18.03	$18.22	$16.74	$15.57	$14.87	$17.08

Total return at
net asset value (%)(b)	2.52*	10.39	9.18	7.58	(10.69)	12.31

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$205,332	$215,816	$217,046	$239,662	$222,176	$252,802

Ratio of expenses to
average net assets (%)(c)	.73*(d)	1.48(d)	1.50(d)	1.49	1.46	1.42

Ratio of net investment income
to average net assets (%)	.93*(d)	1.47(d,e)	1.40(d)	2.02	2.25	2.60

Portfolio turnover (%)	52.47*(g)	169.29(g)	165.66	121.38(h,i)	131.89(h)	333.46

* Not annualized.

** Unaudited.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended January 31, 2006, July 31, 2005 and July 31, 2004 reflect a reduction of less than 0.01%, 0.01% and less than 0.01%, respectively, of the average net assets of class M shares (Note 5).

(e) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.02% of average net assets for class M shares (Note 6).

(f) Amount represents less than $0.01 per share.

(g) Portfolio turnover excludes dollar roll transactions.

(h) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(i) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam Balanced Fund and Putnam Balanced Retirement Fund.

The accompanying notes are an integral part of these financial statements.

87

Financial highlights (For a common share outstanding throughout the period)

CLASS R

PER-SHARE OPERATING PERFORMANCE

				Period
	Six months ended**	Year ended		1/21/03†-
	1/31/06	7/31/05	7/31/04	7/31/03

Net asset value,
beginning of period	$18.36	$16.89	$15.70	$15.05

Investment operations:
Net investment income (a)	.19(d)	.30(d,e)	.21(d)	.17

Net realized and unrealized
gain on investments	.28	1.48	1.29	.65

Total from investment operations	.47	1.78	1.50	.82

Less distributions:

From net investment income	(.28)	(.31)	(.31)	(.17)

From net realized gain on investments	(.38)	—	—	—

Total distributions	(.66)	(.31)	(.31)	(.17)

Redemption fees	—(f )	—(f )	—(f )	—

Net asset value, end of period	$18.17	$18.36	$16.89	$15.70

Total return at
net asset value (%)(b)	2.63*	10.63	9.60	5.52*

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$923	$726	$127	$1

Ratio of expenses to
average net assets (%)(c)	.60*(d)	1.23(d)	1.25(d)	.65*

Ratio of net investment income
to average net assets (%)	1.03*(d)	1.67(d,e)	1.33(d)	1.18*

Portfolio turnover (%)	52.47*(g)	169.29(g)	165.66	121.38(h,i)

† Commencement of operations.
* Not annualized.

** Unaudited.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended January 31, 2006, July 31, 2005 and July 31, 2004 reflect a reduction of less than 0.01%, 0.01% and less than 0.01%, respectively, of the average net assets of class R shares (Note 5).

(e) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.02% of average net assets for class R shares (Note 6).

(f) Amount represents less than $0.01 per share.

(g) Portfolio turnover excludes dollar roll transactions.

(h) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(i) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam Balanced Fund and Putnam Balanced Retirement Fund.

88 The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

CLASS Y

PER-SHARE OPERATING PERFORMANCE

	Six months ended**			Year ended
	1/31/06	7/31/05	7/31/04	7/31/03	7/31/02	7/31/01

Net asset value,
beginning of period	$18.46	$16.95	$15.76	$15.05	$17.28	$15.80

Investment operations:
Net investment income (a)	.24(d)	.40(d,e)	.36(d)	.41	.49	.56

Net realized and unrealized
gain (loss) on investments	.27	1.49	1.21	.82	(2.17)	1.50

Total from
investment operations	.51	1.89	1.57	1.23	(1.68)	2.06

Less distributions:
From net investment income (.33)		(.38)	(.38)	(.52)	(.53)	(.57)

From net realized gain
on investments	(.38)	—	—	—	(.02)	(.01)

Total distributions	(.71)	(.38)	(.38)	(.52)	(.55)	(.58)

Redemption fees	—(f )	—(f )	—(f )	—	—	—

Net asset value,
end of period	$18.26	$18.46	$16.95	$15.76	$15.05	$17.28

Total return at
net asset value (%)(b)	2.82*	11.26	10.03	8.38	(10.01)	13.18

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$530,553	$660,532	$848,161	$880,435	$731,900	$768,075

Ratio of expenses to
average net assets (%)(c)	.35*(d)	.73(d)	.75(d)	.74	.71	.67

Ratio of net investment income
to average net assets (%)	1.33*(d)	2.23(d,e)	2.16(d)	2.76	3.00	3.35

Portfolio turnover (%)	52.47*(g)	169.29(g)	165.66	121.38(h,i)	131.89(h)	333.46

* Not annualized.

** Unaudited.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended January 31, 2006, July 31, 2005 and July 31, 2004 reflect a reduction of less than 0.01%, 0.01% and less than 0.01%, respectively, of the average net assets of class Y shares (Note 5).

(e) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.02% of average net assets for class Y shares (Note 6).

(f) Amount represents less than $0.01 per share.

(g) Portfolio turnover excludes dollar roll transactions.

(h) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

(i) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam Balanced Fund and Putnam Balanced Retirement Fund.

The accompanying notes are an integral part of these financial statements.

89

Notes to financial statements 1/31/06 (Unaudited)

Note 1: Significant accounting policies

The George Putnam Fund of Boston (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks to provide a balanced investment comprised of a well-diversi-fied portfolio of stocks and bonds, that will produce both capital growth and current income.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.25% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans are sold without a front-end sales charge or a contingent deferred sales charge. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments, trust companies and certain college savings plans.

A 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Other investments, including certain restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on forward commitment or delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

E) Stripped mortgage-backed securities The fund may invest in stripped mortgage-backed securities which represent a participation in mortgage loans and may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

F) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

G) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

H) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

I) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

J) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

K) Credit default contracts The fund may enter into credit default contracts where one party, the protection buyer, makes an upfront or periodic payment to a counter party, the protection seller, in exchange for the right to receive a contingent payment. The maximum amount of the payment may equal the notional amount, at par, of the underlying index or security as a result of a related credit event. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. Risks of loss may exceed amounts recognized on the statement of assets and liabilities. Credit default contracts outstanding at period end, if any, are listed after the fund’s portfolio.

L) TBA purchase commitments The fund may enter into “TBA” (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is “marked-to-market” daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

M) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is “marked-to-market” daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

N) Dollar rolls To enhance returns, the fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

O) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At January 31, 2006, the value of securities loaned amounted to $206,262,187. The fund received cash collateral of $212,749,540 which is pooled with collateral of other Putnam funds into 22 issues of high grade short-term investments.

P) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the “Code”) applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At July 31, 2005, the fund had a capital loss carryover of $35,701,820 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration
$29,751,500	July 31, 2010

5,950,320	July 31, 2011

The aggregate identified cost on a tax basis is $4,982,667,191, resulting in gross unrealized appreciation and depreciation of $630,016,031 and $104,251,208, respectively, or net unrealized appreciation of $525,764,823.

Q) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through July 31, 2006 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classi-fication or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the period ended January 31, 2006, Putnam Management did not waive any of its management fee from the fund.

For the period ended January 31, 2006, Putnam Management has assumed $45,470 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by Putnam Fiduciary Trust Company (“PFTC”), a subsidiary of Putnam, LLC. PFTC receives fees for custody services based on the fund’s asset level, the number of its security holdings and transaction volumes. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. Putnam Investor Services receives fees for investor servicing based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the period ended January 31, 2006, the fund incurred $4,964,272 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended January 31, 2006, the fund’s expenses were reduced by $842,352 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,156, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings, industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. George Putnam, III, who is not an independent Trustee, also receives the foregoing fees for his services as Trustee.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average total retainer and meeting fees for the three years ended December 31, 2005. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00% , 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the six months ended January 31, 2006, Putnam Retail Management, acting as underwriter, received net commissions of $103,202 and $1,527 from the sale of class A and class M shares, respectively, and received $372,249 and $2,858 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended January 31, 2006, Putnam Retail Management, acting as underwriter, received $683 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the six months ended January 31, 2006, cost of purchases and proceeds from sales of investment securities other than U.S. government securities and short-term investments aggregated $2,505,199, 820 and $3,103,053,053, respectively.

Purchases and sales of U.S. government securities aggregated $97,234,375 and no monies, respectively.

Written option transactions during the period ended January 31, 2006 are summarized as follows:

	Contract	Premiums
	Amounts	Received

Written options
outstanding at
beginning of period	153,640,000	$5,942,027

Options opened	—	—
Options exercised	—	—
Options expired	—	—
Options closed	—	—

Written options
outstanding at
end of period	153,640,000	$5,942,027

Note 4: Capital shares

At January 31, 2006 there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

CLASS A	Shares	Amount
Six months ended 1/31/06:
Shares sold	13,861,710	$ 251,318,631

Shares issued
in connection
with reinvestment
of distributions	6,467,357	115,960,258

	20,329,067	367,278,889

Shares repurchased (27,705,781)		(502,013,464)

Net decrease	(7,376,714)	$(134,734,575)

Year ended 7/31/05:
Shares sold	32,384,442	$ 574,245,635

Shares issued
in connection
with reinvestment
of distributions	3,333,997	58,742,671

	35,718,439	632,988,306

Shares
repurchased	(44,333,728)	(784,605,393)

Net decrease	(8,615,289)	$ (151,617,087)

CLASS B	Shares	Amount
Six months ended 1/31/06:
Shares sold	1,507,559	$ 27,100,039

Shares issued
in connection
with reinvestment
of distributions	1,471,677	26,129,849

	2,979,236	53,229,888

Shares
repurchased	(9,754,792)	(175,223,362)

Net decrease	(6,775,556)	$(121,993,474)

Year ended 7/31/05:
Shares sold	5,236,764	$ 91,543,092

Shares issued
in connection
with reinvestment
of distributions	630,414	10,998,211

	5,867,178	102,541,303

Shares
repurchased	(20,958,534)	(367,671,388)

Net decrease	(15,091,356)	$(265,130,085)

CLASS C	Shares	Amount
Six months ended 1/31/06:
Shares sold	345,070	$6,203,493

Shares issued
in connection
with reinvestment
of distributions	127,038	2,264,243

	472,108	8,467,736

Shares
repurchased	(510,375)	(9,210,674)

Net decrease	(38,267)	$(742,938)

Year ended 7/31/05:
Shares sold	800,334	$14,156,023

Shares issued
in connection
with reinvestment
of distributions	44,540	781,476

	844,874	14,937,499

Shares
repurchased	(1,108,465)	(19,549,142)

Net decrease	(263,591)	$ (4,611,643)

CLASS M	Shares	Amount
Six months ended 1/31/06:
Shares sold	683,413	$ 12,274,854

Shares issued
in connection
with reinvestment
of distributions	409,352	7,266,275

	1,092,765	19,541,129

Shares
repurchased	(1,546,447)	(27,767,151)

Net decrease	(453,682)	$ (8,226,022)

Year ended 7/31/05:
Shares sold	2,152,981	$ 37,764,959

Shares issued
in connection
with reinvestment
of distributions	174,045	3,038,978

	2,327,026	40,803,937

Shares
repurchased	(3,448,793)	(60,632,306)

Net decrease	(1,121,767)	$(19,828,369)

CLASS R	Shares	Amount
Six months ended 1/31/06:
Shares sold	19,374	$ 351,488

Shares issued
in connection
with reinvestment
of distributions	1,577	28,207

	20,951	379,695

Shares
repurchased	(9,691)	(175,191)

Net increase	11,260	$ 204,504

Year ended 7/31/05:
Shares sold	34,944	$ 617,759

Shares issued
in connection
with reinvestment
of distributions	414	7,354

	35,358	625,113

Shares
repurchased	(3,357)	(59,966)

Net increase	32,001	$ 565,147

CLASS Y	Shares	Amount
Six months ended 1/31/06:
Shares sold	3,995,701	$ 72,256,691

Shares issued
in connection
with reinvestment
of distributions	1,380,984	24,823,095

	5,376,685	97,079,786

Shares
repurchased	(12,119,706)	(218,934,421)

Net decrease	(6,743,021)	$(121,854,635)

Year ended 7/31/05:
Shares sold	8,972,215	$ 159,374,817

Shares issued
in connection
with reinvestment
of distributions	961,528	16,948,666

	9,933,743	176,323,483

Shares
repurchased	(24,182,974)	(429,752,275)

Net decrease	(14,249,231)	$(253,428,792)

Note 5: Investment in Putnam Prime Money Market Fund

Pursuant to an exemptive order from the Securities and Exchange Commission, the fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management and administrative services fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the period ended January 31, 2006, management fees paid were reduced by $120,569 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $3,496,496 for the period ended January 31, 2006. During the period ended January 31, 2006, cost of purchases and cost of sales of investments in Putnam Prime Money Market Fund aggregated $757,004,359 and $779,543,230, respectively.

Note 6: Regulatory matters and litigation

Putnam Management has entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end funds and their shareholders. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The Securities and Exchange Commission’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Pursuant to a settlement with the Securities and Exchange Commission relating to Putnam Management’s brokerage allocation practices, on October 13, 2005 the fund received $919,245 in proceeds paid by Putnam Management. The fund had accrued a receivable for this amount in the prior fiscal year.

Putnam Investments has recorded a charge of $30 million for the estimated cost, excluding interest, that it believes will be necessary to address issues relating to the calculation of certain amounts paid by the Putnam mutual funds in previous years. The previous payments were cost reimbursements by the Putnam funds to Putnam for transfer agent services relating to defined contribution operations. In March 2006, the fund recorded a receivable of $2,471,315 from Putnam Investments in connection with this matter. Review of the matter is ongoing and the amount received by the fund may be adjusted in the future. Such adjustment is not expected to be material.

Putnam Management and Putnam Retail Management are named as defendants in a civil suit in which the plaintiffs allege that the management and distribution fees paid by certain Putnam funds were excessive and seek recovery under the Investment Company Act of 1940. Putnam Management and Putnam Retail Management have contested the plaintiffs’ claims and the matter is currently pending in the U.S. District Court for the District of Massachusetts. Based on currently available information, Putnam Management believes that this action is without merit and that it is unlikely to have a material effect on Putnam Management’s and Putnam Retail Management’s ability to provide services to their clients, including the fund.

Brokerage commissions (Unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam’s Large-Cap Value group for the year ended January 31, 2006. The other Putnam mutual funds in this group are Putnam Classic Equity Fund, Putnam Convertible Income-Growth Trust, Putnam Equity Income Fund, The Putnam Fund for Growth and Income, Putnam New Value Fund, Putnam VT Equity Income Fund, Putnam VT The George Putnam Fund of Boston, Putnam VT Growth and Income Fund, and Putnam VT New Value Fund.

The top five firms that received brokerage commissions for trades executed for the Large-Cap Value group are (in descending order) Goldman Sachs, Citigroup Global Markets, Deutsche Bank Securities, Merrill Lynch, and Morgan Stanley Dean Witter. Commissions paid to these firms together represented approximately 45% of the total brokerage commissions paid for the year ended January 31, 2006.

Commissions paid to the next 10 firms together represented approximately 40% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bank of America, Bear Stearns & Company, Credit Suisse First Boston, Investment Technology, Lazard Freres & Co., Lehman Brothers, RBC Capital Markets, Sanford Bernstein, UBS Warburg, and Wachovia Securities.

Commission amounts do not include “mark-ups” paid on bond or derivative trades made directly with a dealer. Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

Fund information

Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager
Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services
Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian
Putnam Fiduciary
Trust Company

Legal Counsel
Ropes & Gray LLP

Trustees
John A. Hill, Chairman
Jameson Adkins Baxter,
Vice Chairman
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
W. Thomas Stephens
Richard B. Worley

Officers
George Putnam, III
President

Charles E. Porter
Executive Vice President,
Associate Treasurer and
Principal Executive Officer

Jonathan S. Horwitz
Senior Vice President
and Treasurer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Daniel T. Gallagher
Senior Vice President,
Staff Counsel and
Compliance Liaison

Beth S. Mazor
Vice President

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Francis J. McNamara, III
Vice President and
Chief Legal Officer

Charles A. Ruys de Perez
Vice President and
Chief Compliance Officer

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Judith Cohen
Vice President, Clerk and
Assistant Treasurer

Wanda M. McManus
Vice President, Senior Associate
Treasurer and Assistant Clerk

Nancy E. Florek
Vice President, Assistant Clerk,
Assistant Treasurer and
Proxy Manager

This report is for the information of shareholders of The George Putnam Fund of Boston. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109
www.putnam.com
1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Not FDIC Insured | May Lose Value | No Bank Guarantee

SA021 231704 3/06

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The George Putnam Fund of Boston

By (Signature and Title):

/s/Michael T. Healy Michael T. Healy Principal Accounting Officer

Date: March 29, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter Charles E. Porter Principal Executive Officer

Date: March 29, 2006

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: March 29, 2006